Document And Entity Information (USD $)	12 Months Ended
	Dec. 31, 2012	Mar. 13, 2013	Jun. 30, 2012
Document And Entity Information [Abstract]
Entity Registrant Name	CHIQUITA BRANDS INTERNATIONAL INC
Entity Central Index Key	0000101063
Current Fiscal Year End Date	--12-31
Entity Filer Category	Accelerated Filer
Document Type	10-K
Document Period End Date	Dec 31, 2012
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Amendment Flag	false
Entity Common Stock, Shares Outstanding		46,403,671
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Public Float			$ 223,000,000

Consolidated Statements of Income (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net sales	$ 3,078,337	$ 3,139,296	$ 3,227,432
Cost of sales	2,743,040	2,698,031	2,770,431
Selling, general and administrative	275,895	301,465	315,749
Depreciation	53,736	51,533	51,172
Amortization	9,418	9,394	9,844
Equity in losses of investees	33,433	6,314	2,925
Reserve for (recovery of) grower receivables, net	(664)	32,967	2,148
Restructuring and relocation costs	35,429	5,852	0
Gain on deconsolidation of European smoothie business	0	0	(32,497)
Goodwill and trademark impairment	181,884	0	0
Operating income (loss)	(253,834)	33,740	107,660
Interest income	3,131	4,204	5,532
Interest expense	(45,299)	(51,586)	(57,058)
Other income (expense), net	(1,793)	(11,722)	2,889
Income (loss) from continuing operations before income taxes	(297,795)	(25,364)	59,023
Income tax (expense) benefit	(105,239)	82,200	1,600
Income (loss) from continuing operations	(403,034)	56,836	60,623
Loss from discontinued operations, net of income taxes	(1,983)	0	(3,268)
Net income (loss)	$ (405,017)	$ 56,836	$ 57,355
Continuing operations (in usd per share)	$ (8.75)	$ 1.25	$ 1.34
Discontinued operations (in usd per share)	$ (0.04)	$ 0	$ (0.07)
Earnings (loss) per common share - basic (in usd per share)	$ (8.79)	$ 1.25	$ 1.27
Continuing operations (in usd per share)	$ (8.75)	$ 1.23	$ 1.32
Discontinued operations (in usd per share)	$ (0.04)	$ 0	$ (0.07)
Earnings (loss) per common share - diluted (in usd per share)	$ (8.79)	$ 1.23	$ 1.25

Consolidated Statements of Comprehensive Income (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net income (loss)	$ (405,017)	$ 56,836	$ 57,355
Other comprehensive Income (loss), net of tax where applicable:
Unrealized foreign currency translation gains (losses)	(194)	241	87
Change in fair value of available-for-sale investment	1,222	(224)	(126)
Unrealized gains (losses) on derivatives for the period	(16,928)	38,903	28,709
(Gains) reclassified from OCI into net income	(17,293)	(44,824)	(5,805)
Unrealized gains (losses) on derivatives	(34,221)	(5,921)	22,904
Actuarial gains (losses) for the period	189	(3,846)	(6,661)
Amortization included in pension cost, net of ($283), $0, and $0, respectively, of income tax expense (benefit)	789	1,000	1,095
Defined benefit pension and severance plans	978	(2,846)	(5,566)
Other comprehensive income (loss), net of tax	(32,215)	(8,750)	17,299
Comprehensive income (loss)	$ (437,232)	$ 48,086	$ 74,654

Consolidated Statements of Comprehensive Income (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Statement of Other Comprehensive Income [Abstract]
Amortization included in pension cost, income tax expense (benefit)	$ (283)	$ 0	$ 0

Consolidated Balance Sheets (USD $)	Dec. 31, 2012		Dec. 31, 2011
ASSETS
Cash and equivalents	$ 51,026,000		$ 45,261,000
Trade receivables less allowances of $19,028 and $6,405, respectively	285,151,000		266,555,000
Other receivables, net	65,109,000		66,804,000
Inventories	220,041,000		238,279,000
Prepaid expenses	40,814,000		43,177,000
Other current assets	18,335,000		44,597,000
Total current assets	680,476,000		704,673,000
Property, plant and equipment, net	395,299,000		369,687,000
Investments and other assets, net	81,528,000		132,233,000
Trademarks	426,085,000		449,085,000
Goodwill	18,095,000		176,584,000
Other intangible assets, net	96,279,000		105,697,000
Total assets	1,697,762,000		1,937,959,000
LIABILITIES AND SHAREHOLDERS' EQUITY
Current portion of long-term debt	65,008,000	[1]	16,774,000	[1]
Accounts payable	274,624,000		251,572,000
Accrued liabilities	140,700,000		114,979,000
Total current liabilities	480,332,000		383,325,000
Long-term debt, net of current portion	540,517,000		555,705,000
Accrued pension and other employee benefits	75,144,000		76,903,000
Deferred gain - sale of shipping fleet	20,204,000		34,553,000
Deferred tax liabilities	111,628,000		43,248,000
Other liabilities	99,535,000		44,155,000
Total liabilities	1,327,360,000		1,137,889,000
Commitments and contingencies	0		0
Shareholders' equity:
Common stock, $.01 par value (46,317,433 and 45,777,760 shares outstanding, respectively)	463,000		458,000
Capital surplus	834,560,000		827,001,000
Accumulated deficit	(424,096,000)		(19,079,000)
Accumulated other comprehensive loss	(40,525,000)		(8,310,000)
Total shareholders' equity	370,402,000		800,070,000
Total liabilities and shareholders' equity	$ 1,697,762,000		$ 1,937,959,000

[1]	Credit facilities and other subsidiary debt may be traded on the secondary loan market, and the fair value of the Term Loan is based on either the last available trading price, if recent, or trading prices of comparable debt (Level 3). See also Note 12 for discussion of fair value.

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
ASSETS
Trade receivables allowances	$ 19,028	$ 6,405
LIABILITIES AND SHAREHOLDERS' EQUITY
Common stock, par value (in usd per share)	$ 0.01	$ 0.01
Common stock, outstanding shares	46,317,433	45,777,760

Consolidated Statements of Shareholders' Equity (USD $) In Thousands, unless otherwise specified	Total	Common Stock	Capital Surplus	(Accumulated Deficit) Retained Earnings	AOCI of Continuing Operations
Balance at Dec. 31, 2009	$ 660,303	$ 448	$ 809,984	$ (133,270)	$ (16,859)
Balance (Shares) at Dec. 31, 2009		44,818
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Comprehensive income	74,654	0	0	57,355	17,299
Modification of LTIP awards	(6,363)	0	(6,363)	0	0
Stock-based compensation (Shares)		480
Stock-based compensation	14,033	5	14,028	0	0
Shares withheld for taxes	(2,639)	0	(2,639)	0	0
Balance at Dec. 31, 2010	739,988	453	815,010	(75,915)	440
Balance (Shares) at Dec. 31, 2010		45,298
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Comprehensive income	48,086	0	0	56,836	(8,750)
Stock-based compensation (Shares)		480
Stock-based compensation	13,716	5	13,711	0	0
Shares withheld for taxes	(1,720)	0	(1,720)	0	0
Balance at Dec. 31, 2011	800,070	458	827,001	(19,079)	(8,310)
Balance (Shares) at Dec. 31, 2011		45,778
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Comprehensive income	(437,232)	0	0	(405,017)	(32,215)
Stock-based compensation (Shares)		539
Stock-based compensation	8,777	5	8,772	0	0
Shares withheld for taxes	(1,213)	0	(1,213)	0	0
Balance at Dec. 31, 2012	$ 370,402	$ 463	$ 834,560	$ (424,096)	$ (40,525)
Balance (Shares) at Dec. 31, 2012		46,317

Consolidated Statements of Cash Flow(USD ($)) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
OPERATIONS
Net income (loss)	$ (405,017)	$ 56,836	$ 57,355
Loss from discontinued operations	1,983	0	3,268
Depreciation and amortization	63,154	60,927	61,016
Goodwill and trademark impairment	181,884	0	0
Equity in losses of investees	33,433	6,314	2,925
Loss on debt extinguishment, net	0	11,722	246
Deferred income taxes	92,547	(100,836)	(10,465)
Reserve for trade receivables	14,041	2,877	2,161
Reserve for grower receivables	933	32,967	2,148
Gain on deconsolidation of European smoothie business	0	0	(32,497)
Amortization of discount on Convertible Notes	9,715	8,606	7,623
Amortization of gain on shipping fleet sale	(14,349)	(14,131)	(14,562)
Stock-based compensation	8,193	10,042	14,033
Restructuring related asset impairments	4,883	0	0
Changes in current assets and liabilities:
Trade receivables	(37,098)	(11,022)	21,286
Other receivables	(2,175)	33,306	25,417
Inventories	15,302	(26,546)	663
Prepaid expenses and other current assets	(537)	(9,981)	(5,286)
Accounts payable and accrued liabilities	7,889	(18,617)	(70,422)
Other liabilities	31,325	2,995	17,455
Other	26,471	(6,501)	15,497
Operating cash flow	32,577	38,958	97,861
INVESTING
Capital expenditures	(53,440)	(75,535)	(65,542)
Net proceeds from sale of:
51% of European smoothie business, net of $1,396 cash included in the net assets on the sale date	0	0	16,882
Equity method investments	3,142	3,307	21,345
Other long-term assets	4,993	3,512	1,089
Other, net	(2,334)	745	(6,094)
Investing cash flow	(47,639)	(67,971)	(32,320)
FINANCING
Issuances of long-term debt	0	330,067	0
Repayments of long-term debt	(16,768)	(400,333)	(30,429)
Payments for debt modification and issuance costs	(2,405)	(5,026)	0
Payments of debt extinguishment costs	0	(6,915)	0
Borrowings under the revolving credit facility	70,000	0	0
Repayments of revolving credit facility and other debt	(30,000)	0	0
Financing cash flow	20,827	(82,207)	(30,429)
Increase (decrease) in cash and equivalents	5,765	(111,220)	35,112
Cash and equivalents, beginning of period	45,261	156,481	121,369
Cash and equivalents, end of period	51,026	45,261	156,481
Cash included in the net assets on sale date	$ 1,396

Earnings Per Share	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Earnings Per Share
Earnings Per Share
Basic and diluted earnings per common share ("EPS") are calculated as follows:

(In thousands, except per share amounts)	2012	2011	2010
Income (loss) from continuing operations	$(403,034)	$56,836	$60,623
Loss from discontinued operations	(1,983)	—	(3,268)
Net income (loss)	$(405,017)	$56,836	$57,355

Weighted average common shares outstanding (used to calculate basic EPS)	46,059	45,541	45,003
Stock options and other stock awards	—	745	847
Weighted average common shares outstanding (used to calculate diluted EPS)	46,059	46,286	45,850

Continuing operations	$(8.75)	$1.25	$1.34
Discontinued operations	(0.04)	—	(0.07)
Earnings (loss) per common share – basic	$(8.79)	$1.25	$1.27

Continuing operations	$(8.75)	$1.23	$1.32
Discontinued operations	(0.04)	—	(0.07)
Earnings (loss) per common share – diluted	$(8.79)	$1.23	$1.25

If the company had generated net income for the year ended December 31, 2012, an additional 0.5 million shares would have been used to calculate diluted EPS. The assumed conversions to common stock of the company's stock awards, options and 4.25% Convertible Senior Notes due 2016 ("Convertible Notes") are excluded from the diluted EPS computations for periods in which these items, on an individual basis, have an anti-dilutive effect on diluted EPS. In 2012, 2011 and 2010, the effect of the conversion of the Convertible Notes would have been anti-dilutive because the average trading price of the common stock was below the initial conversion price of $22.45 per share. Additionally, shares were excluded from the diluted EPS calculation related to restricted stock units, stock options and long term incentive plans because they were anti-dilutive. These excluded shares were 1.9 million, 1.5 million and 1.5 million for 2012, 2011 and 2010, respectively.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies
CONSOLIDATION
The Consolidated Financial Statements include the accounts of Chiquita Brands International, Inc. ("CBII"), controlled majority-owned subsidiaries and any entities that are not majority-owned but require consolidation as a variable interest entity (collectively, "Chiquita" or the company). Intercompany balances and transactions have been eliminated.
USE OF ESTIMATES
The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States ("U.S. GAAP"), which require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Significant estimates are inherent in the preparation of the accompanying consolidated financial statements. Significant estimates are made in determining allowance for doubtful accounts for grower and trade receivables, sales incentives, reviews of carrying values of long-lived assets, fair value assessments, goodwill and intangible asset valuations, pension and severance plans, income taxes and contingencies. Actual results could differ from these estimates.
CASH AND EQUIVALENTS
Cash and equivalents include cash and highly liquid investments with a maturity of three months or less at the time of purchase.
TRADE RECEIVABLES
Trade receivables less allowances reflect the net realizable value of the receivables, and approximate fair value. The company generally does not require collateral or other security to support trade receivables subject to credit risk. To reduce credit risk, the company performs credit investigations prior to establishing customer credit limits and reviews customer credit profiles on an ongoing basis. Allowances against the trade receivables are established based on the company's knowledge of customers' financial condition, historical loss experience and account payment status compared to invoice payment terms. Allowances are recorded and charged to expense when an account is deemed to be uncollectible. Recoveries of trade receivables previously reserved in the allowance are credited to income.
FINANCE RECEIVABLES
The company includes finance receivables in the Consolidated Balance Sheets net of allowances, with current portions included in "Other receivables, net" and long-term portions included in "Investments and other assets, net." The largest components of finance receivables are seasonal grower advances and seller financing from prior sales of certain subsidiaries. Seasonal grower advances made to qualified growers of other produce are non-interest bearing, usually short-term in nature and are generally collected as the other produce is harvested and sold. The company generally requires property liens and pledges of the season's produce as collateral to support the advances. If sales of the season's produce do not result in full repayment of the advance, the company may exercise the collateral provisions or renegotiate terms, including interest, to collect the remaining balance. Terms of seller financing are typically based on the earnings power of the business that was sold.
Allowances are established when the company determines it is probable that the grower will be unable to repay the advance based on the company's knowledge of the grower's financial condition and the company's historical loss experience. Allowances are measured for each individual finance receivable using quantitative and qualitative factors, considering the value of any collateral securing the seller financing or grower advance. Interest receivable on overdue or renegotiated seller financing or grower advances is placed into nonaccrual status when collectibility becomes uncertain. Collectibility is assessed at the end of each reporting period and write-offs are recorded only when collection efforts have been abandoned. Recoveries of other receivables previously reserved in the allowance are credited to income.
INVENTORIES
Inventories are valued at the lower of cost or market. Cost for banana growing crops and banana inventories is determined on the "last-in, first-out" (LIFO) basis. Cost for other inventory categories, including other fresh produce and value-added salads, is determined on the "first-in, first-out" (FIFO) or average cost basis. Banana and other fresh produce inventories represent costs associated with boxed bananas and other fresh produce not yet sold. Growing crop inventories primarily represent the costs associated with growing banana plants on company-owned farms or growing lettuce on third-party farms where the company bears substantially all of the growing risk. Materials and supplies primarily represent growing and packaging supplies maintained on company-owned farms or in production plants and warehouses. Inventory costs are comprised of the purchase and transportation cost plus production labor and overhead.
INVESTMENTS
Investments representing non-controlling interests are accounted for by the equity method when the company has the ability to exercise significant influence over the investees' operations. Investments that the company does not have the ability to significantly influence are valued at cost. Publicly traded investments that the company does not have the ability to significantly influence are accounted for as available-for-sale securities at fair value. Unrealized holding gains or losses on available-for-sale securities are excluded from operating results and are recognized in shareholders' equity (accumulated other comprehensive income) until realized. The company assesses any declines in the fair value of individual investments to determine whether such declines are other-than-temporary and whether the investments are impaired.
PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment are stated at cost, and except for land, are depreciated on a straight-line basis over their estimated remaining useful lives. The company generally uses 5 to 30 years for cultivations, 10 to 40 years for buildings and improvements, and 3 to 15 years for machinery and equipment. Cultivations represent the costs to plant and care for banana plants until such time that the root system can support commercial quantities of fruit, as well as the costs to build levees, drainage canals and other farm infrastructure to support the banana plants. When assets are retired or otherwise disposed of, the costs and related accumulated depreciation are removed from the accounts. The difference between the net book value of the asset and the proceeds from disposition is recognized as a gain or loss. Routine maintenance and repairs are charged to expense as incurred, while costs of betterments and renewals are capitalized. The company reviews the carrying value of its property, plant and equipment when impairment indicators are noted. In 2012, the company recorded $2 million of impairment charges in connection with its restructuring, which is recorded as "Restructuring and relocation costs" in the Consolidated Statements of Income. See Note 3 for additional description of the company's restructuring. The failure of step 1 of the goodwill impairment analysis (discussed below) was an impairment indicator in 2012, but the undiscounted cash flows associated with the property, plant and equipment were greater than the carrying value and therefore no impairment was present. No material impairment charges were recorded during 2011 or 2010.
GOODWILL, TRADEMARKS AND INTANGIBLE ASSETS
Impairment reviews comparing fair value to carrying value are highly judgmental and involve the use of significant estimates and assumptions, which determine whether there is potential impairment and the amount of any impairment charge recorded. Fair value assessments involve estimates of discounted cash flows that are dependent upon discount rates and long-term assumptions regarding future sales and margin trends, market conditions and cash flow. Actual results may differ from these estimates. Fair value measurements used in the impairment reviews of goodwill and intangible assets are Level 3 measurements, as described in Note 12. See further information about the company's policy for fair value measurements below under "Fair Value Measurements" and in Note 12.
A significant portion of the company's goodwill, trademarks and intangible assets relate to the company's salad operations, Fresh Express. Due to lower operating performance of retail value-added salad business, lower retail value-added salad volumes, lower perceived valuation multiples in the packaged salad industry and continuing demand for private label versus branded products, the 2012 analyses resulted in a $157 million ($157 million after-tax) impairment charge to goodwill and a $23 million ($14 million after-tax) impairment charge to the Fresh Express trademark. The company also fully impaired goodwill related to a non-core business in 2012, resulting in $2 million of additional goodwill impairment charges.
Goodwill. Goodwill is reviewed for impairment each fourth quarter, or more frequently if circumstances indicate the possibility of impairment. The 2011 and 2010 reviews did not indicate impairment; however impairment charges resulted from the 2012 review.
The first step of the impairment review compares the fair value of the Fresh Express reporting unit to the carrying value. Consistent with prior impairment reviews, the company estimated the fair value of the reporting unit using a combination of: (i) a market approach based on multiples of revenue and earnings before interest, taxes, depreciation and amortization ("EBITDA") from recent comparable transactions and other market data; and (ii) an income approach based on expected future cash flows discounted at 13.0%, 9.7% and 9.6% in 2012, 2011 and 2010, respectively. The increase in the discount rate for the 2012 analysis reflects the additional industry-specific risk corresponding to the lower perceived revenue and EBITDA multiples for the packaged salad industry. The market approach and the income approach were weighted equally based on judgment of the comparability of the recent transactions and the risks inherent in estimating future cash flows. Management considered recent economic and industry trends, as well as risk in executing its current plans in estimating Fresh Express' expected future cash flows in the income approach. In 2012, the first step of the impairment analysis indicated impairment, which was measured in the second step. In 2011 and 2010, the first step did not indicate impairment because the estimated fair value of the Fresh Express reporting unit was greater than its carrying value; therefore, the second step was not required. In addition, no events or changes in circumstances occurred in 2012, 2011 or 2010 that required impairment testing in between annual tests.
The second step measures the implied value of goodwill by subtracting the fair value of the Fresh Express reporting unit's assets and liabilities, including intangible assets, from the fair value of Fresh Express as estimated in step 1. The 2012 goodwill impairment charge was measured as the difference between the implied value of goodwill and the carrying value.
Significant assumptions used to estimate the fair value of the Fresh Express reporting unit include estimates of future cash flows, discount rate and multiples of revenue and EBITDA. These assumptions are typically not considered individually because assumptions used to select one variable should also be considered when selecting other variables; however, sensitivity of the overall fair value assessment to each significant variable is also considered. In the 2011 and 2010 analyses, reasonably possible fluctuations in the discount rate, cash flows or market multiples did not indicate impairment. In 2011 and 2010, management also considered the operation of the business in several possible business environments; in each case management assumed that Fresh Express would be able to recapture increases in commodity costs affecting the industry, such as increases in transportation or raw product costs. In the 2012 analysis, a 1.0 percentage point increase in the selected discount rate would have resulted in $8 million of additional impairment, and a 5% decrease in the selected multiples of revenue and EBITDA would have resulted in $10 million of additional impairment.
Trademarks. Trademarks are indefinite-lived intangible assets that are not amortized and are also reviewed each fourth quarter, or more frequently if circumstances indicate the possibility of impairment. In addition, no events or changes in circumstances occurred in 2012, 2011 or 2010 that required impairment testing in between annual tests. The review compares the estimated fair values of the trademarks to the carrying values. The 2011 and 2010 reviews did not indicate impairment because the estimated fair values were greater than the carrying values. As noted above, the 2012 review resulted in an impairment charge to the Fresh Express trademark. Consistent with prior reviews, the company estimated the fair values of the trademarks using the relief-from-royalty method. The relief-from-royalty method estimates the royalty expense that is avoided as a result of owning the respective trademarks. The royalty savings are measured by applying a royalty rate to projected sales to estimate cash flows attributable to the trademark then converting those cash flows (after-tax) to a present value using a discount rate that considers the risk associated with owning the trademarks. Royalty rates are selected based on recent available data for similar trademark license arrangements as well as assessments of the cash flows from the business activities related to the trademark.
For the Chiquita trademark, the company assumed royalty rates of 2.5%, 3.0% and 3.0% and discount rates of 11.0%, 11.3% and 11.1% in the 2012, 2011 and 2010 impairment analyses, respectively. The fair value estimate is most sensitive to the royalty rate but reasonably possible fluctuations in both the royalty rates and the discount rates for both the Chiquita trademarks also did not indicate impairment.
For the Fresh Express trademarks, the company assumed royalty rates of 1.0%, 3.0% and 3.0% and discount rates of 13.0%, 11.3% and 11.1% in the 2012, 2011 and 2010 impairment analyses, respectively. A 0.5 percentage point decrease in the selected royalty rate in the 2012 analysis would have resulted in $18 million of additional impairment and a 1.0 percentage point increase in the selected discount rate would have resulted in an additional $3 million of impairment. At the time of the 2011 and 2010 analyses, reasonably possible fluctuations in the selected royalty rate or the selected discount rate did not indicate impairment.
Other Intangible Assets. The company's intangible assets with definite lives consist of customer relationships and patented technology primarily related to Fresh Express. These assets are amortized on a straight-line basis (which approximates the attrition method) over their estimated remaining lives. The weighted average remaining lives of the Fresh Express customer relationships and patented technology are 11 years and 9 years, respectively. As amortizable intangible assets, the company reviews the carrying value only when impairment indicators are present, by comparing (i) estimates of undiscounted future cash flows, before interest charges, included in the company's operating plans versus (ii) the carrying values of the related assets. Tests are performed over asset groups at the lowest level of identifiable cash flows. No impairment indicators existed in 2011 or 2010. The failure of step 1 of the goodwill impairment analysis was an impairment indicator in 2012, but the undiscounted cash flows associated with the other intangible assets were greater than the carrying value, and therefore, no impairment was present.
REVENUE RECOGNITION
The company records revenue when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the price to the customer is fixed or determinable, and collectibility is reasonably assured. This generally occurs when the product is delivered to, and title to the product passes to, the customer.
SALES INCENTIVES
The company, primarily in its Salads and Healthy Snacks segment and also in its Bananas segment in certain countries, offers sales incentives to its customers and to consumers. These incentives primarily consist of volume-related rebates, placement fees (fees paid to retailers for product display), consumer coupons and promotional discounts. Consideration given to customers and consumers related to sales incentives is recorded as a reduction of "Net sales" in the Consolidated Statements of Income. Changes in the estimated amount of incentives to be paid are treated as changes in estimates and are recognized in the period of change.
COST OF SALES
Cost of sales represents direct costs attributable to the production and delivery of goods sold by the company. The company identified certain ripening expenses previously reported as "Selling, general and administrative" expense that should be recorded as "Cost of sales." These expenses were $6 million and less than 0.3% of "Cost of sales" and less than 2.7% of "Selling, general and administrative" expense for each of the years ended December 31, 2012, 2011 and 2010. The company concluded that correction of the expense classification would not be material to any prior periods, and does not affect "Income (loss) from continuing operations" for any of the periods. The company has revised amounts previously reported as "Cost of sales" and "Selling, general and administrative" expense in the Consolidated Statements of Income and in Note 21 to classify such ripening expenses as "Cost of sales."
ADVERTISING AND PROMOTION EXPENSE
Advertising and promotion expense are included in "Selling, general and administrative" and was $27 million, $56 million and $58 million for the years ended December 31, 2012, 2011 and 2010, respectively. Television advertising costs related to production are expensed the first time an ad airs in each market and the cost of advertising time is expensed over the advertising period. Other types of advertising and promotion are expensed over the advertising or promotion period.
SHIPPING AND HANDLING FEES AND COSTS
Shipping and handling fees billed to customers are included in "Net sales" and shipping and handling costs are recorded in "Cost of sales" in the Consolidated Statements of Income.
VALUE ADDED TAXES
Value added taxes ("VAT") that are collected from customers and remitted to taxing authorities in applicable jurisdictions are excluded from sales and cost of sales. Receivables result from filing for refunds of VAT paid to various governments and liabilities result from collections that have not yet been remitted to taxing authorities. As of December 31, 2012 and 2011, the company had $39 million and $36 million, respectively, of VAT receivables classified in "Other receivables, net," and $2 million and $2 million, respectively, classified in "Investments and other assets, net" in addition to $7 million and less than $1 million, respectively, of VAT liabilities classified in "Accounts payable."
LEASES
Leases are evaluated at inception or upon any subsequent material modification for treatment as either capital or operating, depending on the terms of each lease. For operating leases that contain built-in pre-determined rent escalations, rent holidays or rent concessions, rent expense is recognized on a straight-line basis over the life of the lease.
STOCK-BASED COMPENSATION
The company's share-based awards include restricted stock units ("RSU"), a Long-Term Incentive Program ("LTIP") and stock options. RSU awards generally vest over four years, and prior to vesting, shares are not issued and grantees are not eligible to vote or receive dividends on the restricted stock units. RSU awards are equity-classified and the fair value of these awards is determined at the grant date and expensed over the period from the grant date to the date the employee is no longer required to provide service to earn the award, which could be immediately in the case of retirement-eligible employees.
Certain executive level employees participate in the LTIP, where awards are intended to be performance-based compensation as defined in Section 162(m) of the Internal Revenue Code. The LTIP allows for awards to be issued at the end of each three-year performance period. Prior to the 2011-2013 performance period, one-half of each LTIP award was based on the company's achievement of cumulative earnings per share targets ("EPS awards"), and the other half was based on the company's achievement of total shareholder return relative to peer companies ("TSR awards"). For the 2011-2013 and 2012-2014 performance periods, 20% is a TSR award, 40% is an EPS award and 40% is based on the company's achievement of a free cash flow target ("FCF award"). The value of TSR awards is based on a Monte Carlo simulation at the measurement date. The value of EPS and FCF awards is based on the share price at the measurement date and an estimate of the expected number of shares to be issued.
In 2010, the LTIP was modified to allow a portion of the awards to be paid in cash in an amount substantially equal to the estimated tax liability triggered by such awards. LTIP awards outstanding in 2010 were modified, which changed them to liability-classified awards from equity-classified awards. Both liability-classified and equity-classified awards recognize the fair value of the award ratably over the performance period; however, equity-classified awards only measure the fair value at the grant date, whereas liability-classified awards measure the fair value at each reporting date, with changes in the fair value of the award cumulatively adjusted through expense each period. For modified awards, expense is recognized at the greater of the equity-method or the liability-method. At December 31, 2012, the expense for the modified LTIP awards was measured under the equity classification, as the original equity value of the awards is higher than the current value. The LTIP awards for the 2011-2013 and 2012-2014 performance periods have been liability-classified since their respective grant dates.
In October 2012, under a plan separate from the company's shareholder-approved equity compensation plan, 1,440,062 of stock options were granted to the company's new chief executive officer as a hiring inducement in accordance with New York Stock Exchange rules. One-half of the stock options become exercisable on each of the first two anniversaries of the chief executive officer's start date. The fair value of these awards was determined at the grant date and is being expensed over the period from the grant date to the date the chief executive officer is no longer required to provide service to earn the award. See Note 16 for additional description of the company's stock-based compensation.
CONTINGENT LIABILITIES
Each period, the company reviews the status of each claim and legal proceeding and assesses the potential financial exposure. This is coordinated with information obtained from external and internal counsel. If the potential loss from any claim or legal proceeding is probable and the amount can be reasonably estimated, the company accrues a liability for the estimated loss. To the extent the amount of a probable loss is estimable only by reference to a range of equally likely outcomes, and no amount within the range appears to be a better estimate than any other amount, the company accrues the low end of the range. Management makes judgments related to accruals based on the best information available at the time, which may be based on estimates and assumptions, including those that depend on external factors beyond the company's control. As additional information becomes available, the company reassesses and may revise estimates for the potential liabilities related to pending claims and litigation. Legal costs are expensed as incurred.
INCOME TAXES
The company is subject to income taxes in both the United States and numerous foreign jurisdictions. Income tax expense or benefit is provided for using the asset and liability method. Deferred income taxes are recognized at currently enacted tax rates for the expected future tax consequences attributable to temporary differences between amounts reported for income tax purposes and financial reporting purposes. Deferred taxes are not provided for the undistributed earnings of subsidiaries operating outside the U.S. that have been permanently reinvested in foreign operations.
The company regularly reviews all deferred tax assets on a tax filer and jurisdictional basis to estimate whether these assets are more likely than not to be realized based on all available evidence. This evidence includes historical taxable income, projected future taxable income, the expected timing of the reversal of existing temporary differences and the implementation of tax planning strategies and projected future taxable income. The weight given to the positive and negative evidence is commensurate with the extent to which the evidence is objectively verified. The expected timing of the reversals of existing temporary differences is based on current tax law and the company's tax methods of accounting. Projected future taxable income is based on expected results and assumptions as to the jurisdiction in which the income will be earned. The expected timing of the reversals of existing temporary differences is based on current tax law and the company's tax methods of accounting. Unless deferred tax assets are more likely than not to be realized, a valuation allowance is established to reduce the carrying value of the deferred tax asset until such time that realization becomes more likely than not. Increases and decreases in these valuation allowances are included in "Income tax expense (benefit)" in the Consolidated Statements of Income.
In the ordinary course of business, there are many transactions and calculations where the ultimate income tax determination is uncertain. The evaluation of a tax position is a two-step process. The first step is to evaluate the uncertain tax position for recognition by determining if the weight of available evidence indicates that it is "more-likely-than-not" that a tax position, including resolution of any related appeals or litigation, will be sustained upon examination based on its technical merits. If the recognition criterion is met, the second step is to measure the income tax benefit to be realized. Tax positions or portions of tax positions that do not meet the recognition and realization criteria are de-recognized by recording reserves. The company establishes reserves for income tax-related uncertainties based on estimates of whether, and the extent to which, additional taxes, penalties and interest could be due. Provisions for and changes to these reserves, as well as the related net interest and penalties, are included in "Income tax expense (benefit)" in the Consolidated Statements of Income. Significant judgment is required in evaluating tax positions and determining the company's provision for income taxes. The company regularly reviews its tax positions, and the reserves are adjusted in light of changing facts and circumstances, such as the resolution of outstanding tax audits or contingencies in various jurisdictions and the expiration of statutes of limitations.
EARNINGS PER SHARE
Basic earnings per share are calculated on the basis of the weighted average number of common shares outstanding during the year. Diluted earnings per share is calculated on the basis of the sum of the weighted average number of common shares outstanding during the year and the dilutive effect of the assumed conversion to common stock of the 4.25% convertible senior notes and the exercise or vesting of options and other stock awards using the treasury stock method. The assumed conversion to common stock of securities that would, on an individual basis, have an anti-dilutive effect on diluted earnings per share is not included in the diluted earnings per share computation.
CURRENCY TRANSLATION ADJUSTMENT
The company primarily uses the U.S. dollar as its functional currency, and monetary assets denominated in other than U.S. dollars are remeasured at the balance sheet date with related transaction gains and losses recognized currently in earnings. Certain smaller subsidiaries have functional currencies other than the U.S. dollar.
HEDGING
The company is exposed to currency exchange risk, most significantly from the value of the euro and its effect on the amount of euro net sales from the conversion of euro-denominated sales into U.S. dollars. The company is also exposed to price risk on purchases of bunker fuel used in its ocean shipping operations. The company may reduce these risks by purchasing derivatives, such as options and forward contracts. When purchasing derivatives, the company identifies a "forecasted hedged transaction," which is a specific future transaction (e.g., the purchase of fuel or exchange of currency in a specific future period), and designates the risk associated with the forecasted hedged transaction that the derivative will mitigate. The fair value of all derivatives is recognized in the Consolidated Balance Sheets. Gains and losses from changes in fair value of derivatives are recognized in net income in the current period if a derivative does not qualify for, or is not designated for, hedge accounting.
Most of the company's derivatives qualify for hedge accounting as cash flow hedges. The company formally documents all relationships between derivatives and the forecasted hedged transactions, including the company's risk management objective and strategy for undertaking various hedge transactions. To the extent that a derivative is effective in offsetting the designated risk exposure of the forecasted hedged transaction, gains and losses are deferred in accumulated other comprehensive income ("AOCI") in the Consolidated Balance Sheets until the respective forecasted hedged transaction occurs, at which point any gain or loss is recognized in net income. Gains or losses on effective hedges that have been terminated prior to maturity are also deferred in AOCI until the forecasted hedged transactions occur. For the ineffective portion of the hedge, gains or losses are reflected in net income in the current period. Ineffectiveness is caused by an imperfect correlation of the change in fair value of the derivative and the risk that is hedged.
The earnings effect of the derivatives is recorded in "Net sales" for currency hedges and in "Cost of sales" for fuel hedges. The company does not hold or issue derivative financial instruments for speculative purposes. See Note 11 for additional description of the company's hedging activities.
FAIR VALUE MEASUREMENTS
The company carries financial assets and financial liabilities at fair value, as further described in Note 12, but did not elect to carry nonfinancial assets and nonfinancial liabilities at fair value. Fair value measurements of nonfinancial assets and nonfinancial liabilities are primarily used in goodwill and other intangible asset impairment reviews and in the valuation of assets held for sale. Fair value standards provide a framework for measuring fair value, which prioritizes the use of observable inputs in measuring fair value. Fair value is the price to hypothetically sell an asset or transfer a liability in an orderly manner in the principal market for that asset or liability. The standards address valuation techniques used to measure fair value including the market approach, the income approach and the cost approach. The market approach uses prices or relevant information generated by market transactions involving identical or comparable assets or liabilities. The income approach involves converting future cash flows to a single present value, with the fair value measurement based on current market expectations about those future cash flows. The cost approach is based on the amount that currently would be required to replace the service capacity of the asset. See further information related to fair value measurements above under "Goodwill, Trademarks and Intangible Assets" and in Notes 12 and 14.
PENSION AND TROPICAL SEVERANCE PLANS
The company records the underfunded status of the defined benefit postretirement plan and tropical severance plans as a liability on the Consolidated Balance Sheets, recognizes changes in the funded status in AOCI in the year in which the changes occur, and measures the plan assets and obligations that determine the funded status as of the end of the fiscal year. Significant assumptions used in the actuarial calculation of the liabilities and expense related to the company's defined benefit and foreign pension and severance plans include the discount rate, long-term rate of compensation increase and the long-term rate of return on plan assets. For domestic plans, the company uses a discount rate based on a yield curve which uses the plans' expected payouts combined with a large population of high quality, fixed income investments in the U.S. that are appropriate for the expected timing of the plans' payments. For foreign plans, the company uses a discount rate based on the 10-year U.S. Treasury rate adjusted to reflect local inflation rates in those countries.
NEW ACCOUNTING STANDARDS
New accounting standards that could significantly affect the company's Consolidated Financial Statements are summarized as follows:

Issue Date	Description	Effective Date for the Company	Effect on the Company’s Consolidated Financial Statements
February 2013	Requires reporting of significant reclassifications out of accumulated other comprehensive income on the face of the financial statements or in the notes.	Prospectively, beginning January 1, 2013; early adoption permitted.	Will expand disclosure.
July 2012
Amends the guidance on testing indefinite-lived intangible assets, other than goodwill, for impairment and permits the use of qualitative factors in determining whether it is likely that indefinite-lived intangible assets impairment exists.
		Prospectively, beginning January 1, 2013; early adoption permitted.	Because the measurement of a potential impairment loss has not changed, the amended standards will not have an effect on the company's Consolidated Financial Statements upon adoption in 2013.

Restructuring and Relocation	12 Months Ended
Dec. 31, 2012
Restructuring and Related Activities [Abstract]
Restructuring and Relocation
Restructuring and Relocation
RESTRUCTURING
In August 2012, the company announced a restructuring plan to transform the company into a branded commodity operator. The restructuring plan is designed to reduce costs and improve the company's competitive position by focusing its resources on the banana and salad businesses, reducing investment in non-core products, reducing overhead and manufacturing cost and limiting consumer marketing activities. The company expects this initiative to result in annual savings of at least $60 million. In connection with this restructuring plan, the company has eliminated approximately 300 positions worldwide. A total of $18 million of restructuring costs have been recognized during 2012 including $11 million of severance and $5 million of impairments primarily related to fixed assets and certain promotional and packaging materials included in inventories associated with non-core European healthy snacking businesses in "Restructuring and relocation costs" in the Consolidated Statements of Income. Restructuring costs also included $2 million of goodwill impairment related to the European healthy snacking business recorded in "Goodwill and trademark impairment" in the Consolidated Statements of Income. The restructuring was substantially complete at December 31, 2012, although cash payments related to the restructuring plan are expected to continue through 2014, primarily related to severance payments to the former chief executive officer.
A reconciliation of the accrual for the restructuring activities ($4 million included in "Accrued liabilities" and $3 million included in "Other liabilities" in the Consolidated Balance Sheet at December 31, 2012) is as follows:

(In thousands)	Severance
December 31, 2011	$—
Severance expense	10,591
Amounts paid	(3,591)
December 31, 2012	$7,000
HEADQUARTERS RELOCATION
Late in 2011, the company committed to relocate its corporate headquarters from Cincinnati, Ohio to Charlotte, North Carolina, affecting approximately 300 positions. Concurrent with the headquarters relocation, the company further consolidated approximately 100 additional positions previously spread across the U.S. to improve execution and accelerate decision-making. The relocation was substantially completed in 2012 and is expected to cost approximately $30 million (including net capital expenditures of approximately $5 million after allowances from the landlord), of which a significant portion is expected to be recaptured through state, local and other incentives through 2022. The company does not expect the restructuring activities described above to affect the realization of the relocation incentives. As of December 31, 2012, the company had incurred a total of $26 million of expense and $5 million of net capital expenditures related to the relocation. The company expects to incur less than $1 million of additional expense primarily related to relocation, recruiting and other costs through 2013, at which time related cash payments will also be substantially complete.
One-time termination costs for affected employees included severance under the company's severance plans and, in some cases, retention awards, both of which required employees to continue providing services until their termination dates in order to be eligible for payment. Estimated payouts under the company's severance plans were accrued at the time the relocation was announced and estimated payouts of retention awards were accrued over the remaining service period. Relocation, recruiting and other costs are being expensed as incurred. Relocation related costs are included in "Restructuring and relocation costs" in the Consolidated Statements of Income.
A reconciliation of the accrual for the relocation that is included in "Accrued liabilities" is as follows:

(In thousands)	One-Time Termination Costs	Relocation, Recruiting and Other Costs	Total Exit Costs	Other Relocation Costs	Total
December 31, 2010	$—	$—	$—	$—	$—
Amounts expensed	5,303	265	5,568	284	5,852
Amounts paid	—	(21)	(21)	(176)	(197)
December 31, 2011	$5,303	$244	$5,547	$108	$5,655
Amounts expensed	2,527	13,129	15,656	4,048	19,704
Amounts paid	(5,799)	(12,295)	(18,094)	(4,238)	(22,332)
December 31, 2012	$2,031	$1,078	$3,109	$(82)	$3,027

OTHER SEVERANCE
In June 2011, the company realigned its value-added salads overhead cost structure and embedded its global innovation and marketing functions into its business units to better focus on speed, execution and scalability, and to deliver future operating cost savings, particularly in the Salads and Healthy Snacks segment. These actions resulted in $3 million of severance costs during 2011, which were recorded in "Cost of sales" and "Selling, general and administrative" in the Consolidated Statements of Income.

Trade and Finance Receivables	12 Months Ended
Dec. 31, 2012
Receivables [Abstract]
Trade and Finance Receivables
Trade and Finance Receivables
TRADE RECEIVABLES
The company's primary markets are in North America and Europe, but it also has sales in the Middle East and other markets. The majority of the company's sales in the Middle East are in Iran under license from the U.S. government that allows sale of food products to non-sanctioned parties. These sales are in U.S. dollars and represent $26 million of "Trade receivables, less allowances" on the Consolidated Balance Sheet at December 31, 2012. Even though the sales in Iran are permitted, the international sanctions against Iran are affecting the ability of Iranian customers to pay invoices within terms because it is difficult for them to obtain U.S. dollars, euros or other suitable currencies in sufficient quantity on a regular basis. Over the course of 2012, the company's receivable balance with these customers has increased, and the company has established payment plans with each of these customers to reduce their balances. Most customers have so far been able to find acceptable methods of payment to comply with their payment plans. However, one significant customer has not, and as a result, the company reserved $9 million of these receivables in 2012 representing balances in excess of related collateral. If this customer is able to find acceptable methods of payment to comply with its payment plan, the reserve may be reversed as appropriate. The company sources bananas from the Philippines for sale in the Middle East under a long term purchase contract with a former joint venture partner through 2016 with committed volumes. The company continues to develop other markets for these bananas, such as Iraq and Saudi Arabia, to diversify its risk in the region.
FINANCE RECEIVABLES
Finance receivables were as follows:

	December 31,
	2012		2011
(In thousands)	Grower Receivables	Seller Financing	Grower Receivables	Seller Financing
Gross receivable	$41,008	$30,523	$46,188	$35,021
Reserve	(36,854)	—	(37,519)	—
Net receivable	$4,154	$30,523	$8,669	$35,021

Current portion, net	$4,154	$3,691	$8,669	$4,771
Long-term portion, net	—	26,832	—	30,250
Net receivable	$4,154	$30,523	$8,669	$35,021

Activity in the finance receivable reserve is as follows:

(In thousands)	2012	2011
Reserve at beginning of year	$37,519	$4,552
Charged to costs and expenses	933	33,401
Recoveries	(1,597)	(435)
Foreign exchange and other	(1)	1
Reserve at end of year	$36,854	$37,519

Seasonal advances may be made to certain qualified growers of other produce, which are normally collected as the produce is harvested and sold. The company generally requires asset liens and pledges of the season's produce as collateral to support these advances. If sales of the season's produce do not result in full repayment of the advance, the company may exercise the collateral provisions or renegotiate the terms, including terms of interest, to collect the remaining balance. The gross grower receivable balance includes $30 million (all of which is classified as long-term and fully reserved) and $32 million (all of which is classified as long-term and fully reserved) related to a Chilean grower of grapes and other produce as of December 31, 2012 and 2011, respectively. In 2011, the company recorded a reserve of $32 million for advances made to this Chilean grower. Late in 2011, the Chilean grower was declared bankrupt; the company continues to aggressively negotiate recovery with the bankruptcy trustee and other creditors of the grower, and has recovered approximately $2 million in 2012.
The company provided seller financing in the 2009 sale of the former joint venture that sourced bananas and pineapples from the Philippines for sale in the Middle East and Asia. The financing for the sale of this joint venture is a note receivable in equal installments through 2019. Payments are current on this note receivable. At both December 31, 2012 and 2011, the current portion of the note receivable included in "Other receivables, net" on the Consolidated Balance Sheets was $4 million, and the long-term portion included in "Investments and other assets, net" on the Consolidated Balance Sheets was $27 million and $30 million at December 31, 2012 and 2011, respectively. The company also provided seller financing in the 2004 sale of its former Colombian subsidiary in the form of a note receivable, which was fully repaid in July 2012. The terms of the seller financing were based on the earnings power of the businesses sold.

Inventories	12 Months Ended
Dec. 31, 2012
Inventory, Net [Abstract]
Inventories
Inventories
Inventories consist of the following:

	December 31,
(In thousands)	2012	2011
Finished goods	$74,246	$91,595
Growing crops	79,046	72,382
Raw materials, supplies and other	66,749	74,302
	$220,041	$238,279

The carrying value of inventories valued by the LIFO method was approximately $99 million at December 31, 2012 and 2011. At current costs, these inventories would have been approximately $44 million and $45 million higher than the LIFO values at December 31, 2012 and 2011, respectively. There were no LIFO liquidations in 2012 and 2011.

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
Property, Plant and Equipment
Property, plant and equipment consist of the following:

	December 31,
(In thousands)	2012	2011
Land	$40,810	$41,107
Buildings and improvements	183,068	170,052
Machinery, equipment and other	416,814	380,785
Containers	13,404	8,992
Cultivations	63,956	59,175
	718,052	660,111
Accumulated depreciation	(381,833)	(337,036)
	336,219	323,075
Construction in progress	59,080	46,612
	$395,299	$369,687

Equity Method Investments	12 Months Ended
Dec. 31, 2012
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments
Equity Method Investments
The company's share of the losses from equity method investments was $33 million, $6 million and $3 million in 2012, 2011 and 2010, respectively, and its investment in these affiliates totaled $1 million and $17 million at December 31, 2012 and 2011, respectively. The company's undistributed earnings from its equity method investments at December 31, 2012, 2011 and 2010 were not significant.
Summarized financial information for the company's equity method investments is as follows:

	Years ended December 31,
(In thousands)	2012	2011	2010
Revenue	$33,713	$43,287	$128,166
Gross profit	10,597	11,530	23,617
Net loss	(39,014)	(12,824)	(8,114)
	December 31,
(In thousands)	2012	2011
Current assets	$6,568	$7,529
Total assets	29,254	48,998
Current liabilities	51,968	6,609
Total liabilities	53,490	8,397
The company's primary equity method investments were: the Danone JV, which was formed in May 2010, and the Coast Citrus Distributors, Inc., which was sold in April 2010. See Note 20 for further discussion of the formation of the Danone JV and the sale of Coast Citrus Distributors, Inc. In the third quarter of 2012, the board of directors of the Danone JV approved a change in strategy and the related discontinuation of a key product. As a result, the company determined that the decline in estimated fair value of its equity-method investment was other than temporary and recorded a $28 million loss to fully impair its equity-method investment and related assets and to record estimates of probable cash obligations to the Danone JV. In the fourth quarter of 2012, changes in the estimated funding obligations and related assets resulted in an additional charge of $4 million. These losses are included in “Equity in losses of investees” in the Consolidated Statements of Income. As of December 31, 2012, the company has fully accrued its obligations to fund the Danone JV, which it believes are limited to €14 million ($18 million) through 2013 without unanimous consent of the owners. The company made no contributions in 2012 to equity method investees and contributed a total of €3 million ($5 million) and €4 million ($5 million) to the Danone JV during 2011 and 2010, respectively.
There were no sales by the company to equity method investees for years ended December 31, 2012 and 2011. Sales by the company to equity method investees were approximately $13 million in the year ended December 31, 2010. No purchases were made by the company from equity method investees in the years ended December 31, 2012, 2011 and 2010.

Goodwill, Trademarks and Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill, Trademarks and Intangible Assets
Goodwill, Trademarks and Intangible Assets
GOODWILL
The company's goodwill is primarily related to its salad operations, Fresh Express, and is included in the Salads and Healthy Snacks reportable segment (see Note 18). Further discussion of goodwill impairments is included in Note 1. Activity related to goodwill is as follows:

(In thousands)	Gross Goodwill	Accumulated Impairment	Net Carrying Value
Balance at December 31, 2010	$551,879	$(375,295)	$176,584
Additions from business acquisitions	—	—	—
Impairment charges	—	—	—
Balance at December 31, 2011	$551,879	$(375,295)	$176,584
Additions from business acquisitions	395	—	395
Impairment charges	—	(158,884)	(158,884)
Balance at December 31, 2012	$552,274	$(534,179)	$18,095

TRADEMARKS
The company's trademarks for Chiquita and Fresh Express are not amortizable (indefinite-lived). Further information on trademark impairments is included in Note 1. Activity related to trademarks is as follows:

	Chiquita Trademarks		Fresh Express Trademarks
(In thousands)	Gross Trademarks	Accumulated Impairment	Gross Trademarks	Accumulated Impairment	Net Trademarks
Balance at December 31, 2010	$387,585	$—	$61,500	$—	$449,085
Impairment charges	—	—	—	—	—
Balance at December 31, 2011	$387,585	$—	$61,500	$—	$449,085
Impairment charges	—	—	—	(23,000)	(23,000)
Balance at December 31, 2012	$387,585	$—	$61,500	$(23,000)	$426,085

OTHER INTANGIBLE ASSETS
The company's other intangible assets are also primarily related to Fresh Express and are amortizable (definite-lived). Other intangible assets consist of the following:

	December 31,
(In thousands)	2012	2011
Amortized intangible assets:
Customer relationships	$110,000	$110,000
Patented technology	55,123	55,123
	165,123	165,123
Accumulated amortization:
Customer relationships	(44,539)	(38,383)
Patented technology	(24,305)	(21,043)
	(68,844)	(59,426)
Other intangible assets, net	$96,279	$105,697

Amortization expense of other intangible assets totaled $9 million, $9 million and $10 million in 2012, 2011 and 2010, respectively. The estimated amortization expense associated with other intangible assets is approximately $9 million in each of the next five years. See Note 1 for discussion of impairment reviews.

Accounts Payable and Accrued Liabilities	12 Months Ended
Dec. 31, 2012
Accounts Payable and Accrued Liabilities [Abstract]
Accounts Payable and Accrued Liabilities
Accounts Payable and Accrued Liabilities
Accounts payable and accrued liabilities consist of the following:

	December 31,
(In thousands)	2012	2011
Accounts payable:
Trade	$243,745	$223,465
Other	30,879	28,107
	$274,624	$251,572
Accrued liabilities:
Payroll and employee benefit costs	$48,148	$54,099
Other	92,552	60,880
	$140,700	$114,979

Debt	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Debt
Debt
Debt is not carried at fair value. Significant refinancing activities were performed in February 2013 and are described below. The $457 million of net proceeds from issuance of the 7.875% senior secured notes due 2021 (the "7.875% Notes") and the initial borrowings of the asset-based lending facility (the "ABL Facility") were used to retire the Credit Facility and the 7½% Senior Notes at par plus accrued interest on March 7, 2013.
Debt as of the balance sheet dates consists of the following:

	December 31, 2012		December 31, 2011
	Carrying	Estimated	Carrying	Estimated
(In thousands)	Value	Fair Value	Value	Fair Value
Parent company[1]:
7½% Senior Notes due 2014	$106,438	$106,000	$106,438	$107,000
4.25% Convertible Senior Notes due 2016	153,082	174,000	143,367	172,000
Subsidiaries[2]:
Credit Facility Revolving Loan	40,000	38,000	—	—
Credit Facility Term Loan	305,250	296,000	321,750	321,000
Other	755	700	924	900
Less current portion	(65,008)		(16,774)
Total long-term debt	$540,517		$555,705

[1]
The fair value of the parent company debt is based on observable inputs, which include quoted prices for similar assets or liabilities in an active market and market-corroborated inputs (Level 2). See also Note 12 for discussion of fair value.

[2]
Credit facilities and other subsidiary debt may be traded on the secondary loan market, and the fair value of the Term Loan is based on either the last available trading price, if recent, or trading prices of comparable debt (Level 3). See also Note 12 for discussion of fair value.

Debt maturities are as follows:

(In thousands)
2013	$65,008
2014	139,671
2015	33,224
2016	414,528
2017	12
Later years	—

Total cash payments for interest were $36 million, $51 million and $46 million in 2012, 2011 and 2010, respectively.
CREDIT FACILITY
On June 26, 2012, Chiquita Brands L.L.C. ("CBL"), the company's main operating subsidiary, amended its Credit Facility to provide the appropriate level of flexibility to execute the company's strategy and absorb the volatility inherent in its business. The amended Credit Facility maintains the $330 million senior secured term loan ("Term Loan") and a $150 million senior secured revolving facility ("Revolver") both maturing July 26, 2016 (May 1, 2014, if the company does not repay, refinance or otherwise extend the maturity of the 7½% Senior Notes by such date). The Credit Facility can be increased by $50 million under certain circumstances.
The Credit Facility contains two financial maintenance covenants, each measured for the most recent four fiscal quarter period: 1) a CBL (operating company) leverage ratio (debt divided by EBITDA, each as defined in the Credit Facility) and 2) a fixed charge coverage ratio (the sum of CBL's EBITDA plus Net Rent divided by Fixed Charges, each as defined in the Credit Facility). The Credit Facility's financial covenants exclude changes in generally accepted accounting principles effective after December 31, 2010. EBITDA, as defined in the Credit Facility, excludes certain non-cash items including stock compensation, impairments and other non-cash charges. Fixed Charges, as defined in the Credit Facility, includes interest payments and distributions by CBL to CBII other than for normal overhead expenses, net rent and net lease expense. Net rent and net lease expense, as defined in the Credit Facility, exclude the estimated portion of ship charter costs that represents normal vessel operating expenses. Debt for purposes of the leverage covenant includes subsidiary debt plus letters of credit outstanding and synthetic leases ($54 million at December 31, 2012). Synthetic leases are operating leases under generally accepted accounting principles, but are capital leases for tax purposes.
The June 2012 amendment created a Covenant Amendment Period, which ends after the third quarter of 2013 unless elected earlier by CBL. CBL may elect to terminate the Covenant Amendment Period at any time after demonstrating its ability to be in compliance with the financial covenants prior to the amendment. During the Covenant Amendment Period, the financial maintenance covenants are as follows:

Period(s) Ending	CBL Leverage Ratio no higher than:
Fiscal quarters ending 6/30/2012 - 12/31/2012	6.50x
Fiscal quarter ending 3/31/2013	5.75x
Fiscal quarter ending 6/30/2013	4.50x
Fiscal quarter ending 9/30/2013	4.00x
Fiscal quarter ending 12/31/2013 and the end of any fiscal quarter ended thereafter	3.50x

Period(s) Ending	Fixed Charge Coverage Ratio at least:
Fiscal quarters ending 6/30/2012 - 6/30/2013	1.00x
Fiscal quarter ending 9/30/2013 and the end of any fiscal quarter ended thereafter	1.15x

At December 31, 2012 and through the termination of the Credit Facility, the company was in compliance with its financial covenants. The covenants during the Covenant Amendment Period, as well as its duration, were based upon the company's forecasts.
During the Covenant Amendment Period, the limits on capital expenditures are $125 million for fiscal year 2012, $85 million for fiscal year 2013, and return in 2014 to $150 million per year thereafter plus carryovers from the prior year. In addition, during the Covenant Amendment Period, CBL must have Available Liquidity (the sum of (i) the available balance under the Revolver, and (ii) unrestricted cash and cash equivalents) of $50 million and is subject to further limits on prepaying debt, making acquisitions, investments and distributions; after the Covenant Amendment Period, these additional restrictions will not apply.
During the Covenant Amendment Period: (a) the Term Loan and Revolver bear interest, at CBL's election, at a rate of LIBOR plus 4.75% or the Base Rate plus 3.75%; (b) the letter of credit fee is 4.75%; and (c) the commitment fee on the daily unused portions of the Revolver is 0.75%.
The interest rate for the Term Loan was 5.00% and 3.56% at December 31, 2012 and December 31, 2011, respectively. The Term Loan requires quarterly principal repayments of $4 million through June 30, 2013 and quarterly principal repayments of $8 million beginning September 30, 2013 through March 31, 2016, with any remaining principal balance due at June 30, 2016 subject to the early maturity clause described above. The Term Loan may be repaid early without penalty, but amounts repaid under the Term Loan may not be reborrowed.
At December 31, 2012, there were $40 million of borrowings under the Revolver used to fund working capital. In addition, $22 million of the Revolver was used to support letters of credit, leaving an available balance of $88 million. At December 31, 2011, there were no borrowings under the Revolver other than having used $26 million to support letters of credit, leaving an available balance of $124 million.
CBL's obligations under the Credit Facility are guaranteed on a senior secured basis by CBII and all of CBL's material domestic subsidiaries. The obligations under the Credit Facility are secured by substantially all of the assets of CBL and its domestic subsidiaries, including trademarks, 100% of the stock of substantially all of CBL's domestic subsidiaries and no more than 65% of the stock of CBL's direct material foreign subsidiaries. CBII's obligations under its guarantee are secured by a pledge of the stock of CBL. The Credit Facility also places similar customary limitations on the ability of CBL and its subsidiaries to incur additional debt, create liens, dispose of assets and make investments and capital expenditures, as well as limitations on CBL's ability to make loans, distributions or other transfers to CBII. However, payments to CBII are permitted: (i) whether or not any event of default exists or is continuing under the Credit Facility, for all routine operating expenses in connection with the company's normal operations and to fund certain liabilities of CBII, including interest and principal payments on the Senior Notes (defined below), Convertible Notes and any notes used to refinance existing Senior Notes and Convertible Notes, and (ii), subject to no continuing event of default and compliance with the financial covenants, for other financial needs, including (a) payment of dividends and distributions to the company's shareholders and (b) repurchases of the company's common stock.
7½% SENIOR NOTES
The 7½% Senior Notes were callable, in whole or from time to time in part at 101.25% of par value and at par value after November 1, 2012. The indentures for the 7½% Senior Notes contain covenants that limit the ability of the company and its subsidiaries to incur debt and issue preferred stock, dispose of assets, make investments, pay dividends or make distributions in respect of the company's capital stock, create liens, merge or consolidate, issue or sell stock of subsidiaries, enter into transactions with certain shareholders or affiliates, and guarantee company debt. These covenants are generally less restrictive than the covenants under the Credit Facility or the preceding senior secured credit facility discussed further below.
4.25% CONVERTIBLE SENIOR NOTES
In February 2008, the company issued $200 million of Convertible Notes. Interest on the Convertible Notes is payable semiannually in arrears at a rate of 4.25% per annum, beginning August 15, 2008. The Convertible Notes are unsecured, unsubordinated obligations of the parent company and rank equally with the 7½% Senior Notes.
The company's $200 million of Convertible Notes:

•
are convertible at an initial conversion rate of 44.5524 shares of common stock per $1,000 in principal amount, equivalent to an initial conversion price of approximately $22.45 per share of common stock. The conversion rate is subject to adjustment based on certain dilutive events, including stock splits, stock dividends and other distributions (including cash dividends) in respect of the common stock. Holders of the Convertible Notes may tender their notes for conversion between May 15 and August 14, 2016, in multiples of $1,000 in principal amount, without limitation. Prior to May 15, 2016, holders of the Convertible Notes may tender the notes for conversion only under certain circumstances, in accordance with their terms.

•
may be settled, upon conversion, in shares, in cash or in any combination thereof at the company's option; the company's current intent and policy is to settle with a cash amount equal to the principal portion together with shares of the company's common stock to the extent that the obligation exceeds such principal portion.

•	are callable for redemption beginning February 19, 2014, under certain circumstances relating to the company's common stock trading price.

•
are accounted for in two components: (i) a debt component included in "Long-term debt, net of current portion" recorded at the issuance date, representing the estimated fair value of a similar debt instrument without the debt-for-equity conversion feature; and (ii) an equity component included in "Capital surplus" representing the issuance date estimated fair value of the conversion feature. This separation results in the debt being carried at a discount, which is accreted to the principal amount of the debt component using the effective interest rate method over the expected life of the Convertible Notes (through the maturity date).

To estimate the fair value of the debt component upon issuance, the company discounted the principal balance to result in an effective interest rate of 12.50%, the rate of similar instruments without the debt-for-equity conversion feature at the issuance date; this effective interest rate remains unchanged through the fourth quarter of 2012. The fair value of the equity component was estimated as the difference between the full principal amount and the estimated fair value of the debt component, net of an allocation of issuance costs and income tax effects. These were Level 3 fair value measurements (described in Note 12) and will be reconsidered in the event that any of the Convertible Notes are converted before their maturity.
The carrying amounts of the debt and equity components of the Convertible Notes are as follows:

	December 31,
(In thousands)	2012	2011
Principal amount of debt component[1]	$200,000	$200,000
Unamortized discount	(46,918)	(56,633)
Net carrying amount of debt component	$153,082	$143,367

Equity component	$84,904	$84,904
Issuance costs and income taxes	(3,210)	(3,210)
Equity component, net of issuance costs and income taxes	$81,694	$81,694

[1]
As of December 31, 2012 and 2011, the Convertible Notes' “if-converted” value did not exceed their principal amount because the company's common stock price was below the conversion price of the Convertible Notes.

The interest expense related to the Convertible Notes was as follows:

	December 31,
(In thousands)	2012	2011	2010
4.25% coupon interest	$8,500	$8,500	$8,500
Amortization of deferred financing fees	469	469	469
Amortization of discount on the debt component	9,715	8,606	7,623
	$18,684	$17,575	$16,592

PRECEDING CREDIT FACILITY AND 8 7/8% SENIOR NOTES
In July 2011, CBL entered into the Credit Facility using the proceeds to retire the preceding senior secured credit facility ("Preceding Credit Facility") and purchase $133 million of CBII's 8 7/8% Senior Notes due in 2015 in a tender offer at 103.333% of their par value. The company called the remaining $44 million of the 8 7/8% Senior Notes for redemption in August 2011 at 102.958% of their par value, using the remainder of the proceeds from the Credit Facility together with available cash to redeem them. Expenses related to the refinancing activity of $12 million in 2011 are included in "Other income (expense), net" on the Consolidated Statements of Income and "Loss on debt extinguishment, net" on the Consolidated Statements of Cash Flow. The expenses included the write-off of remaining deferred financing fees from the Preceding Credit Facility and the 8 7/8% Senior Notes and total premiums paid to retire the 8 7/8% Senior Notes.
7.875% SENIOR SECURED NOTES - SUBSEQUENT EVENT
On February 5, 2013, CBII and its main operating subsidiary, CBL, completed the offering of $425 million of 7.875% senior secured notes due February 1, 2021. The notes were issued at a discount, 99.274% of par, resulting in an effective interest rate of 8.0%.
The 7.875% Notes are guaranteed on a senior secured basis by all of CBII's and CBL's existing direct and indirect domestic subsidiaries, other than de minimis subsidiaries, and by certain future direct and indirect domestic subsidiaries. The 7.875% Notes and the guarantees are secured, subject to certain exceptions and permitted liens, on a first-priority basis by liens on CBII's, CBL's and the guarantors' existing and after acquired material domestic real estate, 100% of the stock of substantially all of CBII's and CBL's domestic subsidiaries and up to 65% of the stock of certain foreign subsidiaries, and certain intellectual property. The 7.875% Notes and the guarantees are secured, on a second-priority basis, by liens on the assets that secure CBII's and CBL's obligations under the new ABL Facility described below on a first-priority basis, including present and future receivables, inventory, equipment and substantially all of CBII's, CBL's and the guarantors' other domestic assets that do not secure the 7.875% Notes on a first-priority basis.
The 7.875% Notes bear interest of 7.875% per year (payable semi-annually in arrears on February 1 and August 1 of each year, beginning on August 1, 2013). On or before February 1, 2016, CBII and CBL may redeem on one or more occasions up to 35% of the aggregate principal amounts with cash proceeds from certain equity sales at a redemption price of 107.875% of the principal amount plus accrued interest, provided that at least 65% of the original aggregate principal amount of the 7.875% Notes remains outstanding after each such redemption. Also, on or before February 5, 2016, CBII and CBL may redeem a portion of the 7.875% Notes at a redemption price of 103% of the principal amount plus accrued interest, provided that no more $42.5 million aggregate principal amount may be redeemed each year. CBII and CBL may also redeem the 7.875% Notes as follows:

If redeemed during the 12-month period commencing February 1,	Redemption Price
2016	105.906%
2017	103.938%
2018	101.969%
2019 and thereafter	100.000%

Upon a change of control of CBII, CBII and CBL will be required to make an offer to purchase the notes at 101% of their principal amount, plus accrued interest.
The 7.875% Notes contain customary covenants that will, among other things and subject to a number of qualifications and exceptions, limit the ability of CBII and its subsidiaries to incur additional indebtedness and issue preferred stock, sell assets, make investments or other restricted payments, pay dividends or make distributions in respect of the capital stock of CBII and its subsidiaries, create certain liens, merge or consolidate, issue or sell preferred stock of subsidiaries, place limits on dividends and other payment restrictions affecting certain subsidiaries, enter into transactions with certain stockholders or affiliates and guarantee debt. If the 7.875% Notes are, in the future, rated investment grade by Standard & Poor's Ratings Group and Moody's Investors Services, Inc., certain of these covenants will be suspended and will not apply to the 7.875% Notes, so long as the 7.875% Notes continue to be rated investment grade by both rating agencies.
The 7.875% Notes include customary events of default, including: failure to pay principal or interest when due; acceleration of other debt agreements representing more than $30 million of indebtedness of CBII and CBL and certain subsidiaries; the entry of non-appealable judgments in excess of $30 million against CBII or CBL and certain subsidiaries; and certain bankruptcy events.
ASSET-BASED LENDING FACILITY - SUBSEQUENT EVENT
CBII and CBL also entered into a 5-year secured ABL Facility concurrently with the closing of the 7.875% Notes offering on February 5, 2013. The ABL Facility has a maximum borrowing capacity of $200 million, subject to a borrowing base calculation based on specified percentages of domestic receivables, certain inventory and certain domestic machinery and equipment with the potential for additional advances against foreign receivables. The ABL Facility matures at the earlier of February 5, 2018 or 60 days prior to the maturity of the 4.25% Convertible Senior Notes due August 15, 2016, unless such notes have been satisfactorily refinanced. The ABL Facility also includes a $7.5 million term loan (the "ABL Term Loan"), which requires annual repayments of approximately $2 million commencing April 1, 2013. The initial borrowing capacity of the ABL Facility other than the ABL Term Loan was $112 million, including $22 million in the Fixed Asset Sub-Line. The initial borrowings under the ABL Facility were $37 million with additional capacity used to support $21 million in letters of credit, leaving $54 million of availability at commencement.
Loans under the ABL Facility bear interest at:

•
A rate equal to LIBOR plus a margin of from 1.75% to 2.25%, or Base Rate plus a margin of from 0.25% to 0.75%, determined based on levels of borrowing availability reset each fiscal quarter, except that through June 30, 2013, at a rate equal to LIBOR plus 2.00% or Base Rate plus 0.50%;

•
In the case of the Fixed Asset Sub-Line, a rate equal to LIBOR plus a margin from 2.25% to 2.75%, or Base Rate plus a margin of from 0.75% to 1.25%, determined based on levels of borrowing availability reset each fiscal quarter, except through June 30, 2013, at a rate equal to LIBOR plus 2.50% or Base Rate plus 1.00%; and

•
In the case of the ABL Term Loan, a rate equal to LIBOR plus a margin from 2.75% to 3.25%, or Base Rate plus a margin of from 1.25% to 1.75%, determined based on levels of borrowing availability reset each fiscal quarter.

At commencement, the weighted average interest rate for the ABL Facility was LIBOR plus 2.42%, or 2.67%.
Obligations under the new ABL Facility are secured by a first-priority security interest in present and future domestic receivables, inventory, equipment and substantially all other domestic assets that are not under the first-priority security interest of the 7.875% Notes, all subject to certain exceptions and permitted liens and by a second-priority interest in the existing and after acquired material domestic real estate, certain intellectual property and a pledge of 100% of the stock of substantially all of the CBII, CBL and guarantors' domestic subsidiaries and up to 65% of the stock of certain foreign subsidiaries held by CBII, CBL and the guarantors, and proceeds relating thereto. Under the ABL Facility, CBL and non-de minimis domestic subsidiaries are borrowers. The ABL Facility is guaranteed on a full and unconditional basis by CBII and limited domestic subsidiaries of CBII, with the potential for additional guarantees from foreign subsidiaries of CBII. In addition, certain foreign subsidiaries of CBII may become borrowers under the ABL Facility, and certain foreign subsidiaries may guarantee those foreign borrowings.
The ABL Facility contains a fixed charge coverage ratio covenant that only becomes applicable when excess availability (as defined under such facility) is less than 10% of the maximum stated revolver amount thereunder. The ABL Facility also contains a covenant requiring CBII and its subsidiaries to maintain substantially all its cash in accounts that are subject to the control of the collateral agent under the ABL Facility which only becomes applicable when (a) an event of default under the facility occurs and is continuing or (b) excess availability (as defined under such facility) is less than 12.5% of the maximum stated revolver amount thereunder.
The ABL facility also contains other customary affirmative and negative covenants, including limitations on CBII and its subsidiaries' ability to incur indebtedness, create or permit the existence of liens over their assets, engage in certain mergers, asset sales and liquidations, prepay certain indebtedness, pay dividends and other "restricted payments," and engage in transactions with their affiliates, in each case subject to customary exceptions. The company expects to remain in compliance with the covenants of the ABL facility for at least twelve months from the balance sheet date.

Hedging	12 Months Ended
Dec. 31, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Hedging
Hedging
Derivative instruments are carried at fair value in the Consolidated Balance Sheets. For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the gains or losses is deferred as a component of "Accumulated other comprehensive income (loss)" and reclassified into net income in the same period during which the hedged transaction affects net income. Gains and losses on derivatives representing hedge ineffectiveness are recognized in net income currently. See further information regarding fair value measurements of derivatives in Note 12.
To manage its exposure to exchange rates on the conversion of euro-based revenue into U.S. dollars, the company uses average rate euro put options, average rate collars (a purchased average rate euro put option paired with a sold average rate euro call option) and average rate euro forward contracts. In some cases, the company may enter into an average rate euro put and an average rate euro call at the same strike rate to effectively lock in the exchange rate of the notional amount similar to an average rate euro forward. Average rate euro put options require an upfront premium payment and reduce the risk of a decline in the value of the euro without limiting the benefit of an increase in the value of the euro. Average rate euro call options sold by the company require an upfront premium payment to be received from the counterparty and limit the benefit of an increase in the value of the euro without limiting the risk of a decline in the value of the euro. Average rate forward contracts lock in the value of the euro and do not require an upfront premium. These instruments are designated as cash flow hedges. At December 31, 2012, the amount of unrealized net losses on the company's currency hedging portfolio that would be reclassified to net income, if realized, in the next twelve months is $23 million; these net losses were deferred in "Accumulated other comprehensive income (loss)."
Most of the company's foreign operations use the U.S. dollar as their functional currency. As a result, balance sheet translation adjustments due to currency fluctuations are recognized currently in "Cost of sales." To reduce the resulting volatility, the company also enters into 30-day euro forward contracts each month to economically hedge the net monetary assets exposed to euro exchange rates. These 30-day euro forward contracts are not designated as hedging instruments, and gains and losses on these forward contracts are recognized currently in "Cost of sales."

	Year ended December 31,
(In thousands)	2012	2011	2010
Gains (losses) on 30-day euro forward contracts	$(2,812)	$4,267	$8,437
Gains (losses) from fluctuations in the value of the net monetary assets exposed to euro exchange rates	(2,187)	(13,115)	(11,137)

The company also enters into bunker fuel forward contracts for its shipping operations, which permit it to lock in fuel purchase prices for up to three years and thereby minimize the volatility that changes in fuel prices could have on its operating results. These bunker fuel forward contracts are designated as cash flow hedging instruments. At December 31, 2012, the amount of unrealized net gains on the company's bunker fuel hedging portfolio that would be reclassified to net income, if realized, in the next twelve months is $6 million; these net gains were deferred in "Accumulated other comprehensive income (loss)." In 2011, the company reduced its expected total bunker fuel consumption and changed the ports where bunker fuel is purchased through the implementation of a new shipping configuration. These changes resulted in recognition of $12 million of unrealized gains on bunker fuel contracts in "Cost of sales" in the Consolidated Statements of Income in 2011 originally intended to hedge bunker fuel purchases in future periods. These unrealized gains, previously deferred in "Accumulated other comprehensive income (loss)," were recognized because the forecasted hedged bunker fuel purchases, as documented by the company, became probable not to occur. Cash flow hedging relationships of many of the affected bunker fuel forward contracts were reapplied to other bunker fuel purchases, however, accounting standards require these to be based on the market prices at the date the new hedging relationships were established, even though there is no change in the hedging instrument. Bunker fuel forward contracts that were in excess of expected core fuel demand were sold and gains of $2 million were realized. In December 2011, the company sold certain bunker fuel forward contracts representing 74,655 metric tons with maturity dates varying from January 2012 to December 2013; because the forecasted hedged transactions were still probable of occurring, the effective portion of gains or losses will continue to be deferred in "Accumulated other comprehensive income" until each maturity date.
At December 31, 2012, the company's hedge portfolio was comprised of the following outstanding positions:

	Notional Amount	Contract Average Rate/Price	Settlement Period
Derivatives designated as hedging instruments:
Currency derivatives:
Purchased euro put options	€212 million	$1.20/€	2013
Sold euro call options	€212 million	$1.28/€	2013
Average rate forward contracts	€148 million	$1.23/€	2013

3.5% Rotterdam Barge/Singapore 180 fuel derivatives:
Bunker fuel forward contracts[1]	76,701 mt	$497/mt	2013
Bunker fuel forward contracts[1]	108,416 mt	$587/mt	2014
Bunker fuel forward contracts	74,640 mt	$564/mt	2015

Derivatives not designated as hedging instruments:
30-day euro forward contracts	€50 million	$1.32/€	January 2013

[1]
As described in the paragraph above, new cash flow hedge relationships were established for certain bunker fuel forward contracts in 2011. These changes result in hedge rates for accounting purposes that are different from those in the hedge contract terms.

Activity related to the company's derivative assets and liabilities designated as hedging instruments is as follows:

(In thousands)	Currency Hedge Portfolio	Bunker Fuel Forward Contracts
Balance at December 31, 2010	$293	$27,314
Realized (gains) losses included in net income	(501)	(37,019)
Purchases (sales), net[1]	5,013	(10,296)
Changes in fair value	427	34,755
Balance at December 31, 2011	$5,232	$14,754
Realized (gains) losses included in net income	(651)	(16,053)
Purchases (sales), net[1]	850	—
Changes in fair value	(28,646)	9,871
Balance at December 31, 2012	$(23,215)	$8,572

[1]
Purchases (sales) represent the cash premiums paid upon the purchase of euro put options or received upon the sale of euro call options and sales of bunker fuel forward contracts prior to their expiration. Bunker fuel forward contracts require no up-front cash payment and have an initial fair value of zero; settlements on the forward contracts (swaps) occur upon their maturity.

Deferred net gains (losses) in "Accumulated other comprehensive income (loss)" at December 31, 2012 are expected to be reclassified into income as follows:
(In thousands)

Expected Period of Recognition	Currency Hedge Portfolio	Bunker Fuel Forward Contracts	Total
2013	$(23,476)	$6,128	$(17,348)
2014	—	(98)	(98)
2015	—	888	888
	$(23,476)	$6,918	$(16,558)

The following table summarizes the effect of the company's derivatives designated as cash flow hedging instruments on OCI and earnings:

	Year Ended December 31, 2012			Year Ended December 31, 2011
(In thousands)	Currency Hedge Portfolio	Bunker Fuel Forward Contracts	Total	Currency Hedge Portfolio	Bunker Fuel Forward Contracts	Total
Gain (loss) recognized in OCI on derivative (effective portion)	$(27,467)	$10,539	$(16,928)	$14,243	$24,660	$38,903
Gain (loss) reclassified from AOCI into income (effective portion)[1]	1,240	16,053	17,293	7,805	37,019	44,824
Gain (loss) recognized in income on derivative (ineffective portion)[1]	—	(668)	(668)	—	10,095	10,095

[1]
Both the gain (loss) reclassified from accumulated OCI into income (effective portion) and the gain (loss) recognized in income on derivative (ineffective portion), if any, are included in "Net sales" for the currency hedge portfolio and "Cost of sales" for bunker fuel forward contracts.

Fair Value Measurements	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements
Fair value is the price to hypothetically sell an asset or transfer a liability in an orderly manner in the principal market for that asset or liability. Accounting standards prioritize the use of observable inputs in measuring fair value. The level of a fair value measurement is determined entirely by the lowest level input that is significant to the measurement. The three levels are (from highest to lowest):
Level 1 – observable prices in active markets for identical assets and liabilities;
Level 2 – observable inputs other than quoted market prices in active markets for identical assets and liabilities, which include quoted prices for similar assets or liabilities in an active market and market-corroborated inputs; and
Level 3 – unobservable inputs.
The following table summarizes financial assets and liabilities carried at fair value, including derivative instruments on a gross basis, and the location of these instruments on the Consolidated Balance Sheets as of December 31, 2012 and 2011:

		Assets (Liabilities)	Fair Value Measurements Using
(In thousands)	Balance Sheet Location	at Fair Value	Level 1	Level 2	Level 3
Derivatives[1]:
Currency hedge portfolio	Other current assets	$192	$—	$192	$—
Currency hedge portfolio	Other current assets	(2,550)	—	(2,550)	—
Currency hedge portfolio	Accrued liabilities	1,992	—	1,992	—
Currency hedge portfolio	Accrued liabilities	(22,849)	—	(22,849)	—
30-day euro forward contracts	Other current assets	4	—	4	—
30-day euro forward contracts	Other current assets	(11)	—	(11)	—
30-day euro forward contracts	Accrued liabilities	1	—	1	—
30-day euro forward contracts	Accrued liabilities	(24)	—	(24)	—
Bunker fuel forward contracts	Other current assets	4,001	—	4,001	—
Bunker fuel forward contracts	Investments and other assets, net	1,889	—	1,889	—
Bunker fuel forward contracts	Investments and other assets, net	(1,059)	—	(1,059)	—
Bunker fuel forward contracts	Accrued liabilities	3,741	—	3,741	—
Available-for-sale investment	Other current assets	1,668	1,668	—	—
December 31, 2012		$(13,005)	$1,668	$(14,673)	$—
Derivatives[1]:
Currency hedge portfolio	Other current assets	$5,232	$—	$5,232	$—
30-day euro forward contracts	Other current assets	650	—	650	—
Bunker fuel forward contracts	Other current assets	17,490	—	17,490	—
Bunker fuel forward contracts	Other current assets	(5,460)	—	(5,460)	—
Bunker fuel forward contracts	Investments and other assets, net	7,232	—	7,232	—
Bunker fuel forward contracts	Investments and other assets, net	(3,990)	—	(3,990)	—
Bunker fuel forward contracts	Other liabilities	577	—	577	—
Bunker fuel forward contracts	Other liabilities	(1,095)	—	(1,095)	—
Available-for-sale investment	Investments and other assets, net	2,683	2,683	—	—
December 31, 2011		$23,319	$2,683	$20,636	$—

[1]
Currency hedge portfolio and bunker fuel forward contracts are designated as hedging instruments. 30-day euro forward contracts are not designated as hedging instruments. To the extent derivatives in an asset position and derivatives in a liability position are with the same counterparty, they are netted in the Consolidated Balance Sheets because the company enters into master netting arrangements with each of its hedging partners. See also Note 11.

The company values fuel hedging positions by applying an observable discount rate to the current forward prices of identical hedge positions. The company values currency hedging positions by utilizing observable or market-corroborated inputs such as exchange rates, volatility and forward yield curves. The company trades only with counterparties that meet certain liquidity and creditworthiness standards, and does not anticipate non-performance by any of these counterparties. The company does not require collateral from its counterparties, nor is it obligated to provide collateral when contracts are in a liability position. However, consideration of non-performance risk is required when valuing derivative instruments, and the company includes an adjustment for non-performance risk in the recognized measure of derivative instruments to reflect the full credit default spread ("CDS") applied to a net exposure by counterparty. When there is a net asset position, the company uses the counterparty's CDS; when there is a net liability position, the company uses its own estimated CDS. CDS is generally not a significant input in measuring fair value, and was not significant for any of the company's derivative instruments in any period presented. See further discussion and tabular disclosure of hedging activity in Note 11.
Financial instruments not carried at fair value consist of the company's parent company debt and subsidiary debt. See further fair value discussion and tabular disclosure in Note 10.
Fair value measurements of benefit plan assets included in net benefit plan liabilities are based on quoted market prices in active markets (Level 1) or quoted prices in inactive markets (Level 2) as shown in Note 14. The carrying amounts of cash and equivalents, accounts receivable, other receivables including current and non-current finance receivables, and accounts payable approximate fair value. Level 3 fair value measurements are used in the impairment reviews of goodwill and intangible assets, which take place annually during the fourth quarter, or as circumstances indicate the possibility of impairment. Level 3 fair value measurements are also used in measuring impairments related to long-lived assets whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable and in periodic assessments for other-than-temporary impairment of the company's equity method investment in the Danone JV. The 2012 Level 3 assessment of the fair value of the investment in the Danone JV was based on expected cash flows. The initial Level 3 measurement of the equity method investment in the Danone JV occurred in 2010 when the European smoothie business was deconsolidated and the joint venture was established.

Leases	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Leases
Leases
Total rental expense consists of the following:

(In thousands)	2012	2011	2010
Gross rentals
Ships and containers	$198,137	$175,905	$165,562
Other	42,252	40,879	39,063
	240,389	216,784	204,625
Sublease rentals	(21,961)	(5,416)	(4,679)
	$218,428	$211,368	$199,946

The company leases eleven cargo ships (eight refrigerated and three containerized) through 2014 under a sale-leaseback, with options for up to an additional five years, and four ships through 2013. No purchase options exist on ships under operating leases. A deferred gain on the 2007 sale-leaseback of eleven refrigerated cargo ships is being recognized as a reduction of "Cost of sales" over the base term of the leases, through 2014. In 2011, the company implemented a new shipping configuration involving shipment of part of its core volume in container equipment on board the ships of certain third-party container shipping operators. As a result of this change, five chartered cargo ships were subleased until the end of 2012, and eight ship charters were not renewed for 2013. In 2011, the company accelerated $4 million of ship charter expense, net of expected sublease income, due to this reconfiguration for two ships that were taken out of the company's shipping rotation. In the first quarter of 2012, the other three ships were taken out of the shipping rotation, and the company accelerated $6 million of losses on these ship sublease arrangements, net of $2 million of related sale-leaseback gain amortization during the sublease period.
The company also leases more than 13,000 containers and approximately 3,000 to 4,000 generator sets and chassis used for inland transportation of these containers. These leases range from 5-8 years and are used for both ocean and ground transportation of bananas, other produce and other cargo. Certain of these lease arrangements include financial covenants that reference those under the company's Credit Facility. As of the date of this filing, all but one of these lease arrangements have been amended to reference the financial covenants of the ABL Facility in connection with the refinancing activities described in Note 10; negotiations for the last lease are underway, and remaining lease payments on this lease total $16 million. At December 31, 2012, the company was in compliance with these financial covenants and expects to remain in compliance for at least twelve months from the balance sheet date.
A portion of the company's operating leases of containers contain residual value guarantees under which the company guarantees a certain minimum value of the containers at the end of the lease. If the company does not exercise its purchase option at the end of the lease, and the lessor cannot sell the containers for at least the guaranteed amount, the company will have to pay the difference to the lessor. The company estimates that the residual value guarantees are approximately $16 million, $21 million and $26 million at December 31, 2012, 2011 and 2010, respectively. The company also estimates that the fair value of these residual value guarantees are nominal because the fair value of the containers at the end of the lease term is expected to exceed the residual value that was guaranteed under the lease. Therefore, the company does not expect to make payments under the residual value guarantees and has not recorded a liability in the consolidated financial statements.
Portions of the minimum rental payments for ships constitute reimbursement for ship operating costs paid by the lessor. In addition, the company incurs a significant amount of short-term rental expense related to leases of ships and farm land for growing lettuce, which are not included in the future minimum rental payments table below.
Future minimum rental payments required under operating leases having initial or remaining non-cancelable lease terms in excess of one year at December 31, 2012 are as follows:

(In thousands)	Ships and Containers	Other	Total
2013	$101,075	$22,496	$123,571
2014	52,349	16,140	68,489
2015	37,550	12,885	50,435
2016	29,447	8,022	37,469
2017	20,456	7,367	27,823
Later years	10,549	23,532	34,081

BUILD-TO-SUIT LEASE FOR MIDWEST SALAD PLANT CONSOLIDATION
In June 2012, the company entered into a 20-year lease agreement for a salad production and warehousing facility in the Midwest that will replace three existing facilities in the region. The lease agreement contains two 5-year extension periods. Though the construction costs are being financed by the lessor, because of the specialized nature of the facility the company is acting as the construction agent and will be responsible for all construction activity during the construction period. This results in the company owning the facility for accounting purposes and as such, the company has recognized as of December 31, 2012 an asset of $28 million included in "Property, plant and equipment, net" and a corresponding $28 million obligation for the construction in progress of the leased facility included in "Other liabilities," which represents the cumulative cost of the facility through the balance sheet date. Total construction costs are expected to be approximately $40 million through completion in mid-2013.

Pension and Severance Benefits	12 Months Ended
Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
Pension And Severance Benefits
Pension and Severance Benefits
The company and its subsidiaries have several defined benefit and defined contribution pension plans covering domestic and foreign employees and have severance plans covering Central American employees. Pension plans covering eligible salaried and hourly employees and Central American severance plans for all employees call for benefits to be based upon years of service and compensation rates. The company uses a December 31 measurement date for all of its plans.
Pension and severance expense consists of the following:

	Domestic Plans
(In thousands)	2012	2011	2010
Defined benefit and severance plans:
Service cost	$363	$447	$466
Interest on projected benefit obligation	1,086	1,237	1,327
Expected return on plan assets	(1,477)	(1,685)	(1,668)
Recognized actuarial loss	374	239	144
	346	238	269
Defined contribution plans	8,544	8,718	9,225
Total pension and severance expense	$8,890	$8,956	$9,494

	Foreign Plans
(In thousands)	2012	2011	2010
Defined benefit and severance plans:
Service cost	$6,783	$6,291	$6,105
Interest on projected benefit obligation	3,903	4,044	4,195
Expected return on plan assets	(32)	(34)	(37)
Recognized actuarial loss	570	647	821
Amortization of prior service cost	128	128	128
	11,352	11,076	11,212
Net settlement gain	—	(134)	(118)
	11,352	10,942	11,094
Defined contribution plans	466	428	410
Total pension and severance expense	$11,818	$11,370	$11,504

The company's pension and severance benefit obligations relate primarily to Central American benefits which, in accordance with local government regulations, are generally not funded until benefits are paid. Domestic pension plans are funded in accordance with the requirements of the Employee Retirement Income Security Act.
In 2011 and 2010, net settlement gains, as shown above, resulted from severance payments made to employees terminated in Panama. There were no net settlement gains in 2012.
Financial information with respect to the company's domestic and foreign defined benefit pension and severance plans is as follows:

	Domestic Plans Year Ended December 31,		Foreign Plans Year Ended December 31,
(In thousands)	2012	2011	2012	2011
Fair value of plan assets at beginning of year	$18,505	$19,249	$5,073	$5,014
Actual return on plan assets	2,244	(244)	47	74
Employer contributions	1,274	1,936	8,372	8,409
Benefits paid	(2,555)	(2,436)	(8,275)	(8,424)
Foreign exchange	—	—	(41)	—
Fair value of plan assets at end of year	$19,468	$18,505	$5,176	$5,073

Projected benefit obligation at beginning of year	$26,774	$25,665	$59,228	$57,454
Service and interest cost	1,449	1,684	10,686	10,335
Actuarial loss (gain)	1,665	1,861	(942)	(79)
Benefits paid	(2,555)	(2,436)	(8,275)	(8,424)
Foreign exchange	—	—	(12)	(58)
Projected benefit obligation at end of year	$27,333	$26,774	$60,685	$59,228

Plan assets less than projected benefit obligation	$(7,865)	$(8,269)	$(55,509)	$(54,155)

The short-term portion of the foreign plans' unfunded status was approximately $5 million and $9 million as of December 31, 2012 and 2011, respectively. There is no short-term portion of the domestic plans' unfunded status at both December 31, 2012 and 2011. The foreign plans' accumulated benefit obligation was $45 million and $46 million as of December 31, 2012 and 2011, respectively. The domestic plans' accumulated benefit obligation was $27 million as of both December 31, 2012 and 2011.
The following weighted-average assumptions were used to determine the projected benefit obligations for the company's domestic pension plans and foreign pension and severance plans:

	Domestic Plans December 31,		Foreign Plans December 31,
	2012	2011	2012	2011
Discount rate	3.50%	4.25%	6.75%	6.75%
Rate of compensation increase	5.00%	5.00%	5.00%	5.00%
The company's long-term rate of return on plan assets is based on the strategic asset allocation and future expected returns on plan assets. The following weighted-average assumptions were used to determine the net periodic benefit cost for the company's domestic pension plans and foreign pension and severance plans:

	Domestic Plans December 31,		Foreign Plans December 31,
	2012	2011	2012	2011
Discount rate	4.25%	5.00%	6.75%	8.00%
Rate of compensation increase	5.00%	5.00%	5.00%	5.00%
Long-term rate of return on plan assets	8.00%	8.00%	1.00%	1.00%

Included in "Accumulated other comprehensive income (loss)" in the Consolidated Balance Sheets are the following amounts that have not yet been recognized in net periodic pension cost:

	December 31,
(In thousands)	2012	2011
Unrecognized actuarial losses	$23,156	$24,263
Unrecognized prior service costs	820	948

The total prior service cost and actuarial loss included in "Accumulated other comprehensive income (loss)" and expected to be included in net periodic pension cost during the next twelve months is $1 million.
The weighted-average asset allocations of the company's domestic pension plans and foreign pension and severance plans by asset category are as follows:

	Domestic Plans December 31,		Foreign Plans December 31,
	2012	2011	2012	2011
Asset category:
Equity securities	75%	71%	4%	—
Fixed income securities	23%	26%	54%	54%
Cash and equivalents	2%	3%	42%	46%

The primary investment objective for the domestic plans is preservation of capital with a reasonable amount of long-term growth and income without undue exposure to risk. This is provided by a balanced strategy using fixed income securities, equities and cash equivalents. The target allocation of the overall fund is 75% equities and 25% fixed income securities. The cash position is maintained at a level sufficient to provide for the liquidity needs of the fund. For the funds covering the foreign plans, the asset allocations are primarily mandated by the applicable governments, with an investment objective of minimal risk exposure.
Mutual funds, domestic common stock, corporate debt securities and mortgage-backed pass-through securities held in the plans are publicly traded and are valued using the net asset value, or closing price of the investment at the measurement date. There have been no changes in the methodologies used at December 31, 2012 and 2011. The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.
The fair values of assets of the company's pension plans were as follows:

		Fair Value Measurements Using
(In thousands)	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
December 31, 2012
Domestic pension plans:
Money market accounts	$393	$393	$—	$—
Mutual funds:
Domestic	7,207	7,207	—	—
International	2,280	2,280	—	—
Domestic large-cap common stock	5,045	5,045	—	—
Fixed income securities:
Corporate bonds	2,442	—	2,442	—
Mortgage/asset-backed securities	1,795	—	1,795	—
Other	306	28	278	—
Total assets of domestic pension plans	19,468	14,953	4,515	—
Foreign pension and severance plans:
Cash and equivalents	2,158	2,158	—	—
Equity	199	199	—	—
Fixed income securities	2,819	—	2,819	—
Total assets of foreign pension and severance plans	5,176	2,357	2,819	—
Total assets of pension and severance plans	$24,644	$17,310	$7,334	$—
December 31, 2011
Domestic pension plans:
Money market accounts	$538	$538	$—	$—
Mutual funds:
Domestic	6,546	6,546	—	—
International	1,912	1,912	—	—
Domestic large-cap common stock	4,717	4,717	—	—
Fixed income securities:
Corporate bonds	2,642	—	2,642	—
Mortgage/asset-backed securities	1,968	—	1,968	—
Other	182	—	182	—
Total assets of domestic pension plans	18,505	13,713	4,792	—
Foreign pension and severance plans:
Cash and equivalents	2,347	2,347	—	—
Fixed income securities	2,726	—	2,726	—
Total assets of foreign pension and severance plans	5,073	2,347	2,726	—
Total assets of pension and severance plans	$23,578	$16,060	$7,518	$—

The company expects to contribute approximately $1 million, including discretionary contributions, to its domestic defined benefit pension plans and expects to contribute approximately $7 million to its foreign pension and severance plans in 2013.
Expected benefit payments for the company's domestic defined benefit pension plans and foreign pension and severance plans are as follows:

(In thousands)	Domestic Plans	Foreign Plans
2013	$2,046	$7,211
2014	2,028	7,457
2015	2,022	8,149
2016	1,987	9,054
2017	1,941	9,499
2018-2022	8,889	44,778

The company is also a participant in several multiemployer defined benefit plans based in the United Kingdom and the United States. Expense is recognized as the company is notified of funding requirements. Expense recognized related to these multiemployer plans in 2012, 2011 and 2010 was not significant. The company does not expect future contribution requirements to be material.

Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
"Income tax (expense) benefit" in the Consolidated Statements of Income consists of the following:

	December 31,
(In thousands)	2012	2011	2010
Current:
U.S. Federal	$—	$—	$1,300
U.S. State and local	(1,353)	(1,564)	1,354
International	(13,569)	(11,036)	437
Total current tax (expense) benefit	$(14,922)	$(12,600)	$3,091
Deferred:
U.S. Federal	$(82,098)	$90,148	$—
U.S. State and local	(6,456)	7,261	33
International	(1,763)	(2,609)	(1,524)
Total deferred tax (expense) benefit	$(90,317)	$94,800	$(1,491)
Total (expense) benefit for income taxes	$(105,239)	$82,200	$1,600

Cash payments for income taxes were $8 million, $17 million and $9 million in 2012, 2011 and 2010, respectively.
The components of deferred income taxes included on the Consolidated Balance Sheets are as follows:

	December 31,
(In thousands)	2012	2011
Deferred tax benefits:
Net operating loss carryforwards	$231,326	$196,114
Other tax carryforwards	3,065	1,768
Employee benefits	30,040	30,489
Accrued expenses	25,201	24,840
Depreciation and amortization	20,193	15,935
Other	5,067	2,544
Total deferred tax assets	314,892	271,690
Valuation allowance	(246,425)	(104,256)
Deferred tax assets, net of valuation allowance	$68,467	$167,434
Deferred tax liabilities:
Depreciation and amortization	(4,097)	—
Growing crops	(18,331)	(17,379)
Trademarks	(127,533)	(136,696)
Discount on Convertible Notes	(18,285)	(22,017)
Other	(2,606)	(4,397)
Total deferred tax liabilities	(170,852)	(180,489)
Net deferred tax liabilities	$(102,385)	$(13,055)
Deferred taxes are included in the following captions in the Consolidated Balance Sheets:

	December 31,
(In thousands)	2012	2011
Other current assets	$7,406	$26,685
Investments and other assets, net	1,837	3,508
Deferred income	—	—
Deferred tax liabilities	(111,628)	(43,248)
Net deferred tax liability	$(102,385)	$(13,055)

U.S. federal net operating loss carryforwards ("NOLs") were $352 million and $285 million as of December 31, 2012 and 2011, respectively. The U.S. NOLs existing at December 31, 2012 will expire between 2024 and 2029. Foreign NOLs were $672 million and $485 million at December 31, 2012 and 2011, respectively. U.S. state NOLs were $326 million and $323 million as of December 31, 2012 and 2011, respectively. The U.S. state NOLs will expire between 2013 and 2023. Foreign NOLs existing at December 31, 2012 of $498 million will expire between 2013 and 2026. The remaining $174 million of foreign NOLs existing at December 31, 2012 have an indefinite carryforward period.
In the fourth quarter of 2012, the company recorded a $130 million valuation allowance against most of its U.S. federal and state deferred tax assets, which are primarily NOLs. The assessment of the realization of the deferred tax assets was based primarily on the 3-year cumulative loss position incurred as of December 31, 2012 in the company's North American businesses resulting from the restructuring and relocation activities described in Note 3, the trademark impairment described in Note 8 and the reserve for grower receivables described in Note 4. As a result of the negative indicator, all evidence to support the realization of the deferred tax assets was reevaluated, including existing deferred tax liabilities, tax planning strategies consistent with current business plans and forecasted future taxable income. The primary positive evidence related to forecasts of future taxable income; however, accounting guidance restricts the amount of reliance that can be placed on future taxable income because it is not objectively verifiable. A sustained period of profitability in the company's North American businesses will be required before the full amount of the valuation allowance would be reversed. Until such time, the utilization of existing U.S. net operating losses or generation of additional U.S. net operating losses will not result in income tax expense or benefit as the corresponding valuation allowance will be released or established for the same value and as such have a significant impact on the company's effective tax rate.
In the second quarter of 2011, as a result of sustained improvements in the performance of the company's North American businesses and the benefits of debt reduction over several years, the company generated annual U.S. taxable income beginning with tax year 2009 through 2011, and expected the trend to continue, even if seasonal losses may have been incurred in interim periods or due to certain significant events such as the events described above. In 2011, the company's forecast included increased visibility to North American banana pricing and stabilized sourcing costs. As a result of the considerations of the positive evidence, which outweighed the negative evidence at the time, the company recognized an $87 million income tax benefit in the second quarter of 2011 for the reversal of valuation allowances against all of the U.S. federal deferred tax assets and a portion of the state deferred tax assets, primarily NOLs, which are more likely than not to be realized in the future. The income tax benefit recorded in 2011 also did not affect the amount of cash that the company paid for taxes and did not affect the company's liquidity, borrowing ratios or the availability of other capital resources.
The company's overall effective tax rate may also vary significantly from period to period due to the level and mix of income among domestic and foreign jurisdictions and the creation or release of valuation allowance. Many of these foreign jurisdictions have tax rates that are lower than the U.S. statutory rate, and the company continues to maintain full valuation allowances on deferred tax assets in some of these foreign jurisdictions. Other items that do not otherwise affect the company's earnings can also affect the overall effective tax rate, such as the effect of changing exchange rates on intercompany balances that can change the mix of income among domestic and foreign jurisdictions. The 2012 income tax expense also includes $4 million of out of period adjustment expense. The company does not believe the error was material to any prior or current year financial statements. Income before taxes attributable to foreign operations was $38 million, $11 million and $11 million in 2012, 2011 and 2010, respectively.
Undistributed earnings of foreign subsidiaries, which were approximately $1.6 billion at December 31, 2012, have been permanently reinvested in foreign operations. Accordingly, no provision for U.S. federal and state income taxes has been recorded on these earnings.
"Income tax (expense) benefit" differs from income taxes computed at the U.S. federal statutory rate for the following reasons:

(In thousands)	2012	2011	2010
Income tax (expense) benefit computed at U.S. federal statutory rate	$104,228	$8,882	$(20,658)
State income taxes, net of federal benefit	(5,076)	(856)	(1,149)
Impact of foreign operations	(15,100)	(9,750)	(25,508)
Change in valuation allowance	(133,135)	85,375	38,794
Goodwill	(52,500)	—	—
Tax contingencies	(2,230)	(1,167)	9,764
Other	(1,426)	(284)	357
Income tax (expense) benefit	$(105,239)	$82,200	$1,600

At December 31, 2012, 2011 and 2010, the company had unrecognized tax benefits of approximately $6 million, $4 million and $7 million, respectively, which could affect the company’s effective tax rate, if recognized. Interest and penalties included in “Income tax (expense) benefit” were less than $1 million , $2 million and $4 million in 2012, 2011 and 2010, respectively, and the cumulative interest and penalties included in the Consolidated Balance Sheets at both December 31, 2012 and 2011 were $1 million.
A summary of the activity for the company’s unrecognized tax benefits follows:

(In thousands)	2012	2011	2010
Balance as of beginning of the year	$6,308	$10,295	$15,825
Additions of tax positions of prior years	3,815	4,955	—
Settlements	—	(5,843)	—
Reductions due to lapse of the statute of limitations	(4,196)	(3,054)	(4,715)
Foreign currency exchange change	(2)	(45)	(815)
Balance as of end of the year	$5,925	$6,308	$10,295

During the next twelve months, it is reasonably possible that unrecognized tax benefits impacting the effective tax rate could be recognized as a result of the expiration of statutes of limitation in the amount of $1 million plus accrued interest and penalties. The following tax years remain subject to examinations by major tax jurisdictions:

Tax Years
Tax Jurisdiction:
United States	2008 – current
Germany	2001 – current
Italy	2007 – current
Netherlands	2006 – current
Switzerland	2008 – current

Stock-Based Compensation	12 Months Ended
Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation
Stock-Based Compensation
The company may issue up to an aggregate of 10.5 million shares of common stock as stock awards (including restricted stock units), stock options, performance awards and stock appreciation rights ("SARs") under its stock incentive plan; at December 31, 2012, 1.6 million shares were available for future grants. Stock awards and stock options issued to the company's chief executive officer are under a separate plan as described in Note 1. Stock options provide for the purchase of shares of common stock at fair market value at the date of grant. The company issues new shares when grants of restricted stock units vest or when options are exercised under the stock plans. Stock compensation expense totaled $8 million, $10 million and $14 million for the years ended December 31, 2012, 2011 and 2010, respectively.
RESTRICTED STOCK UNITS
The company's share-based awards primarily consist of restricted stock units, which generally vest over four years. The fair value of the awards at the grant date is expensed over the period from the grant date to the date the employee is no longer required to provide service to earn the award. Prior to vesting, grantees are not eligible to vote or receive dividends on the restricted stock units.
A summary of the activity and related information for the company's restricted stock units follows:

	2012
(In thousands, except per share amounts)	Units	Weighted average grant date price
Unvested units at January 1, 2012	1,840	$12.18
Units granted	778	9.38
Units vested	(622)	12.83
Units forfeited	(645)	11.07
Unvested units at December 31, 2012	1,351	$10.80

Restricted stock unit compensation expense totaled $8 million, $8 million and $10 million for the years ended December 31, 2012, 2011 and 2010, respectively. At December 31, 2012, there was $8 million of total unrecognized pre-tax compensation cost related to unvested restricted stock unit awards. This cost is expected to be recognized over a weighted-average period of approximately two years. The weighted average grant date price in 2011 and 2010 was $10.23 and $14.83, respectively.
LONG-TERM INCENTIVE PROGRAM
The company has established a Long-Term Incentive Program ("LTIP") for certain executive level employees. Awards are intended to be performance-based compensation as defined in Section 162(m) of the Internal Revenue Code. As discussed in Note 1, LTIP awards cover three year performance cycles and are measured partly on performance criteria (cumulative earnings per share or cumulative free cash flow generation) and partly on market criteria (total shareholder return relative to a peer group of companies). In 2010, the LTIP was modified to allow a portion of the awards to be paid in cash in an amount substantially equal to the estimated tax liability triggered by such awards. LTIP awards outstanding in 2010 were modified, which changed them to liability-classified awards from equity-classified awards. Both liability-classified and equity-classified awards recognize the fair value of the award ratably over the performance period; however, equity-classified awards only measure the fair value at the grant date, whereas liability-classified awards measure the fair value at each reporting date, with changes in the fair value of the award cumulatively adjusted through compensation expense each period. For modified awards, expense is recognized at the greater of the equity-method or the liability-method. For the 2012-2014 and 2011-2013 periods, up to 0.3 million and 0.1 million shares, respectively, could be awarded depending on the company’s achievement of the metrics. The company awarded approximately 0.1 million shares and approximately $1 million in cash payments for the 2009-2011 plan in March 2012 and approximately 0.1 million shares and approximately $1 million in cash payments for the 2008-2010 plan in March 2011. No shares and no cash payments for the 2010-2012 plan will be awarded.
STOCK OPTIONS
The table below includes hiring inducement stock option grants for 1,440,062 shares made to the company's new chief executive officer in October 2012 and for 325,000 shares made to the company’s former chief executive officer in January 2004, both in accordance with New York Stock Exchange rules. In addition, options of less than 0.1 million shares were outstanding at December 31, 2012 under the stock incentive plan, which excludes options granted to the current and former chief executive officers. These options generally vested over four years and are exercisable for a period not in excess of ten years, through 2013.
A summary of the activity and related information for the company's stock options follows:

	2012
(In thousands, except per share amounts)	Shares	Weighted average exercise price
Under option at January 1, 2012	817	$18.73
Options granted	1,440	7.68
Options exercised	—	—
Options forfeited or expired	(430)	15.92
Under option at December 31, 2012	1,827	$10.68
Options exercisable at December 31, 2012	388	$21.85

At December 31, 2012, there was $3 million of total unrecognized pre-tax compensation cost related to unvested stock options. This cost is expected to be recognized over a weighted-average period of approximately two years. Options outstanding as of December 31, 2012 had a weighted average remaining contractual life of four years and had exercise prices ranging from $7.68 to $23.16. The following table provides further information on the range of exercise prices:

	Options Outstanding and Exercisable
(In thousands, except per share amounts)	Shares	Weighted average exercise price	Weighted average remaining life	Aggregate Intrinsic Value
Exercise price:
$15.05	63	$15.05	1 month	—
$23.16	325	23.16	1 month	—

The estimated weighted average fair value per option share granted was $2.68 for 2012 using a Black-Scholes option pricing model based on market prices and the following assumptions at the date of option grant: weighted average risk-free interest rate of 3.4%, dividend yield of 0%, volatility factor for the company's common stock of 50% and a weighted average expected life of three years for options not forfeited.

Shareholders' Equity	12 Months Ended
Dec. 31, 2012
Stockholders' Equity Note [Abstract]
Shareholders' Equity
Shareholders' Equity
The company's Certificate of Incorporation authorizes 20 million shares of preferred stock and 150 million shares of common stock. At December 31, 2012, shares of common stock were reserved for the following purposes:

Issuance upon conversion of the Convertible Notes (see Note 10)	11.8	million
Issuance upon exercise of stock options and other stock awards (see Note 16)	4.5	million

The company's shareholders' equity includes "Accumulated other comprehensive income (loss)" at December 31, 2012 comprised of unrealized losses on derivatives of $17 million, unrealized translation losses of less than $1 million, an increase in the fair value of an available-for-sale investment of less than $1 million and unrecognized prior service costs and actuarial losses of $24 million. The balance of "Accumulated other comprehensive income (loss)" at December 31, 2011 included unrealized gains on derivatives of $18 million, unrealized translation gains of less than $1 million, a decrease in the fair value of an available-for-sale investment of less than $1 million and unrecognized prior service costs and actuarial losses of $25 million.
In 2006, the board of directors suspended the payment of dividends. Any future payments of dividends would require approval of the board of directors. See Note 10 for further description of limitations on the company's ability to pay dividends under the Senior Notes and Credit Facility as well as the 7.875% Notes and ABL Facility that were issued on February 5, 2013.

Segment Information	12 Months Ended
Dec. 31, 2012
Segment Reporting [Abstract]
Segment Information
Segment Information
The company reports the following three business segments:

•	Bananas: Includes the sourcing (purchase and production), transportation, marketing and distribution of bananas.

•
Salads and Healthy Snacks: Includes ready-to-eat, packaged salads, referred to in the industry as "value-added salads" and other value-added products, such as healthy snacking items, fresh vegetable and fruit ingredients used in food service; processed fruit ingredients; and the company's equity-method investment in Danone Chiquita Fruits, which sells Chiquita-branded fruit smoothies in Europe (see Note 7).

•
Other Produce: Includes the sourcing, marketing and distribution of whole fresh produce other than bananas. As part of the 2012 restructuring plan, the company exited the North American deciduous business at the end of the California grape season in December 2012. Going forward, the primary product of the Other Produce segment is pineapples.

Certain corporate expenses are not allocated to the reportable segments and are included in "Corporate costs." Inter-segment transactions are eliminated. Segment information represents only continuing operations. See Note 20 for information related to discontinued operations.
Financial information for each segment follows:

(In thousands)	Bananas[1]	Salads and Healthy Snacks[2]	Other Produce[3]	Corporate Costs[4]	Consolidated
2012
Net sales	$1,985,472	$952,882	$139,983	$—	$3,078,337
Segment results	77,454	(218,292)	(18,120)	(94,876)	(253,834)
Depreciation and amortization	18,518	35,828	421	8,387	63,154
Equity in (losses) earnings of investees	344	(33,777)	—	—	(33,433)
Total assets	1,082,685	494,348	33,418	87,311	1,697,762
Expenditures for long-lived assets	23,351	23,070	131	6,888	53,440
2011
Net sales	$2,022,969	$953,464	$162,863	$—	3,139,296
Segment results	127,175	7,035	(36,757)	(63,713)	33,740
Depreciation and amortization	18,850	36,835	480	4,762	60,927
Equity in (losses) earnings of investees	350	(6,664)	—	—	(6,314)
Total assets	1,122,537	714,129	38,160	63,133	1,937,959
Expenditures for long-lived assets	36,124	33,421	225	5,765	75,535
2010
Net sales	$1,937,748	$1,028,475	$261,209	$—	3,227,432
Segment results	80,591	95,268	5,363	(70,426)	110,796
Depreciation and amortization	18,568	39,803	175	2,470	61,016
Equity in (losses) earnings of investees	1,472	(4,837)	440	—	(2,925)
Total assets	1,100,391	702,639	105,303	158,813	2,067,146
Expenditures for long-lived assets	29,828	28,429	36	7,249	65,542

[1]
Bananas segment results includes the acceleration of losses on ship arrangements of $4 million net of sublease income in the fourth quarter of 2011 and $6 million net of $2 million of related sale-leaseback gain amortization during the sublease period in the first quarter of 2012. As part of the company's European shipping reconfiguration, five ships, two in the fourth quarter of 2011 and three in the first quarter of 2012, were removed from service and subleased. The primary leases for an equivalent number of ships were not renewed at the end of 2012. These accelerated sublease losses are included in "Cost of sales."

[2]
Salads and Healthy Snacks segment results includes $1 million in "Cost of sales" primarily related to inventory write-offs to exit healthy snacking products that were not sufficiently profitable and $1 million in "Selling, general and administrative" to restructure the European healthy snacking sales force. These costs were recognized and related actions completed during the first quarter of 2012. Includes $1 million in "Selling, general and administrative" in the second quarter of 2012, primarily related to the closure of a research and development facility. Salads and Healthy Snacks segment results and equity in (losses) earnings of investees includes $32 million in 2012 to fully impair the company's equity-method investment and related assets and to record estimates of probable cash obligations to the Danone JV. See Notes 7 and 20 for further information related to investments in and income from equity method investments. Includes $180 million ($171 million, net of tax) of goodwill and trademark impairments in 2012 as described in Note 1. Includes a $32 million gain on the deconsolidation of the European smoothie business in 2010 as described in Note 20.

[3]
Other Produce segment results includes $2 million in "Cost of sales" primarily related to inventory write-offs to exit low-margin other produce in 2012, $1 million in "Selling, general and administrative" related to a lease accrual in 2012 and a reserve of $32 million for advances made to a Chilean grower in the second quarter of 2011 as described in Note 4.

[4]	Corporate costs includes "Restructuring and relocation costs" further detailed in Note 3.
The reconciliation of segment results to “Operating income (loss)” is as follows:

(In thousands)	2012	2011	2010
Segment results	$(253,834)	$33,740	$110,796
Other income attributed to Other Produce	—	—	(2,525)
Other income attributed to Corporate costs	—	—	(611)
Operating income (loss)	$(253,834)	$33,740	$107,660

Financial information by geographic area is as follows:

(In thousands)	2012	2011	2010
Net sales:
United States	$1,773,210	$1,793,580	$1,895,207

Italy	213,386	229,138	206,767
Germany	191,673	199,084	198,665
Other Core Europe	549,131	597,343	606,522
Total Core Europe[1]	954,190	1,025,565	1,011,954
Other international	350,937	320,151	320,271
Foreign net sales	1,305,127	1,345,716	1,332,225
Total net sales	$3,078,337	$3,139,296	$3,227,432

[1]	Core Europe includes the 27 member states of the European Union, Switzerland, Norway and Iceland.
Property, plant and equipment by geographic area:

	December 31,
(In thousands)	2012	2011
Property, plant and equipment, net:
United States	$226,587	$202,713
Central and South America	142,573	133,072
Other international	26,139	33,902
Total property, plant and equipment, net	$395,299	$369,687

The company’s products are sold throughout the world and its principal production and processing operations are conducted in the United States, Central America and South America. The company’s earnings are heavily dependent upon products grown and purchased in Central and South America. These activities are a significant factor in the economies of the countries where the company produces bananas and related products, and are subject to the risks that are inherent in operating in such foreign countries, including government regulation, currency restrictions, fluctuations and other restraints, import and export restrictions, burdensome taxes, expropriation, threats to employees, political instability, terrorist activities, including extortion, and U.S. and foreign governmental action in relation to the company. Certain of these operations are substantially dependent upon leases and other agreements with these governments.
The company is also subject to a variety of government regulations in most countries where it markets bananas and other fresh products, including health, food safety and customs requirements, import tariffs, currency exchange controls and taxes.

Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Contingencies
Contingencies
The company had accruals of $4 million and $3 million related to contingencies and legal proceedings in Europe at each of December 31, 2012 and 2011, respectively. While other contingent liabilities described below may be material to the financial statements, the company has determined that losses in these matters are not probable and has not accrued any other amounts. Regardless of their outcomes, the company has paid, and will likely continue to incur, significant legal and other fees to defend itself in these proceedings, which may significantly affect the company's financial statements.
COLOMBIA-RELATED MATTERS
Tort Lawsuits. Between June 2007 and March 2011, nine civil tort lawsuits were filed against the company by Colombian nationals in U.S. federal courts. These lawsuits assert claims under various state and federal laws, including the Alien Tort Statute (the "ATS lawsuits"). The over 6,000 plaintiffs in the ATS lawsuits claim to be persons injured, or family members or legal heirs of individuals allegedly killed or injured, by armed groups that received payments from the company's former Colombian subsidiary. The company had voluntarily disclosed these payments to the U.S. Department of Justice as having been made by the subsidiary to protect its employees from risks to their safety if the payments were not made. This self-disclosure led to the company's 2007 plea to one count of Engaging in Transactions with a Specially-Designated Global Terrorist Group without having first obtained a license from the U.S. Department of Treasury's Office of Foreign Assets Control. The plaintiffs claim that, as a result of such payments, the company should be held legally responsible for the alleged injuries. Eight of the ATS lawsuits seek unspecified compensatory and punitive damages, as well as attorneys' fees and costs, with one seeking treble damages and disgorgement of profits without explanation. The other ATS lawsuit contains a specific demand of $10 million in compensatory damages and $10 million in punitive damages for each of the several hundred alleged victims in that suit. The company also has received requests to participate in mediation in Colombia concerning similar claims, which could be followed by litigation in Colombia. All of the ATS lawsuits have been centralized in the U.S. District Court for the Southern District of Florida for consolidated or coordinated pretrial proceedings (“MDL Proceeding”). The company believes the plaintiffs' claims are without merit and is defending itself vigorously.
Between June 2011 and March 2012, the court dismissed certain of the plaintiffs' claims, but allowed the plaintiffs to move forward with some ATS claims and claims asserted under Colombian law. The company believes it has strong defenses to the remaining claims. In March 2012, the court granted the company's motion for interlocutory appeal of legal questions raised by the court's refusal to dismiss certain ATS claims, and, in September 2012, the United States Court of Appeals for the Eleventh Circuit granted permission to pursue the interlocutory appeal. In November 2012, the Eleventh Circuit stayed appellate proceedings until the Supreme Court issues a decision in Kiobel v. Royal Dutch Shell, No. 10-1491, expected by June 2013, and the district court stayed proceedings in the ATS lawsuits until the Eleventh Circuit completes its interlocutory review. In addition, the company has filed in the district court a motion to dismiss all of the ATS lawsuits on forum non conveniens grounds. That motion is pending.
In addition to the ATS lawsuits, between March 2008 and March 2011, four tort lawsuits were filed against the company by American citizens who allege that they were kidnapped and held hostage by an armed group in Colombia, or that they are the survivors or the estate of a survivor of American nationals kidnapped and/or killed by the same group in Colombia. The plaintiffs in these cases make claims under the Antiterrorism Act and state tort laws (the "ATA lawsuits") and contend that the company is liable because its former Colombian subsidiary allegedly provided material support to the armed group. The ATA lawsuits, which also have been centralized in the MDL Proceeding, seek unspecified compensatory damages, treble damages, attorneys' fees and costs and punitive damages. The company believes the plaintiffs' claims are without merit and is defending itself vigorously.
In February 2010, the company's motion to dismiss one of the ATA lawsuits was granted in part and denied in part and in March 2012, the company's motions to dismiss the other ATA lawsuits were denied. In November 2012, one of the ATA lawsuits was dismissed after the parties reached a confidential settlement agreement. The company believes it has strong defenses to the remaining claims in the ATA lawsuits.
Insurance Recovery. The company has primary and excess general liability insurance policies with substantial limits that the company believes should provide coverage for defense costs, settlements or judgments incurred in connection with the ATA and ATS lawsuits. The insurers have either reserved the right to deny coverage or denied coverage for these lawsuits, and except as discussed below there can be no assurance that the insurers will provide coverage for these claims. In 2008, the company commenced litigation in state court in Ohio against three of its primary insurers seeking coverage for defense costs incurred in connection with the ATA and ATS lawsuits; a fourth primary insurer was joined to that lawsuit in early 2009. Later in 2009, the company entered into settlement agreements under which three of its primary insurers agreed to pay, in total, approximately 40 percent of the company's defense costs in the ATA and ATS lawsuits. In late 2012, one of these settling insurers paid the full amount of a settlement in an ATA lawsuit. In December 2011, the Ohio state trial court entered a final judgment against the fourth primary insurer, National Union, ruling that National Union is obligated to pay all defense costs reasonably incurred by the company in the defense of ATS and ATA lawsuits that allege that injury or damage occurred during the period of the National Union primary policies, except to the extent that such defense costs have been reimbursed by other primary insurers pursuant to their settlements with the company. National Union appealed the trial court's rulings to the Ohio Court of Appeals. In March 2013, the Ohio Court of Appeals reversed the trial court's ruling and held that National Union is not obligated to provide coverage for defense costs in the ATS and ATA lawsuits. As of December 31, 2012, National Union had paid the company $11 million as reimbursement for defense costs. This sum is being deferred in "Other Liabilities" on the Condensed Consolidated Balance Sheet because National Union asserts that it is entitled to obtain reimbursement of this amount from the company based on the outcome of its appeal in the coverage case. In its ruling in March 2013, the Ohio Court of Appeals remanded the case to the trial court to determine whether National Union is entitled to repayment of the defense costs that it has already paid. The company intends to seek review by the Ohio Supreme Court of the March 2013 ruling of the Ohio Court of Appeals.
Colombia Investigation. The Colombian Attorney General's Office has been conducting an investigation into payments made by companies in the banana industry to paramilitary groups in Colombia. Included within the scope of the investigation are the payments that were the subject of the company's 2007 plea in the United States. In March 2012, the prosecutor in charge of the investigation issued a decision which concluded that the company's former Colombian subsidiary had made payments in response to extortion demands and that the payments were not illegal under Colombian law. Based on these findings, the prosecutor closed the investigation. As provided for under Colombian law, the prosecutor's decision was reviewed by senior officials in the Colombian Attorney General's office pursuant to a legal standard specifying that any evidence in the record suggesting that a crime may have occurred is sufficient to justify the reopening of the investigation. Applying this standard, in December 2012, the Colombian Attorney General's Office determined that the investigation should continue and not be closed. The Attorney General's office did not make any finding that persons connected with the company's former Colombian subsidiary committed wrongdoing of any kind, only that the matter warrants further investigation. The company believes that it has at all times complied with Colombian law.
ITALIAN CUSTOMS AND TAX CASES
1998-2000 Cases. In October 2004, the company's Italian subsidiary, Chiquita Italia, received the first of several notices from various customs authorities in Italy stating that it is potentially liable for additional duties and taxes on the import of bananas by Socoba S.r.l. ("Socoba") from 1998 to 2000 for sale to Chiquita Italia. The customs authorities claim that (i) the amounts are due because these bananas were imported with licenses (purportedly issued by Spain) that were subsequently determined to have been forged and (ii) Chiquita Italia should be jointly liable with Socoba because (a) Socoba was controlled by a former general manager of Chiquita Italia and (b) the import transactions benefited Chiquita Italia, which arranged for Socoba to purchase the bananas from another subsidiary of the company and, after customs clearance, sell them to Chiquita Italia. Chiquita Italia is contesting these claims, principally on the basis of its good faith belief at the time the import licenses were obtained and used that they were valid.
Of the original notices, separate civil customs proceedings were ultimately brought and are now pending against Chiquita Italia in four Italian jurisdictions, Genoa, Trento, Aosta and Alessandria. In Genoa, Chiquita Italia won at the trial level, lost on appeal, and appealed to the Court of Cassation, the highest level of appeal in Italy, where the decision is pending. In Trento, Chiquita Italia lost at the trial level, lost at the initial appeal level in a decision published in February 2012 and has appealed this decision to the Court of Cassation where the decision is pending. In Aosta, Chiquita Italia lost at the trial level in a decision also published in February 2012 and intends to appeal this decision. In Alessandria, Chiquita Italia lost at the trial level, and appealed but the case has been stayed pending a ruling in a separate case in Rome. The Rome case referred to above was brought by Socoba (and Chiquita Italia intervened voluntarily) on the issue of whether the forged Spanish licenses used by Socoba should be regarded as genuine in view of the apparent inability to distinguish between genuine and forged licenses. In an October 2010 decision, the Rome trial court rejected Socoba's claim that the licenses should be considered genuine on the basis that Socoba had not sufficiently demonstrated how similar the forged licenses were to genuine Spanish licenses. Socoba has appealed this decision. In an unrelated case addressing similar forged Spanish licenses used in Belgium, the EU Commission has ruled that these types of licenses were such good forgeries that they needed to be treated as genuine, and Chiquita Italia has brought this decision to the attention of the customs authorities in Genoa and Alessandria to seek relief in relation to the pending customs case. The Genoa customs authorities declined to give the benefit of the decision to Chiquita Italia. Chiquita Italia intends to appeal this Genoa decision to the tax court. The Alessandria customs authorities have so far declined to address the request.
Under Italian law, the amounts claimed in the Trento, Alessandria and Genoa cases have become due and payable notwithstanding the pending appeals. Deposits made in these cases are deferred in "Other current assets" and "Investments and other assets, net" on the Consolidated Balance Sheets pending resolution of the appeals process. If Chiquita Italia ultimately prevails in its appeals, all amounts deposited will be reimbursed with interest. A summary of claims and deposits paid as of December 31, 2012 is as follows:

	Claim (In millions)	Interest and Penalties Claimed (In millions)	Total Claim (In millions)	Deposits Paid Pending Appeal (In millions)
Trento	€3.3	€3.1	€6.4	€6.4	Deposits paid in 36 equal monthly installments ended March 2012.
Alessandria	€0.3	€0.2	€0.5	€0.5	Deposits paid in 36 equal monthly installments ended March 2012.
Genoa	€7.4	€1.0	€8.4	€0.6
Monthly deposit payments of €118 thousand began in August 2012 and will continue through July 2018, unless a successful appeals process is completed sooner. €6 million of interest was deducted from the original request based on the judge's ruling. The customs authorities have appealed this decision.

2004-2005 Cases. In 2008, Chiquita Italia was required to provide documents and information to the Italian fiscal police in connection with a criminal investigation into imports of bananas by Chiquita Italia during 2004 and 2005, and the payment of customs duties on these imports. The focus of the investigation was an importation process whereby the company sold some of its bananas to holders of import licenses who imported the bananas and resold them to Chiquita Italia (indirect import challenge), a practice the company believes was legitimate under both Italian and EU law and was widely accepted by authorities across the EU and by the EC. The Italian prosecutors are pursuing this matter with respect to 2005 only. If criminal liability is ultimately determined, Chiquita Italia could be civilly liable for damages, including applicable duties, taxes and penalties.

Tax authorities issued assessment notices for 2004 and 2005, which were appealed to the first level Rome tax court; in June 2011, the court rejected the appeal for 2004. Chiquita Italia appealed this decision and, in October 2012, the appeals court ruled in favor of Chiquita Italia with respect to 2004. A significant portion of the 2005 income tax assessment has been withdrawn by the tax authorities and an appeal for the remaining part is pending. Separately, customs authorities have also issued assessments for these cases, and Chiquita Italia's appeals of these customs assessments were rejected by the first level Rome tax court and the regional court. Chiquita Italia has appealed the decisions about the customs assessments to the Court of Cassation, the highest level of appeal in Italy. In each case, Chiquita Italia has received payment notifications from the tax and customs authorities, but the 2004 tax assessment has been annulled based on the October 2012 appeals court ruling and the company is claiming reimbursement of payments made. Deposits made under these cases are deferred in "Other current assets" and "Investments and other assets, net" on the Consolidated Balance Sheets pending resolution of the appeals process. If Chiquita Italia ultimately prevails in its appeals, all amounts deposited will be reimbursed with interest. A summary of assessments and deposits paid is as follows:

	Assessment (In millions)	Interest and Penalties Assessed (In millions)	Total Assessment (In millions)	Deposits Paid Pending Appeal (In millions)
Income Tax Assessment for 2004/2005	€12.0	€19.1	€31.1	€1.5
Monthly deposit payments of €113 thousand began in March 2012. The appeals court ruled in favor of Chiquita Italia in October 2012 for the 2004 assessments and a significant portion of the 2005 assessments have been withdrawn. The company has requested relief from these payments and reimbursement.

Customs Tax Assessment for 2004/2005	€18.2	€10.2	€28.4	€7.2	Monthly deposit payments of €350 thousand began in September 2011 and will continue through September 2017, unless a successful appeals process is completed sooner.

The fiscal police investigation also challenged the involvement of an entity of the company incorporated in Bermuda in the sale of bananas directly to Chiquita Italia (direct import challenge), as a result of which the tax authorities claimed additional taxes of €13 million ($17 million) for 2004 and €19 million ($26 million) for 2005, plus interest and penalties. In order to avoid a long and costly tax dispute, in April 2011, Chiquita Italia reached an agreement in principle with the Italian tax authorities to settle the dispute and recorded expense for the settlements at that time. Under the settlement, the tax authorities agreed that the Bermuda corporation's involvement in the importation of bananas was appropriate and Chiquita Italia agreed to an adjustment to the intercompany price paid by Chiquita Italia for the imported bananas it purchased from this company, resulting in a higher income tax liability for those years. Chiquita Italia paid a settlement of €3 million ($4 million) of additional income tax for 2004 and 2005, including interest and penalties, which was significantly below the amounts originally claimed. The portion of the settlement for 2005 is still subject to approval by the Rome tax court; approval is expected in 2013. As part of the settlement, Chiquita Italia also agreed to a pricing adjustment for its intercompany purchases of bananas for the years 2006 through 2009, resulting in payments in June and July 2011 of €2 million ($3 million) of additional tax and interest to fully settle those years. The indirect import challenge described above is not part of the settlement.
Chiquita Italia continues to believe that it acted properly and that all the transactions for which it has received assessment notices were legitimate and reported appropriately, and, aside from those issues already settled, continues to vigorously defend the transactions at issue.
CONSUMPTION TAX REFUNDS
The company has and has had several open cases seeking the refund of certain consumption taxes paid between 1980 and 1990 in various Italian jurisdictions. As gain contingencies, these refunds and any related interest are recognized when realized and all gain contingencies have been removed. In January 2012, the company received €20 million ($27 million) related to a favorable decision from a court in Salerno, Italy. The claim is not considered resolved or realized, as the decision has been appealed to a higher court. Consequently, the receipt of cash has been deferred in "Other liabilities" on the Consolidated Balance Sheets. Decisions in one jurisdiction have no binding effect on pending claims in other jurisdictions and all unresolved claims may take years to resolve. If the Company were to lose on appeal, it may be required to repay the consumption tax refunds received.

Deconsolidation, Divestitures And Discontinued Operations	12 Months Ended
Dec. 31, 2012
Deconsolidation, Divestitures And Discontinued Operation [Abstract]
Deconsolidation, Divestitures And Discontinued Operations
Deconsolidation, Divestitures and Discontinued Operations
DANONE CHIQUITA FRUITS JOINT VENTURE
In May 2010, the company sold 51% of its European smoothie business to Danone S.A. ("Danone") for €15 million ($18 million) and deconsolidated it. The deconsolidation and sale resulted in the creation of Danone Chiquita Fruits SAS (the "Danone JV"), which is a joint venture intended to develop, manufacture and sell packaged fruit juices and fruit smoothies in Europe and is financed by the company and Danone in amounts proportional to their ownership interests. The gain on the deconsolidation and sale of the European smoothie business was $32 million, including a gain of $15 million related to the remeasurement of the retained investment in the European smoothie business to its fair value of $16 million on the closing date. No income tax expense resulted from the gain on the sale because sufficient foreign NOLs were in place and, when those foreign NOLs were used, the related valuation allowance was released. The fair value of the investment was a Level 3 measurement (see Note 12) based upon the consideration paid by Danone for 51% of the Danone JV, including a control discount. The Danone JV is a variable interest entity; however, the company is not the primary beneficiary and does not consolidate it. The Danone JV has obtained sales, local marketing and product supply chain management services from the company's subsidiaries; however, the power to direct the JV's most significant activities is controlled by Danone S.A. The company’s 49% investment in the joint venture is accounted for as an equity-method investment and is included in the Salads and Healthy Snacks segment. See further discussion of the Danone JV in Note 7.
SALE OF COAST CITRUS DISTRIBUTORS
In April 2010, the company sold its 49% investment in Coast Citrus Distributors, Inc. for $18 million in cash, which approximated its carrying value. Prior to the sale, the company accounted for the investment using the equity method.
DISCONTINUED OPERATIONS
In August 2008, the company sold its subsidiary, Atlanta AG. In 2012 and 2010, the company recorded a loss from discontinued operations of $2 million and $3 million, respectively, related to new information about indemnification obligations for tax liabilities prior to the sale. In addition, approximately €6 million ($7 million) was received in 2010 related to consideration from the sale which had been held in escrow to secure any potential obligations of the company under the sale agreement. In the first quarter of 2013, the company settled remaining contingent consideration related to the sale in connection with extending the ripening and services agreement with the buyer.

Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Data (Unaudited)
Quarterly Financial Data (Unaudited)
The following quarterly financial data are unaudited, but in the opinion of management include all necessary adjustments for a fair presentation of the interim results. The company’s results are subject to significant seasonal variations and interim results are not indicative of the results of operations for the full fiscal year. The company’s results during the third and fourth quarters are generally weaker than in the first half of the year due to increased availability of competing fruits and resulting lower banana prices, as well as seasonally lower consumption of salads in the fourth quarter.
Per share results include the effect, if dilutive, of the assumed conversion of the Convertible Notes, options, warrants and other stock awards into common stock during the period presented. The effects of assumed conversions are determined independently for each respective quarter and year and may not be dilutive during every period due to variations in net income (loss) and average stock price. Therefore, the sum of quarterly per share results will not necessarily equal the per share results for the full year. For the quarters ended December 31, 2012, September 30, 2012 and March 31, 2012, the shares used to calculate diluted EPS would have been 47.0 million, 46.6 million and 46.5 million, respectively, if the company had generated net income. For the quarters ended December 31, 2011 and September 30, 2011, the shares used to calculate diluted EPS would have been 46.4 million and 46.3 million , respectively, if the company had generated net income.
As discussed in Note 1, the company revised the classification of certain ripening expenses during each quarter of 2012 and 2011. The company also corrected out of period adjustments in each quarter during 2012, which included $3 million and $2 million of income tax expense in the first and fourth quarters of 2012 primarily related to 2011; and $3 million of sales rebates in the fourth quarter of 2012 that was primarily related to the second quarter of 2012. These collective corrections had an insignificant effect on all affected annual and quarterly periods and line items based on a quantitative and qualitative evaluation.

2012 (In thousands, except per share amounts)	March 31	June 30	Sept. 30	Dec. 31
Net sales	$793,484	$833,165	$714,167	$737,521
Cost of sales	704,971	727,607	643,578	666,884
Gross profit	88,513	105,558	70,589	70,637
Operating income (loss)	(434)	17,597	(66,104)	(204,893)
Net income (loss)	(11,142)	5,508	(66,754)	(332,629)

Net income (loss) per common share — basic
Continuing Operations	(0.24)	0.12	(1.45)	(7.14)
Discontinued Operations	—	—	—	(0.04)
	(0.24)	0.12	(1.45)	(7.18)

Net income (loss) per common share — diluted
Continuing Operations	(0.24)	0.12	(1.45)	(7.14)
Discontinued Operations	—	—	—	(0.04)
	(0.24)	0.12	(1.45)	(7.18)

Common stock market price:
High	$10.37	$8.96	$7.96	$8.39
Low	8.04	4.66	4.75	6.61

2011 (In thousands, except per share amounts)	March 31	June 30	Sept. 30	Dec. 31
Net sales	$824,463	$870,351	$722,764	$721,718
Cost of sales	689,558	717,262	641,702	649,509
Gross profit	134,905	153,089	81,062	72,209
Operating income (loss)	42,200	13,846	(10,395)	(11,911)
Net income (loss)	24,202	77,775	(28,826)	(16,315)

Net income (loss) per common share — basic	0.53	1.71	(0.63)	(0.36)
Net income (loss) per common share — diluted	0.52	1.68	(0.63)	(0.36)

Common stock market price:
High	$17.19	$16.09	$13.37	$9.60
Low	13.71	12.01	8.34	7.64

Schedule I	12 Months Ended
Dec. 31, 2012
Condensed Financial Information of Parent Company Only Disclosure [Abstract]
Condensed Financial Information of Parent Company Only Disclosure
Condensed Balance Sheets

	December 31,
(In thousands)	2012	2011
ASSETS
Current assets:
Cash and equivalents	$2,601	$—
Other receivables	359	—
Other current assets	628	266
Total current assets	3,588	266
Investments in and accounts with subsidiaries	647,471	1,071,132
Other assets	18,919	23,332
Total assets	$669,978	$1,094,730
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Long-term debt due within one year	$—	$—
Accounts payable and accrued liabilities	15,363	15,354
Total current liabilities	15,363	15,354
Long-term debt:
7½% Senior Notes, due 2014	106,438	106,438
4.25% Convertible Notes, due 2016	153,082	143,367
Other liabilities	24,693	29,501
Total liabilities	299,576	294,660
Commitments and contingencies	—	—
Shareholders' equity	370,402	800,070
Total liabilities and shareholders' equity	$669,978	$1,094,730
Condensed Statements of Operations

(In thousands)	2012	2011	2010
Net sales	$—	$—	$—
Cost of Sales	(521)	—	—
Selling, general and administrative[1]	(52,400)	(47,529)	(53,363)
Equity in earnings (losses) of subsidiaries	(220,010)	(63,937)	163,413
Operating income (loss)	(272,931)	(111,466)	110,050
Interest expense	(27,167)	(39,702)	(43,010)
Interest expense to subsidiary	—	(8,917)	(11,030)
Dividend income from subsidiary	—	144,136	—
Other income (expense), net	320	(9,415)	(255)
Income (loss) before income taxes	(299,778)	(25,364)	55,755
Income tax (expense) benefit	(105,239)	82,200	1,600
Net income (loss)	$(405,017)	$56,836	$57,355
[1] Reclassifications were made for comparative purposes.

Condensed Statements of Comprehensive Income

(In thousands)	2012	2011	2010
Net income (loss)	$(405,017)	$56,836	$57,355
Other comprehensive income (loss), net of tax where applicable:
Change in fair value of available-for-sale investment	1,222	(224)	(126)
Other comprehensive income (loss) of investments in and accounts with subsidiaries	(33,437)	(8,526)	17,425
Comprehensive income (loss)	$(437,232)	$48,086	$74,654

Condensed Statements of Cash Flow

(In thousands)	2012	2011	2010
Cash flow from operations	$—	$—	$—
Available for sale investments sold	2,601	—	—
Cash flow from investing	2,601	—	—
Cash flow from financing	—	—	—
Change in cash and equivalents	2,601	—	—
Balance at beginning of period	—	—	—
Balance at end of period	$2,601	$—	$—
Notes to Condensed Financial Information of Registrant

1.
Generally, all cash is owned and managed by Chiquita Brands L.L.C. ("CBL"), the main operating subsidiary of the company, acting as agent for Chiquita Brands International, Inc. ("CBII"). In the fourth quarter of 2012, CBII established a bank account to facilitate selling an available for sale investment. The investment was sold in December 2012 and January 2013, after which the cash resulting from the sale was transferred to CBL and the bank account was closed.

2.	For purposes of these condensed financial statements, CBII's investments in its subsidiaries are accounted for by the equity method.

3.
In September 2006, the board of directors suspended the payment of dividends on CBII's common stock. Any future payments of such dividends would require approval of the board of directors. Many of the company's debt instruments, including the 7.875% Notes and the ABL Facility, which are described in Note 6 and 7 below, impose limitations on CBII's ability to pay dividends on its common stock.

4.
On February 12, 2008, CBII issued $200 million of 4.25% convertible senior notes due 2016 ("Convertible Notes") for approximately $194 million of net proceeds, which were used to repay subsidiary debt. The Convertible Notes pay interest semiannually at a rate of 4.25% per annum, beginning August 15, 2008. The Convertible Notes are unsecured, unsubordinated obligations of CBII and rank equally with other existing CBII debt and any other unsecured, unsubordinated indebtedness CBII may incur.

The Convertible Notes are convertible at an initial conversion rate of 44.5524 shares of common stock per $1,000 in principal amount of the Convertible Notes, equivalent to an initial conversion price of $22.45 per share of common stock. The conversion rate is subject to adjustment based on certain dilutive events.
Holders of the Convertible Notes may tender their notes for conversion between May 15 and August 14, 2016 without limitation. Prior to May 15, 2016, holders of the Convertible Notes may tender the notes for conversion only under certain circumstances, in accordance with their terms. Upon conversion, the Convertible Notes may be settled in shares, in cash or in any combination thereof at CBII's option, unless CBII makes an "irrevocable net share settlement election," in which case any Convertible Notes tendered for conversion will be settled with a cash amount equal to the principal portion together with shares of CBII's common stock to the extent that the obligation exceeds such principal portion. It is CBII's intent and policy to settle any conversion of the Convertible Notes as if it had elected to make the net share settlement in the manner set forth above. CBII initially reserved 11.8 million shares to cover conversions of the Convertible Notes.
Beginning February 19, 2014, CBII may call the Convertible Notes for redemption under certain circumstances relating to CBII's common stock trading price.
The company's Convertible Notes are required to be accounted for in two components: (i) a debt component included in "Long-term debt" recorded at the estimated fair value upon issuance of a similar debt instrument without the debt-for-equity conversion feature; and (ii) an equity component included in "Shareholders' equity" representing the estimated fair value of the conversion feature at the date of issuance. This separation results in the debt being carried at a discount compared to the principal. This discount is then accreted to the carrying value of the debt component using the effective interest rate method over the expected life of the Convertible Notes (through the maturity date). The effective interest rate on the debt component for each of the years ended December 31, 2012, 2011 and 2010 was 12.50%.
Debt and equity components of the Convertible Notes are as follows:

	December 31,
(In thousands)	2012	2011
Principal amount of debt component[1]	$200,000	$200,000
Unamortized discount	(46,918)	(56,633)
Net carrying amount of debt component	$153,082	$143,367

Equity component	$84,904	$84,904
Issuance costs and income taxes	(3,210)	(3,210)
Equity component, net of issuance costs and income taxes	$81,694	$81,694

[1]
As of December 31, 2012 and 2011, the Convertible Notes' "if-converted" value did not exceed their principal amount because the company's common stock price was below the conversion price of the Convertible Notes.

Interest expense related to the Convertible Notes was as follows:

	December 31,
(In thousands)	2012	2011	2010
4.25% coupon interest	$8,500	$8,500	$8,500
Amortization of deferred financing fees	469	469	469
Amortization of discount on the debt component	9,715	8,606	7,623
	$18,684	$17,575	$16,592

5.
In 2011, and in conjunction with entering into CBL's Credit Facility, CBII's 8 7/8% Senior Notes due in 2015 were retired through the purchase of $133 million in a tender offer at 103.333% of their par value and the call of the remaining $44 million for redemption at 102.958% of their par value. In December 2011, $50 million of its 7½% Senior Notes due 2014 were redeemed at the price of 101.250% of their par value (plus interest to the redemption date). (see Note 10 to the Consolidated Financial Statements included in Exhibit 13). These repurchased Senior Notes were held by CBL as permitted investments under the terms of its senior secured credit facility until 2011 when the repurchased Senior Notes were retired. Prior to 2011, the repurchased Senior Notes were included on the Condensed Balance Sheets as "Long-term debt due to subsidiary" with the related interest expense paid or due to CBL on the Condensed Statements of Operations as "Interest expense to subsidiary." These amounts are eliminated in consolidation in the Consolidated Financial Statements included in Exhibit 13. Amounts previously held by CBL, premiums and fees paid by CBL to retire the 8 7/8% Senior Notes and a portion of the 7½% Senior Notes were received by CBII as a dividend from CBL, which was permitted by CBL's senior secured credit facility and was not considered to be a fixed charge under CBL's financial maintenance covenants under that senior secured credit facility.

Schedule II	12 Months Ended
Dec. 31, 2012
Valuation and Qualifying Accounts [Abstract]
Schedule of Valuation and Qualifying Accounts Disclosure
SCHEDULE II – CONSOLIDATED ALLOWANCE FOR DOUBTFUL ACCOUNTS RECEIVABLE

(In thousands)	2012	2011	2010
Balance at beginning of period	$6,405	$9,497	$9,619
Additions:
Charged to costs and expenses	14,041	2,877	2,161
	14,041	2,877	2,161
Deductions:
Write-offs	1,736	5,102	1,651
Foreign exchange and other, net	(318)	867	632
	1,418	5,969	2,283
Balance at end of period	$19,028	$6,405	$9,497

SCHEDULE II – CONSOLIDATED CHANGE IN TAX VALUATION ALLOWANCE

(In thousands)	2012	2011	2010
Balance at beginning of period	$104,276	$202,943	$244,915
Additions:
U.S. net deferred tax assets	41,052	—	—
Valuation allowance	88,554	—	—
Foreign net deferred tax assets	14,937	1,031	—
Prior year U.S. NOL adjustments	387	773	558
	144,930	1,804	558
Deductions:
U.S. net deferred tax assets	—	5,368	13,876
Valuation allowance release	—	86,980	—
Foreign net deferred tax assets	—	—	18,529
Prior year foreign NOL adjustments	2,781	8,123	10,125
	2,781	100,471	42,530
Balance at end of period	$246,425	$104,276	$202,943

Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Schedule of New Accounting Pronouncements and Changes in Accounting Principles [Table Text Block]
New accounting standards that could significantly affect the company's Consolidated Financial Statements are summarized as follows:

Issue Date	Description	Effective Date for the Company	Effect on the Company’s Consolidated Financial Statements
February 2013	Requires reporting of significant reclassifications out of accumulated other comprehensive income on the face of the financial statements or in the notes.	Prospectively, beginning January 1, 2013; early adoption permitted.	Will expand disclosure.
July 2012
Amends the guidance on testing indefinite-lived intangible assets, other than goodwill, for impairment and permits the use of qualitative factors in determining whether it is likely that indefinite-lived intangible assets impairment exists.
		Prospectively, beginning January 1, 2013; early adoption permitted.	Because the measurement of a potential impairment loss has not changed, the amended standards will not have an effect on the company's Consolidated Financial Statements upon adoption in 2013.

CONSOLIDATION
CONSOLIDATION
The Consolidated Financial Statements include the accounts of Chiquita Brands International, Inc. ("CBII"), controlled majority-owned subsidiaries and any entities that are not majority-owned but require consolidation as a variable interest entity (collectively, "Chiquita" or the company). Intercompany balances and transactions have been eliminated.

USE OF ESTIMATES
USE OF ESTIMATES
The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States ("U.S. GAAP"), which require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Significant estimates are inherent in the preparation of the accompanying consolidated financial statements. Significant estimates are made in determining allowance for doubtful accounts for grower and trade receivables, sales incentives, reviews of carrying values of long-lived assets, fair value assessments, goodwill and intangible asset valuations, pension and severance plans, income taxes and contingencies. Actual results could differ from these estimates.

CASH AND EQUIVALENTS	CASH AND EQUIVALENTS Cash and equivalents include cash and highly liquid investments with a maturity of three months or less at the time of purchase.
TRADE RECEIVABLES
TRADE RECEIVABLES
Trade receivables less allowances reflect the net realizable value of the receivables, and approximate fair value. The company generally does not require collateral or other security to support trade receivables subject to credit risk. To reduce credit risk, the company performs credit investigations prior to establishing customer credit limits and reviews customer credit profiles on an ongoing basis. Allowances against the trade receivables are established based on the company's knowledge of customers' financial condition, historical loss experience and account payment status compared to invoice payment terms. Allowances are recorded and charged to expense when an account is deemed to be uncollectible. Recoveries of trade receivables previously reserved in the allowance are credited to income.

FINANCE RECEIVABLES
FINANCE RECEIVABLES
The company includes finance receivables in the Consolidated Balance Sheets net of allowances, with current portions included in "Other receivables, net" and long-term portions included in "Investments and other assets, net." The largest components of finance receivables are seasonal grower advances and seller financing from prior sales of certain subsidiaries. Seasonal grower advances made to qualified growers of other produce are non-interest bearing, usually short-term in nature and are generally collected as the other produce is harvested and sold. The company generally requires property liens and pledges of the season's produce as collateral to support the advances. If sales of the season's produce do not result in full repayment of the advance, the company may exercise the collateral provisions or renegotiate terms, including interest, to collect the remaining balance. Terms of seller financing are typically based on the earnings power of the business that was sold.
Allowances are established when the company determines it is probable that the grower will be unable to repay the advance based on the company's knowledge of the grower's financial condition and the company's historical loss experience. Allowances are measured for each individual finance receivable using quantitative and qualitative factors, considering the value of any collateral securing the seller financing or grower advance. Interest receivable on overdue or renegotiated seller financing or grower advances is placed into nonaccrual status when collectibility becomes uncertain. Collectibility is assessed at the end of each reporting period and write-offs are recorded only when collection efforts have been abandoned. Recoveries of other receivables previously reserved in the allowance are credited to income.

INVENTORIES
INVENTORIES
Inventories are valued at the lower of cost or market. Cost for banana growing crops and banana inventories is determined on the "last-in, first-out" (LIFO) basis. Cost for other inventory categories, including other fresh produce and value-added salads, is determined on the "first-in, first-out" (FIFO) or average cost basis. Banana and other fresh produce inventories represent costs associated with boxed bananas and other fresh produce not yet sold. Growing crop inventories primarily represent the costs associated with growing banana plants on company-owned farms or growing lettuce on third-party farms where the company bears substantially all of the growing risk. Materials and supplies primarily represent growing and packaging supplies maintained on company-owned farms or in production plants and warehouses. Inventory costs are comprised of the purchase and transportation cost plus production labor and overhead.

INVESTMENTS
INVESTMENTS
Investments representing non-controlling interests are accounted for by the equity method when the company has the ability to exercise significant influence over the investees' operations. Investments that the company does not have the ability to significantly influence are valued at cost. Publicly traded investments that the company does not have the ability to significantly influence are accounted for as available-for-sale securities at fair value. Unrealized holding gains or losses on available-for-sale securities are excluded from operating results and are recognized in shareholders' equity (accumulated other comprehensive income) until realized. The company assesses any declines in the fair value of individual investments to determine whether such declines are other-than-temporary and whether the investments are impaired.

PROPERTY, PLANT AND EQUIPMENT
PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment are stated at cost, and except for land, are depreciated on a straight-line basis over their estimated remaining useful lives. The company generally uses 5 to 30 years for cultivations, 10 to 40 years for buildings and improvements, and 3 to 15 years for machinery and equipment. Cultivations represent the costs to plant and care for banana plants until such time that the root system can support commercial quantities of fruit, as well as the costs to build levees, drainage canals and other farm infrastructure to support the banana plants. When assets are retired or otherwise disposed of, the costs and related accumulated depreciation are removed from the accounts. The difference between the net book value of the asset and the proceeds from disposition is recognized as a gain or loss. Routine maintenance and repairs are charged to expense as incurred, while costs of betterments and renewals are capitalized. The company reviews the carrying value of its property, plant and equipment when impairment indicators are noted.

GOODWILL, TRADEMARKS AND INTANGIBLE ASSETS
GOODWILL, TRADEMARKS AND INTANGIBLE ASSETS
Impairment reviews comparing fair value to carrying value are highly judgmental and involve the use of significant estimates and assumptions, which determine whether there is potential impairment and the amount of any impairment charge recorded. Fair value assessments involve estimates of discounted cash flows that are dependent upon discount rates and long-term assumptions regarding future sales and margin trends, market conditions and cash flow. Actual results may differ from these estimates. Fair value measurements used in the impairment reviews of goodwill and intangible assets are Level 3 measurements, as described in Note 12. See further information about the company's policy for fair value measurements below under "Fair Value Measurements" and in Note 12.
A significant portion of the company's goodwill, trademarks and intangible assets relate to the company's salad operations, Fresh Express. Due to lower operating performance of retail value-added salad business, lower retail value-added salad volumes, lower perceived valuation multiples in the packaged salad industry and continuing demand for private label versus branded products, the 2012 analyses resulted in a $157 million ($157 million after-tax) impairment charge to goodwill and a $23 million ($14 million after-tax) impairment charge to the Fresh Express trademark. The company also fully impaired goodwill related to a non-core business in 2012, resulting in $2 million of additional goodwill impairment charges.
Goodwill. Goodwill is reviewed for impairment each fourth quarter, or more frequently if circumstances indicate the possibility of impairment. The 2011 and 2010 reviews did not indicate impairment; however impairment charges resulted from the 2012 review.
The first step of the impairment review compares the fair value of the Fresh Express reporting unit to the carrying value. Consistent with prior impairment reviews, the company estimated the fair value of the reporting unit using a combination of: (i) a market approach based on multiples of revenue and earnings before interest, taxes, depreciation and amortization ("EBITDA") from recent comparable transactions and other market data; and (ii) an income approach based on expected future cash flows discounted at 13.0%, 9.7% and 9.6% in 2012, 2011 and 2010, respectively. The increase in the discount rate for the 2012 analysis reflects the additional industry-specific risk corresponding to the lower perceived revenue and EBITDA multiples for the packaged salad industry. The market approach and the income approach were weighted equally based on judgment of the comparability of the recent transactions and the risks inherent in estimating future cash flows. Management considered recent economic and industry trends, as well as risk in executing its current plans in estimating Fresh Express' expected future cash flows in the income approach. In 2012, the first step of the impairment analysis indicated impairment, which was measured in the second step. In 2011 and 2010, the first step did not indicate impairment because the estimated fair value of the Fresh Express reporting unit was greater than its carrying value; therefore, the second step was not required. In addition, no events or changes in circumstances occurred in 2012, 2011 or 2010 that required impairment testing in between annual tests.
The second step measures the implied value of goodwill by subtracting the fair value of the Fresh Express reporting unit's assets and liabilities, including intangible assets, from the fair value of Fresh Express as estimated in step 1. The 2012 goodwill impairment charge was measured as the difference between the implied value of goodwill and the carrying value.
Significant assumptions used to estimate the fair value of the Fresh Express reporting unit include estimates of future cash flows, discount rate and multiples of revenue and EBITDA. These assumptions are typically not considered individually because assumptions used to select one variable should also be considered when selecting other variables; however, sensitivity of the overall fair value assessment to each significant variable is also considered. In the 2011 and 2010 analyses, reasonably possible fluctuations in the discount rate, cash flows or market multiples did not indicate impairment. In 2011 and 2010, management also considered the operation of the business in several possible business environments; in each case management assumed that Fresh Express would be able to recapture increases in commodity costs affecting the industry, such as increases in transportation or raw product costs. In the 2012 analysis, a 1.0 percentage point increase in the selected discount rate would have resulted in $8 million of additional impairment, and a 5% decrease in the selected multiples of revenue and EBITDA would have resulted in $10 million of additional impairment.
Trademarks. Trademarks are indefinite-lived intangible assets that are not amortized and are also reviewed each fourth quarter, or more frequently if circumstances indicate the possibility of impairment. In addition, no events or changes in circumstances occurred in 2012, 2011 or 2010 that required impairment testing in between annual tests. The review compares the estimated fair values of the trademarks to the carrying values. The 2011 and 2010 reviews did not indicate impairment because the estimated fair values were greater than the carrying values. As noted above, the 2012 review resulted in an impairment charge to the Fresh Express trademark. Consistent with prior reviews, the company estimated the fair values of the trademarks using the relief-from-royalty method. The relief-from-royalty method estimates the royalty expense that is avoided as a result of owning the respective trademarks. The royalty savings are measured by applying a royalty rate to projected sales to estimate cash flows attributable to the trademark then converting those cash flows (after-tax) to a present value using a discount rate that considers the risk associated with owning the trademarks. Royalty rates are selected based on recent available data for similar trademark license arrangements as well as assessments of the cash flows from the business activities related to the trademark.
For the Chiquita trademark, the company assumed royalty rates of 2.5%, 3.0% and 3.0% and discount rates of 11.0%, 11.3% and 11.1% in the 2012, 2011 and 2010 impairment analyses, respectively. The fair value estimate is most sensitive to the royalty rate but reasonably possible fluctuations in both the royalty rates and the discount rates for both the Chiquita trademarks also did not indicate impairment.
For the Fresh Express trademarks, the company assumed royalty rates of 1.0%, 3.0% and 3.0% and discount rates of 13.0%, 11.3% and 11.1% in the 2012, 2011 and 2010 impairment analyses, respectively. A 0.5 percentage point decrease in the selected royalty rate in the 2012 analysis would have resulted in $18 million of additional impairment and a 1.0 percentage point increase in the selected discount rate would have resulted in an additional $3 million of impairment. At the time of the 2011 and 2010 analyses, reasonably possible fluctuations in the selected royalty rate or the selected discount rate did not indicate impairment.
Other Intangible Assets. The company's intangible assets with definite lives consist of customer relationships and patented technology primarily related to Fresh Express. These assets are amortized on a straight-line basis (which approximates the attrition method) over their estimated remaining lives. The weighted average remaining lives of the Fresh Express customer relationships and patented technology are 11 years and 9 years, respectively. As amortizable intangible assets, the company reviews the carrying value only when impairment indicators are present, by comparing (i) estimates of undiscounted future cash flows, before interest charges, included in the company's operating plans versus (ii) the carrying values of the related assets. Tests are performed over asset groups at the lowest level of identifiable cash flows. No impairment indicators existed in 2011 or 2010. The failure of step 1 of the goodwill impairment analysis was an impairment indicator in 2012, but the undiscounted cash flows associated with the other intangible assets were greater than the carrying value, and therefore, no impairment was present.

REVENUE RECOGNITION
REVENUE RECOGNITION
The company records revenue when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the price to the customer is fixed or determinable, and collectibility is reasonably assured. This generally occurs when the product is delivered to, and title to the product passes to, the customer.

SALES INCENTIVES
SALES INCENTIVES
The company, primarily in its Salads and Healthy Snacks segment and also in its Bananas segment in certain countries, offers sales incentives to its customers and to consumers. These incentives primarily consist of volume-related rebates, placement fees (fees paid to retailers for product display), consumer coupons and promotional discounts. Consideration given to customers and consumers related to sales incentives is recorded as a reduction of "Net sales" in the Consolidated Statements of Income. Changes in the estimated amount of incentives to be paid are treated as changes in estimates and are recognized in the period of change.

ADVERTISING AND PROMOTION EXPENSE
ADVERTISING AND PROMOTION EXPENSE
Advertising and promotion expense are included in "Selling, general and administrative" and was $27 million, $56 million and $58 million for the years ended December 31, 2012, 2011 and 2010, respectively. Television advertising costs related to production are expensed the first time an ad airs in each market and the cost of advertising time is expensed over the advertising period. Other types of advertising and promotion are expensed over the advertising or promotion period.

SHIPPING AND HANDLING FEES AND COSTS
SHIPPING AND HANDLING FEES AND COSTS
Shipping and handling fees billed to customers are included in "Net sales" and shipping and handling costs are recorded in "Cost of sales" in the Consolidated Statements of Income.

VALUE ADDED TAXES
VALUE ADDED TAXES
Value added taxes ("VAT") that are collected from customers and remitted to taxing authorities in applicable jurisdictions are excluded from sales and cost of sales. Receivables result from filing for refunds of VAT paid to various governments and liabilities result from collections that have not yet been remitted to taxing authorities. As of December 31, 2012 and 2011, the company had $39 million and $36 million, respectively, of VAT receivables classified in "Other receivables, net," and $2 million and $2 million, respectively, classified in "Investments and other assets, net" in addition to $7 million and less than $1 million, respectively, of VAT liabilities classified in "Accounts payable."

LEASES
LEASES
Leases are evaluated at inception or upon any subsequent material modification for treatment as either capital or operating, depending on the terms of each lease. For operating leases that contain built-in pre-determined rent escalations, rent holidays or rent concessions, rent expense is recognized on a straight-line basis over the life of the lease.

STOCK-BASED COMPENSATION
STOCK-BASED COMPENSATION
The company's share-based awards include restricted stock units ("RSU"), a Long-Term Incentive Program ("LTIP") and stock options. RSU awards generally vest over four years, and prior to vesting, shares are not issued and grantees are not eligible to vote or receive dividends on the restricted stock units. RSU awards are equity-classified and the fair value of these awards is determined at the grant date and expensed over the period from the grant date to the date the employee is no longer required to provide service to earn the award, which could be immediately in the case of retirement-eligible employees.
Certain executive level employees participate in the LTIP, where awards are intended to be performance-based compensation as defined in Section 162(m) of the Internal Revenue Code. The LTIP allows for awards to be issued at the end of each three-year performance period. Prior to the 2011-2013 performance period, one-half of each LTIP award was based on the company's achievement of cumulative earnings per share targets ("EPS awards"), and the other half was based on the company's achievement of total shareholder return relative to peer companies ("TSR awards"). For the 2011-2013 and 2012-2014 performance periods, 20% is a TSR award, 40% is an EPS award and 40% is based on the company's achievement of a free cash flow target ("FCF award"). The value of TSR awards is based on a Monte Carlo simulation at the measurement date. The value of EPS and FCF awards is based on the share price at the measurement date and an estimate of the expected number of shares to be issued.
In 2010, the LTIP was modified to allow a portion of the awards to be paid in cash in an amount substantially equal to the estimated tax liability triggered by such awards. LTIP awards outstanding in 2010 were modified, which changed them to liability-classified awards from equity-classified awards. Both liability-classified and equity-classified awards recognize the fair value of the award ratably over the performance period; however, equity-classified awards only measure the fair value at the grant date, whereas liability-classified awards measure the fair value at each reporting date, with changes in the fair value of the award cumulatively adjusted through expense each period. For modified awards, expense is recognized at the greater of the equity-method or the liability-method. At December 31, 2012, the expense for the modified LTIP awards was measured under the equity classification, as the original equity value of the awards is higher than the current value. The LTIP awards for the 2011-2013 and 2012-2014 performance periods have been liability-classified since their respective grant dates.

CONTINGENT LIABILITIES
CONTINGENT LIABILITIES
Each period, the company reviews the status of each claim and legal proceeding and assesses the potential financial exposure. This is coordinated with information obtained from external and internal counsel. If the potential loss from any claim or legal proceeding is probable and the amount can be reasonably estimated, the company accrues a liability for the estimated loss. To the extent the amount of a probable loss is estimable only by reference to a range of equally likely outcomes, and no amount within the range appears to be a better estimate than any other amount, the company accrues the low end of the range. Management makes judgments related to accruals based on the best information available at the time, which may be based on estimates and assumptions, including those that depend on external factors beyond the company's control. As additional information becomes available, the company reassesses and may revise estimates for the potential liabilities related to pending claims and litigation. Legal costs are expensed as incurred.

INCOME TAXES
INCOME TAXES
The company is subject to income taxes in both the United States and numerous foreign jurisdictions. Income tax expense or benefit is provided for using the asset and liability method. Deferred income taxes are recognized at currently enacted tax rates for the expected future tax consequences attributable to temporary differences between amounts reported for income tax purposes and financial reporting purposes. Deferred taxes are not provided for the undistributed earnings of subsidiaries operating outside the U.S. that have been permanently reinvested in foreign operations.
The company regularly reviews all deferred tax assets on a tax filer and jurisdictional basis to estimate whether these assets are more likely than not to be realized based on all available evidence. This evidence includes historical taxable income, projected future taxable income, the expected timing of the reversal of existing temporary differences and the implementation of tax planning strategies and projected future taxable income. The weight given to the positive and negative evidence is commensurate with the extent to which the evidence is objectively verified. The expected timing of the reversals of existing temporary differences is based on current tax law and the company's tax methods of accounting. Projected future taxable income is based on expected results and assumptions as to the jurisdiction in which the income will be earned. The expected timing of the reversals of existing temporary differences is based on current tax law and the company's tax methods of accounting. Unless deferred tax assets are more likely than not to be realized, a valuation allowance is established to reduce the carrying value of the deferred tax asset until such time that realization becomes more likely than not. Increases and decreases in these valuation allowances are included in "Income tax expense (benefit)" in the Consolidated Statements of Income.
In the ordinary course of business, there are many transactions and calculations where the ultimate income tax determination is uncertain. The evaluation of a tax position is a two-step process. The first step is to evaluate the uncertain tax position for recognition by determining if the weight of available evidence indicates that it is "more-likely-than-not" that a tax position, including resolution of any related appeals or litigation, will be sustained upon examination based on its technical merits. If the recognition criterion is met, the second step is to measure the income tax benefit to be realized. Tax positions or portions of tax positions that do not meet the recognition and realization criteria are de-recognized by recording reserves. The company establishes reserves for income tax-related uncertainties based on estimates of whether, and the extent to which, additional taxes, penalties and interest could be due. Provisions for and changes to these reserves, as well as the related net interest and penalties, are included in "Income tax expense (benefit)" in the Consolidated Statements of Income. Significant judgment is required in evaluating tax positions and determining the company's provision for income taxes. The company regularly reviews its tax positions, and the reserves are adjusted in light of changing facts and circumstances, such as the resolution of outstanding tax audits or contingencies in various jurisdictions and the expiration of statutes of limitations.

EARNINGS PER SHARE
EARNINGS PER SHARE
Basic earnings per share are calculated on the basis of the weighted average number of common shares outstanding during the year. Diluted earnings per share is calculated on the basis of the sum of the weighted average number of common shares outstanding during the year and the dilutive effect of the assumed conversion to common stock of the 4.25% convertible senior notes and the exercise or vesting of options and other stock awards using the treasury stock method. The assumed conversion to common stock of securities that would, on an individual basis, have an anti-dilutive effect on diluted earnings per share is not included in the diluted earnings per share computation.

CURRENCY TRANSLATION ADJUSTMENT
CURRENCY TRANSLATION ADJUSTMENT
The company primarily uses the U.S. dollar as its functional currency, and monetary assets denominated in other than U.S. dollars are remeasured at the balance sheet date with related transaction gains and losses recognized currently in earnings. Certain smaller subsidiaries have functional currencies other than the U.S. dollar.

HEDGING
HEDGING
The company is exposed to currency exchange risk, most significantly from the value of the euro and its effect on the amount of euro net sales from the conversion of euro-denominated sales into U.S. dollars. The company is also exposed to price risk on purchases of bunker fuel used in its ocean shipping operations. The company may reduce these risks by purchasing derivatives, such as options and forward contracts. When purchasing derivatives, the company identifies a "forecasted hedged transaction," which is a specific future transaction (e.g., the purchase of fuel or exchange of currency in a specific future period), and designates the risk associated with the forecasted hedged transaction that the derivative will mitigate. The fair value of all derivatives is recognized in the Consolidated Balance Sheets. Gains and losses from changes in fair value of derivatives are recognized in net income in the current period if a derivative does not qualify for, or is not designated for, hedge accounting.
Most of the company's derivatives qualify for hedge accounting as cash flow hedges. The company formally documents all relationships between derivatives and the forecasted hedged transactions, including the company's risk management objective and strategy for undertaking various hedge transactions. To the extent that a derivative is effective in offsetting the designated risk exposure of the forecasted hedged transaction, gains and losses are deferred in accumulated other comprehensive income ("AOCI") in the Consolidated Balance Sheets until the respective forecasted hedged transaction occurs, at which point any gain or loss is recognized in net income. Gains or losses on effective hedges that have been terminated prior to maturity are also deferred in AOCI until the forecasted hedged transactions occur. For the ineffective portion of the hedge, gains or losses are reflected in net income in the current period. Ineffectiveness is caused by an imperfect correlation of the change in fair value of the derivative and the risk that is hedged.
The earnings effect of the derivatives is recorded in "Net sales" for currency hedges and in "Cost of sales" for fuel hedges. The company does not hold or issue derivative financial instruments for speculative purposes. See Note 11 for additional description of the company's hedging activities.

FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS
The company carries financial assets and financial liabilities at fair value, as further described in Note 12, but did not elect to carry nonfinancial assets and nonfinancial liabilities at fair value. Fair value measurements of nonfinancial assets and nonfinancial liabilities are primarily used in goodwill and other intangible asset impairment reviews and in the valuation of assets held for sale. Fair value standards provide a framework for measuring fair value, which prioritizes the use of observable inputs in measuring fair value. Fair value is the price to hypothetically sell an asset or transfer a liability in an orderly manner in the principal market for that asset or liability. The standards address valuation techniques used to measure fair value including the market approach, the income approach and the cost approach. The market approach uses prices or relevant information generated by market transactions involving identical or comparable assets or liabilities. The income approach involves converting future cash flows to a single present value, with the fair value measurement based on current market expectations about those future cash flows. The cost approach is based on the amount that currently would be required to replace the service capacity of the asset. See further information related to fair value measurements above under "Goodwill, Trademarks and Intangible Assets" and in Notes 12 and 14.

PENSION AND TROPICAL SEVERANCE PLANS
PENSION AND TROPICAL SEVERANCE PLANS
The company records the underfunded status of the defined benefit postretirement plan and tropical severance plans as a liability on the Consolidated Balance Sheets, recognizes changes in the funded status in AOCI in the year in which the changes occur, and measures the plan assets and obligations that determine the funded status as of the end of the fiscal year. Significant assumptions used in the actuarial calculation of the liabilities and expense related to the company's defined benefit and foreign pension and severance plans include the discount rate, long-term rate of compensation increase and the long-term rate of return on plan assets. For domestic plans, the company uses a discount rate based on a yield curve which uses the plans' expected payouts combined with a large population of high quality, fixed income investments in the U.S. that are appropriate for the expected timing of the plans' payments. For foreign plans, the company uses a discount rate based on the 10-year U.S. Treasury rate adjusted to reflect local inflation rates in those countries.

Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Schedule of Earnings Per Share, Basic and Diluted
Basic and diluted earnings per common share ("EPS") are calculated as follows:

(In thousands, except per share amounts)	2012	2011	2010
Income (loss) from continuing operations	$(403,034)	$56,836	$60,623
Loss from discontinued operations	(1,983)	—	(3,268)
Net income (loss)	$(405,017)	$56,836	$57,355

Weighted average common shares outstanding (used to calculate basic EPS)	46,059	45,541	45,003
Stock options and other stock awards	—	745	847
Weighted average common shares outstanding (used to calculate diluted EPS)	46,059	46,286	45,850

Continuing operations	$(8.75)	$1.25	$1.34
Discontinued operations	(0.04)	—	(0.07)
Earnings (loss) per common share – basic	$(8.79)	$1.25	$1.27

Continuing operations	$(8.75)	$1.23	$1.32
Discontinued operations	(0.04)	—	(0.07)
Earnings (loss) per common share – diluted	$(8.79)	$1.23	$1.25

Restructuring and Relocation (Tables)	12 Months Ended
Dec. 31, 2012
Restructuring and Related Activities [Abstract]
Schedule of Restructuring Reserve by Type of Cost
A reconciliation of the accrual for the restructuring activities ($4 million included in "Accrued liabilities" and $3 million included in "Other liabilities" in the Consolidated Balance Sheet at December 31, 2012) is as follows:

(In thousands)	Severance
December 31, 2011	$—
Severance expense	10,591
Amounts paid	(3,591)
December 31, 2012	$7,000

Schedule of Restructuring and Related Costs
A reconciliation of the accrual for the relocation that is included in "Accrued liabilities" is as follows:

(In thousands)	One-Time Termination Costs	Relocation, Recruiting and Other Costs	Total Exit Costs	Other Relocation Costs	Total
December 31, 2010	$—	$—	$—	$—	$—
Amounts expensed	5,303	265	5,568	284	5,852
Amounts paid	—	(21)	(21)	(176)	(197)
December 31, 2011	$5,303	$244	$5,547	$108	$5,655
Amounts expensed	2,527	13,129	15,656	4,048	19,704
Amounts paid	(5,799)	(12,295)	(18,094)	(4,238)	(22,332)
December 31, 2012	$2,031	$1,078	$3,109	$(82)	$3,027

Trade and Finance Receivables (Tables)	12 Months Ended
Dec. 31, 2012
Receivables [Abstract]
Schedule of Accounts, Notes, Loans and Financing Receivable
Finance receivables were as follows:

	December 31,
	2012		2011
(In thousands)	Grower Receivables	Seller Financing	Grower Receivables	Seller Financing
Gross receivable	$41,008	$30,523	$46,188	$35,021
Reserve	(36,854)	—	(37,519)	—
Net receivable	$4,154	$30,523	$8,669	$35,021

Current portion, net	$4,154	$3,691	$8,669	$4,771
Long-term portion, net	—	26,832	—	30,250
Net receivable	$4,154	$30,523	$8,669	$35,021

Activity in the finance receivable reserve is as follows:

(In thousands)	2012	2011
Reserve at beginning of year	$37,519	$4,552
Charged to costs and expenses	933	33,401
Recoveries	(1,597)	(435)
Foreign exchange and other	(1)	1
Reserve at end of year	$36,854	$37,519

Inventories (Tables)	12 Months Ended
Dec. 31, 2012
Inventory, Net [Abstract]
Schedule of Inventory	Inventories consist of the following:

	December 31,
(In thousands)	2012	2011
Finished goods	$74,246	$91,595
Growing crops	79,046	72,382
Raw materials, supplies and other	66,749	74,302
	$220,041	$238,279

Property, Plant and Equipment (Tables)	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Schedule of Property, Plant and Equipment
Property, plant and equipment consist of the following:

	December 31,
(In thousands)	2012	2011
Land	$40,810	$41,107
Buildings and improvements	183,068	170,052
Machinery, equipment and other	416,814	380,785
Containers	13,404	8,992
Cultivations	63,956	59,175
	718,052	660,111
Accumulated depreciation	(381,833)	(337,036)
	336,219	323,075
Construction in progress	59,080	46,612
	$395,299	$369,687

Equity Method Investments (Tables)	12 Months Ended
Dec. 31, 2012
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investment, Summarized Financial Information
Summarized financial information for the company's equity method investments is as follows:

	Years ended December 31,
(In thousands)	2012	2011	2010
Revenue	$33,713	$43,287	$128,166
Gross profit	10,597	11,530	23,617
Net loss	(39,014)	(12,824)	(8,114)
	December 31,
(In thousands)	2012	2011
Current assets	$6,568	$7,529
Total assets	29,254	48,998
Current liabilities	51,968	6,609
Total liabilities	53,490	8,397

Goodwill, Trademarks and Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Schedule of Goodwill
Activity related to goodwill is as follows:

(In thousands)	Gross Goodwill	Accumulated Impairment	Net Carrying Value
Balance at December 31, 2010	$551,879	$(375,295)	$176,584
Additions from business acquisitions	—	—	—
Impairment charges	—	—	—
Balance at December 31, 2011	$551,879	$(375,295)	$176,584
Additions from business acquisitions	395	—	395
Impairment charges	—	(158,884)	(158,884)
Balance at December 31, 2012	$552,274	$(534,179)	$18,095

Summary of Acitivity Related to Trademarks
Activity related to trademarks is as follows:

	Chiquita Trademarks		Fresh Express Trademarks
(In thousands)	Gross Trademarks	Accumulated Impairment	Gross Trademarks	Accumulated Impairment	Net Trademarks
Balance at December 31, 2010	$387,585	$—	$61,500	$—	$449,085
Impairment charges	—	—	—	—	—
Balance at December 31, 2011	$387,585	$—	$61,500	$—	$449,085
Impairment charges	—	—	—	(23,000)	(23,000)
Balance at December 31, 2012	$387,585	$—	$61,500	$(23,000)	$426,085

Schedule of Finite-lived Intangible Assets
The company's other intangible assets are also primarily related to Fresh Express and are amortizable (definite-lived). Other intangible assets consist of the following:

	December 31,
(In thousands)	2012	2011
Amortized intangible assets:
Customer relationships	$110,000	$110,000
Patented technology	55,123	55,123
	165,123	165,123
Accumulated amortization:
Customer relationships	(44,539)	(38,383)
Patented technology	(24,305)	(21,043)
	(68,844)	(59,426)
Other intangible assets, net	$96,279	$105,697

Accounts Payable and Accrued Liabilities (Tables)	12 Months Ended
Dec. 31, 2012
Payables and Accruals [Abstract]
Schedule of Accounts Payable and Accrued Liabilities
Accounts payable and accrued liabilities consist of the following:

	December 31,
(In thousands)	2012	2011
Accounts payable:
Trade	$243,745	$223,465
Other	30,879	28,107
	$274,624	$251,572
Accrued liabilities:
Payroll and employee benefit costs	$48,148	$54,099
Other	92,552	60,880
	$140,700	$114,979

Debt (Tables)	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Redemption price percentage by period [Table Text Block]
CBII and CBL may also redeem the 7.875% Notes as follows:

If redeemed during the 12-month period commencing February 1,	Redemption Price
2016	105.906%
2017	103.938%
2018	101.969%
2019 and thereafter	100.000%

Schedule of Carrying Values and Estimated Fair Values of Debt Instruments
Debt as of the balance sheet dates consists of the following:

	December 31, 2012		December 31, 2011
	Carrying	Estimated	Carrying	Estimated
(In thousands)	Value	Fair Value	Value	Fair Value
Parent company[1]:
7½% Senior Notes due 2014	$106,438	$106,000	$106,438	$107,000
4.25% Convertible Senior Notes due 2016	153,082	174,000	143,367	172,000
Subsidiaries[2]:
Credit Facility Revolving Loan	40,000	38,000	—	—
Credit Facility Term Loan	305,250	296,000	321,750	321,000
Other	755	700	924	900
Less current portion	(65,008)		(16,774)
Total long-term debt	$540,517		$555,705

[1]
The fair value of the parent company debt is based on observable inputs, which include quoted prices for similar assets or liabilities in an active market and market-corroborated inputs (Level 2). See also Note 12 for discussion of fair value.

[2]
Credit facilities and other subsidiary debt may be traded on the secondary loan market, and the fair value of the Term Loan is based on either the last available trading price, if recent, or trading prices of comparable debt (Level 3). See also Note 12 for discussion of fair value.

Schedule of Maturities of Long-term Debt	Debt maturities are as follows:

(In thousands)
2013	$65,008
2014	139,671
2015	33,224
2016	414,528
2017	12
Later years	—

Schedule of the Financial Maintenance Covenants During the Covenant Amendment Period
During the Covenant Amendment Period, the financial maintenance covenants are as follows:

Period(s) Ending	CBL Leverage Ratio no higher than:
Fiscal quarters ending 6/30/2012 - 12/31/2012	6.50x
Fiscal quarter ending 3/31/2013	5.75x
Fiscal quarter ending 6/30/2013	4.50x
Fiscal quarter ending 9/30/2013	4.00x
Fiscal quarter ending 12/31/2013 and the end of any fiscal quarter ended thereafter	3.50x

Period(s) Ending	Fixed Charge Coverage Ratio at least:
Fiscal quarters ending 6/30/2012 - 6/30/2013	1.00x
Fiscal quarter ending 9/30/2013 and the end of any fiscal quarter ended thereafter	1.15x

Carrying Amounts of Convertible Debt and Equity Components
The carrying amounts of the debt and equity components of the Convertible Notes are as follows:

	December 31,
(In thousands)	2012	2011
Principal amount of debt component[1]	$200,000	$200,000
Unamortized discount	(46,918)	(56,633)
Net carrying amount of debt component	$153,082	$143,367

Equity component	$84,904	$84,904
Issuance costs and income taxes	(3,210)	(3,210)
Equity component, net of issuance costs and income taxes	$81,694	$81,694

[1]
As of December 31, 2012 and 2011, the Convertible Notes' “if-converted” value did not exceed their principal amount because the company's common stock price was below the conversion price of the Convertible Notes.

Convertible Notes Interest Expense
The interest expense related to the Convertible Notes was as follows:

	December 31,
(In thousands)	2012	2011	2010
4.25% coupon interest	$8,500	$8,500	$8,500
Amortization of deferred financing fees	469	469	469
Amortization of discount on the debt component	9,715	8,606	7,623
	$18,684	$17,575	$16,592

Hedging (Tables)	12 Months Ended
Dec. 31, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Foreign Currency Derivatives not designated as hedges
These 30-day euro forward contracts are not designated as hedging instruments, and gains and losses on these forward contracts are recognized currently in "Cost of sales."

	Year ended December 31,
(In thousands)	2012	2011	2010
Gains (losses) on 30-day euro forward contracts	$(2,812)	$4,267	$8,437
Gains (losses) from fluctuations in the value of the net monetary assets exposed to euro exchange rates	(2,187)	(13,115)	(11,137)

Schedule of Derivative Instruments
At December 31, 2012, the company's hedge portfolio was comprised of the following outstanding positions:

	Notional Amount	Contract Average Rate/Price	Settlement Period
Derivatives designated as hedging instruments:
Currency derivatives:
Purchased euro put options	€212 million	$1.20/€	2013
Sold euro call options	€212 million	$1.28/€	2013
Average rate forward contracts	€148 million	$1.23/€	2013

3.5% Rotterdam Barge/Singapore 180 fuel derivatives:
Bunker fuel forward contracts[1]	76,701 mt	$497/mt	2013
Bunker fuel forward contracts[1]	108,416 mt	$587/mt	2014
Bunker fuel forward contracts	74,640 mt	$564/mt	2015

Derivatives not designated as hedging instruments:
30-day euro forward contracts	€50 million	$1.32/€	January 2013

[1]
As described in the paragraph above, new cash flow hedge relationships were established for certain bunker fuel forward contracts in 2011. These changes result in hedge rates for accounting purposes that are different from those in the hedge contract terms.

Tabular disclosure of fair value of derivative assets and liabilities
Activity related to the company's derivative assets and liabilities designated as hedging instruments is as follows:

(In thousands)	Currency Hedge Portfolio	Bunker Fuel Forward Contracts
Balance at December 31, 2010	$293	$27,314
Realized (gains) losses included in net income	(501)	(37,019)
Purchases (sales), net[1]	5,013	(10,296)
Changes in fair value	427	34,755
Balance at December 31, 2011	$5,232	$14,754
Realized (gains) losses included in net income	(651)	(16,053)
Purchases (sales), net[1]	850	—
Changes in fair value	(28,646)	9,871
Balance at December 31, 2012	$(23,215)	$8,572

[1]
Purchases (sales) represent the cash premiums paid upon the purchase of euro put options or received upon the sale of euro call options and sales of bunker fuel forward contracts prior to their expiration. Bunker fuel forward contracts require no up-front cash payment and have an initial fair value of zero; settlements on the forward contracts (swaps) occur upon their maturity.

Tabular disclosure of the estimated amount of deferred net gains (losses)
Deferred net gains (losses) in "Accumulated other comprehensive income (loss)" at December 31, 2012 are expected to be reclassified into income as follows:
(In thousands)

Expected Period of Recognition	Currency Hedge Portfolio	Bunker Fuel Forward Contracts	Total
2013	$(23,476)	$6,128	$(17,348)
2014	—	(98)	(98)
2015	—	888	888
	$(23,476)	$6,918	$(16,558)

Schedule of cash flow hedges included in accumulated other comprehensive income (loss)
The following table summarizes the effect of the company's derivatives designated as cash flow hedging instruments on OCI and earnings:

	Year Ended December 31, 2012			Year Ended December 31, 2011
(In thousands)	Currency Hedge Portfolio	Bunker Fuel Forward Contracts	Total	Currency Hedge Portfolio	Bunker Fuel Forward Contracts	Total
Gain (loss) recognized in OCI on derivative (effective portion)	$(27,467)	$10,539	$(16,928)	$14,243	$24,660	$38,903
Gain (loss) reclassified from AOCI into income (effective portion)[1]	1,240	16,053	17,293	7,805	37,019	44,824
Gain (loss) recognized in income on derivative (ineffective portion)[1]	—	(668)	(668)	—	10,095	10,095

[1]
Both the gain (loss) reclassified from accumulated OCI into income (effective portion) and the gain (loss) recognized in income on derivative (ineffective portion), if any, are included in "Net sales" for the currency hedge portfolio and "Cost of sales" for bunker fuel forward contracts.

Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures [Abstract]
Fair Value, by Balance Sheet Grouping
The following table summarizes financial assets and liabilities carried at fair value, including derivative instruments on a gross basis, and the location of these instruments on the Consolidated Balance Sheets as of December 31, 2012 and 2011:

		Assets (Liabilities)	Fair Value Measurements Using
(In thousands)	Balance Sheet Location	at Fair Value	Level 1	Level 2	Level 3
Derivatives[1]:
Currency hedge portfolio	Other current assets	$192	$—	$192	$—
Currency hedge portfolio	Other current assets	(2,550)	—	(2,550)	—
Currency hedge portfolio	Accrued liabilities	1,992	—	1,992	—
Currency hedge portfolio	Accrued liabilities	(22,849)	—	(22,849)	—
30-day euro forward contracts	Other current assets	4	—	4	—
30-day euro forward contracts	Other current assets	(11)	—	(11)	—
30-day euro forward contracts	Accrued liabilities	1	—	1	—
30-day euro forward contracts	Accrued liabilities	(24)	—	(24)	—
Bunker fuel forward contracts	Other current assets	4,001	—	4,001	—
Bunker fuel forward contracts	Investments and other assets, net	1,889	—	1,889	—
Bunker fuel forward contracts	Investments and other assets, net	(1,059)	—	(1,059)	—
Bunker fuel forward contracts	Accrued liabilities	3,741	—	3,741	—
Available-for-sale investment	Other current assets	1,668	1,668	—	—
December 31, 2012		$(13,005)	$1,668	$(14,673)	$—
Derivatives[1]:
Currency hedge portfolio	Other current assets	$5,232	$—	$5,232	$—
30-day euro forward contracts	Other current assets	650	—	650	—
Bunker fuel forward contracts	Other current assets	17,490	—	17,490	—
Bunker fuel forward contracts	Other current assets	(5,460)	—	(5,460)	—
Bunker fuel forward contracts	Investments and other assets, net	7,232	—	7,232	—
Bunker fuel forward contracts	Investments and other assets, net	(3,990)	—	(3,990)	—
Bunker fuel forward contracts	Other liabilities	577	—	577	—
Bunker fuel forward contracts	Other liabilities	(1,095)	—	(1,095)	—
Available-for-sale investment	Investments and other assets, net	2,683	2,683	—	—
December 31, 2011		$23,319	$2,683	$20,636	$—

[1]
Currency hedge portfolio and bunker fuel forward contracts are designated as hedging instruments. 30-day euro forward contracts are not designated as hedging instruments. To the extent derivatives in an asset position and derivatives in a liability position are with the same counterparty, they are netted in the Consolidated Balance Sheets because the company enters into master netting arrangements with each of its hedging partners. See also Note 11.

Leases (Tables)	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Schedule of Rent Expense
Total rental expense consists of the following:

(In thousands)	2012	2011	2010
Gross rentals
Ships and containers	$198,137	$175,905	$165,562
Other	42,252	40,879	39,063
	240,389	216,784	204,625
Sublease rentals	(21,961)	(5,416)	(4,679)
	$218,428	$211,368	$199,946

Schedule of Future Minimum Rental Payments for Operating Leases
Future minimum rental payments required under operating leases having initial or remaining non-cancelable lease terms in excess of one year at December 31, 2012 are as follows:

(In thousands)	Ships and Containers	Other	Total
2013	$101,075	$22,496	$123,571
2014	52,349	16,140	68,489
2015	37,550	12,885	50,435
2016	29,447	8,022	37,469
2017	20,456	7,367	27,823
Later years	10,549	23,532	34,081

Pension and Severance Benefits (Tables)	12 Months Ended
Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
Schedule of Net Benefit Costs
Pension and severance expense consists of the following:

	Domestic Plans
(In thousands)	2012	2011	2010
Defined benefit and severance plans:
Service cost	$363	$447	$466
Interest on projected benefit obligation	1,086	1,237	1,327
Expected return on plan assets	(1,477)	(1,685)	(1,668)
Recognized actuarial loss	374	239	144
	346	238	269
Defined contribution plans	8,544	8,718	9,225
Total pension and severance expense	$8,890	$8,956	$9,494

	Foreign Plans
(In thousands)	2012	2011	2010
Defined benefit and severance plans:
Service cost	$6,783	$6,291	$6,105
Interest on projected benefit obligation	3,903	4,044	4,195
Expected return on plan assets	(32)	(34)	(37)
Recognized actuarial loss	570	647	821
Amortization of prior service cost	128	128	128
	11,352	11,076	11,212
Net settlement gain	—	(134)	(118)
	11,352	10,942	11,094
Defined contribution plans	466	428	410
Total pension and severance expense	$11,818	$11,370	$11,504

Schedule of Projected Benefit Obligation
Financial information with respect to the company's domestic and foreign defined benefit pension and severance plans is as follows:

	Domestic Plans Year Ended December 31,		Foreign Plans Year Ended December 31,
(In thousands)	2012	2011	2012	2011
Fair value of plan assets at beginning of year	$18,505	$19,249	$5,073	$5,014
Actual return on plan assets	2,244	(244)	47	74
Employer contributions	1,274	1,936	8,372	8,409
Benefits paid	(2,555)	(2,436)	(8,275)	(8,424)
Foreign exchange	—	—	(41)	—
Fair value of plan assets at end of year	$19,468	$18,505	$5,176	$5,073

Projected benefit obligation at beginning of year	$26,774	$25,665	$59,228	$57,454
Service and interest cost	1,449	1,684	10,686	10,335
Actuarial loss (gain)	1,665	1,861	(942)	(79)
Benefits paid	(2,555)	(2,436)	(8,275)	(8,424)
Foreign exchange	—	—	(12)	(58)
Projected benefit obligation at end of year	$27,333	$26,774	$60,685	$59,228

Plan assets less than projected benefit obligation	$(7,865)	$(8,269)	$(55,509)	$(54,155)

Schedule of Assumptions Used
The following weighted-average assumptions were used to determine the projected benefit obligations for the company's domestic pension plans and foreign pension and severance plans:

	Domestic Plans December 31,		Foreign Plans December 31,
	2012	2011	2012	2011
Discount rate	3.50%	4.25%	6.75%	6.75%
Rate of compensation increase	5.00%	5.00%	5.00%	5.00%
The company's long-term rate of return on plan assets is based on the strategic asset allocation and future expected returns on plan assets. The following weighted-average assumptions were used to determine the net periodic benefit cost for the company's domestic pension plans and foreign pension and severance plans:

	Domestic Plans December 31,		Foreign Plans December 31,
	2012	2011	2012	2011
Discount rate	4.25%	5.00%	6.75%	8.00%
Rate of compensation increase	5.00%	5.00%	5.00%	5.00%
Long-term rate of return on plan assets	8.00%	8.00%	1.00%	1.00%

Schedule of Net Periodic Benefit Cost Not Yet Recognized
Included in "Accumulated other comprehensive income (loss)" in the Consolidated Balance Sheets are the following amounts that have not yet been recognized in net periodic pension cost:

	December 31,
(In thousands)	2012	2011
Unrecognized actuarial losses	$23,156	$24,263
Unrecognized prior service costs	820	948

Schedule of Allocation of Plan Assets
The weighted-average asset allocations of the company's domestic pension plans and foreign pension and severance plans by asset category are as follows:

	Domestic Plans December 31,		Foreign Plans December 31,
	2012	2011	2012	2011
Asset category:
Equity securities	75%	71%	4%	—
Fixed income securities	23%	26%	54%	54%
Cash and equivalents	2%	3%	42%	46%
The fair values of assets of the company's pension plans were as follows:

		Fair Value Measurements Using
(In thousands)	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
December 31, 2012
Domestic pension plans:
Money market accounts	$393	$393	$—	$—
Mutual funds:
Domestic	7,207	7,207	—	—
International	2,280	2,280	—	—
Domestic large-cap common stock	5,045	5,045	—	—
Fixed income securities:
Corporate bonds	2,442	—	2,442	—
Mortgage/asset-backed securities	1,795	—	1,795	—
Other	306	28	278	—
Total assets of domestic pension plans	19,468	14,953	4,515	—
Foreign pension and severance plans:
Cash and equivalents	2,158	2,158	—	—
Equity	199	199	—	—
Fixed income securities	2,819	—	2,819	—
Total assets of foreign pension and severance plans	5,176	2,357	2,819	—
Total assets of pension and severance plans	$24,644	$17,310	$7,334	$—
December 31, 2011
Domestic pension plans:
Money market accounts	$538	$538	$—	$—
Mutual funds:
Domestic	6,546	6,546	—	—
International	1,912	1,912	—	—
Domestic large-cap common stock	4,717	4,717	—	—
Fixed income securities:
Corporate bonds	2,642	—	2,642	—
Mortgage/asset-backed securities	1,968	—	1,968	—
Other	182	—	182	—
Total assets of domestic pension plans	18,505	13,713	4,792	—
Foreign pension and severance plans:
Cash and equivalents	2,347	2,347	—	—
Fixed income securities	2,726	—	2,726	—
Total assets of foreign pension and severance plans	5,073	2,347	2,726	—
Total assets of pension and severance plans	$23,578	$16,060	$7,518	$—

Schedule of Expected Benefit Payments
Expected benefit payments for the company's domestic defined benefit pension plans and foreign pension and severance plans are as follows:

(In thousands)	Domestic Plans	Foreign Plans
2013	$2,046	$7,211
2014	2,028	7,457
2015	2,022	8,149
2016	1,987	9,054
2017	1,941	9,499
2018-2022	8,889	44,778

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Schedule of Income Tax (Expense) Benefit
"Income tax (expense) benefit" in the Consolidated Statements of Income consists of the following:

	December 31,
(In thousands)	2012	2011	2010
Current:
U.S. Federal	$—	$—	$1,300
U.S. State and local	(1,353)	(1,564)	1,354
International	(13,569)	(11,036)	437
Total current tax (expense) benefit	$(14,922)	$(12,600)	$3,091
Deferred:
U.S. Federal	$(82,098)	$90,148	$—
U.S. State and local	(6,456)	7,261	33
International	(1,763)	(2,609)	(1,524)
Total deferred tax (expense) benefit	$(90,317)	$94,800	$(1,491)
Total (expense) benefit for income taxes	$(105,239)	$82,200	$1,600

Schedule of Deferred Income Taxes
The components of deferred income taxes included on the Consolidated Balance Sheets are as follows:

	December 31,
(In thousands)	2012	2011
Deferred tax benefits:
Net operating loss carryforwards	$231,326	$196,114
Other tax carryforwards	3,065	1,768
Employee benefits	30,040	30,489
Accrued expenses	25,201	24,840
Depreciation and amortization	20,193	15,935
Other	5,067	2,544
Total deferred tax assets	314,892	271,690
Valuation allowance	(246,425)	(104,256)
Deferred tax assets, net of valuation allowance	$68,467	$167,434
Deferred tax liabilities:
Depreciation and amortization	(4,097)	—
Growing crops	(18,331)	(17,379)
Trademarks	(127,533)	(136,696)
Discount on Convertible Notes	(18,285)	(22,017)
Other	(2,606)	(4,397)
Total deferred tax liabilities	(170,852)	(180,489)
Net deferred tax liabilities	$(102,385)	$(13,055)
Deferred taxes are included in the following captions in the Consolidated Balance Sheets:

	December 31,
(In thousands)	2012	2011
Other current assets	$7,406	$26,685
Investments and other assets, net	1,837	3,508
Deferred income	—	—
Deferred tax liabilities	(111,628)	(43,248)
Net deferred tax liability	$(102,385)	$(13,055)

Schedule of Effective Income Tax Benefit Reconciliation
"Income tax (expense) benefit" differs from income taxes computed at the U.S. federal statutory rate for the following reasons:

(In thousands)	2012	2011	2010
Income tax (expense) benefit computed at U.S. federal statutory rate	$104,228	$8,882	$(20,658)
State income taxes, net of federal benefit	(5,076)	(856)	(1,149)
Impact of foreign operations	(15,100)	(9,750)	(25,508)
Change in valuation allowance	(133,135)	85,375	38,794
Goodwill	(52,500)	—	—
Tax contingencies	(2,230)	(1,167)	9,764
Other	(1,426)	(284)	357
Income tax (expense) benefit	$(105,239)	$82,200	$1,600

Schedule of Unrecognized Tax Benefits Roll Forward
A summary of the activity for the company’s unrecognized tax benefits follows:

(In thousands)	2012	2011	2010
Balance as of beginning of the year	$6,308	$10,295	$15,825
Additions of tax positions of prior years	3,815	4,955	—
Settlements	—	(5,843)	—
Reductions due to lapse of the statute of limitations	(4,196)	(3,054)	(4,715)
Foreign currency exchange change	(2)	(45)	(815)
Balance as of end of the year	$5,925	$6,308	$10,295

Summary of Income Tax Examinations
The following tax years remain subject to examinations by major tax jurisdictions:

Tax Years
Tax Jurisdiction:
United States	2008 – current
Germany	2001 – current
Italy	2007 – current
Netherlands	2006 – current
Switzerland	2008 – current

Stock-Based Compensation (Tables)	12 Months Ended
Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Summary of restricted stock units activity
A summary of the activity and related information for the company's restricted stock units follows:

	2012
(In thousands, except per share amounts)	Units	Weighted average grant date price
Unvested units at January 1, 2012	1,840	$12.18
Units granted	778	9.38
Units vested	(622)	12.83
Units forfeited	(645)	11.07
Unvested units at December 31, 2012	1,351	$10.80

Summary of stock options activity
A summary of the activity and related information for the company's stock options follows:

	2012
(In thousands, except per share amounts)	Shares	Weighted average exercise price
Under option at January 1, 2012	817	$18.73
Options granted	1,440	7.68
Options exercised	—	—
Options forfeited or expired	(430)	15.92
Under option at December 31, 2012	1,827	$10.68
Options exercisable at December 31, 2012	388	$21.85

Summary of stock option plan, by exercise price range
The following table provides further information on the range of exercise prices:

	Options Outstanding and Exercisable
(In thousands, except per share amounts)	Shares	Weighted average exercise price	Weighted average remaining life	Aggregate Intrinsic Value
Exercise price:
$15.05	63	$15.05	1 month	—
$23.16	325	23.16	1 month	—

Shareholders' Equity (Tables)	12 Months Ended
Dec. 31, 2012
Equity [Abstract]
Schedule of Common Stock Reserved for Future Issurance
At December 31, 2012, shares of common stock were reserved for the following purposes:

Issuance upon conversion of the Convertible Notes (see Note 10)	11.8	million
Issuance upon exercise of stock options and other stock awards (see Note 16)	4.5	million

Segment Information (Tables)	12 Months Ended
Dec. 31, 2012
Segment Reporting [Abstract]
Schedule of Segment Reporting Information, by Segment
Financial information for each segment follows:

(In thousands)	Bananas[1]	Salads and Healthy Snacks[2]	Other Produce[3]	Corporate Costs[4]	Consolidated
2012
Net sales	$1,985,472	$952,882	$139,983	$—	$3,078,337
Segment results	77,454	(218,292)	(18,120)	(94,876)	(253,834)
Depreciation and amortization	18,518	35,828	421	8,387	63,154
Equity in (losses) earnings of investees	344	(33,777)	—	—	(33,433)
Total assets	1,082,685	494,348	33,418	87,311	1,697,762
Expenditures for long-lived assets	23,351	23,070	131	6,888	53,440
2011
Net sales	$2,022,969	$953,464	$162,863	$—	3,139,296
Segment results	127,175	7,035	(36,757)	(63,713)	33,740
Depreciation and amortization	18,850	36,835	480	4,762	60,927
Equity in (losses) earnings of investees	350	(6,664)	—	—	(6,314)
Total assets	1,122,537	714,129	38,160	63,133	1,937,959
Expenditures for long-lived assets	36,124	33,421	225	5,765	75,535
2010
Net sales	$1,937,748	$1,028,475	$261,209	$—	3,227,432
Segment results	80,591	95,268	5,363	(70,426)	110,796
Depreciation and amortization	18,568	39,803	175	2,470	61,016
Equity in (losses) earnings of investees	1,472	(4,837)	440	—	(2,925)
Total assets	1,100,391	702,639	105,303	158,813	2,067,146
Expenditures for long-lived assets	29,828	28,429	36	7,249	65,542

[1]
Bananas segment results includes the acceleration of losses on ship arrangements of $4 million net of sublease income in the fourth quarter of 2011 and $6 million net of $2 million of related sale-leaseback gain amortization during the sublease period in the first quarter of 2012. As part of the company's European shipping reconfiguration, five ships, two in the fourth quarter of 2011 and three in the first quarter of 2012, were removed from service and subleased. The primary leases for an equivalent number of ships were not renewed at the end of 2012. These accelerated sublease losses are included in "Cost of sales."

[2]
Salads and Healthy Snacks segment results includes $1 million in "Cost of sales" primarily related to inventory write-offs to exit healthy snacking products that were not sufficiently profitable and $1 million in "Selling, general and administrative" to restructure the European healthy snacking sales force. These costs were recognized and related actions completed during the first quarter of 2012. Includes $1 million in "Selling, general and administrative" in the second quarter of 2012, primarily related to the closure of a research and development facility. Salads and Healthy Snacks segment results and equity in (losses) earnings of investees includes $32 million in 2012 to fully impair the company's equity-method investment and related assets and to record estimates of probable cash obligations to the Danone JV. See Notes 7 and 20 for further information related to investments in and income from equity method investments. Includes $180 million ($171 million, net of tax) of goodwill and trademark impairments in 2012 as described in Note 1. Includes a $32 million gain on the deconsolidation of the European smoothie business in 2010 as described in Note 20.

[3]
Other Produce segment results includes $2 million in "Cost of sales" primarily related to inventory write-offs to exit low-margin other produce in 2012, $1 million in "Selling, general and administrative" related to a lease accrual in 2012 and a reserve of $32 million for advances made to a Chilean grower in the second quarter of 2011 as described in Note 4.

[4]	Corporate costs includes "Restructuring and relocation costs" further detailed in Note 3.

Reconciliation of Operating Profit (Loss) from Segments to Consolidated
The reconciliation of segment results to “Operating income (loss)” is as follows:

(In thousands)	2012	2011	2010
Segment results	$(253,834)	$33,740	$110,796
Other income attributed to Other Produce	—	—	(2,525)
Other income attributed to Corporate costs	—	—	(611)
Operating income (loss)	$(253,834)	$33,740	$107,660

Schedule of Financial Information by Geographic Area
Financial information by geographic area is as follows:

(In thousands)	2012	2011	2010
Net sales:
United States	$1,773,210	$1,793,580	$1,895,207

Italy	213,386	229,138	206,767
Germany	191,673	199,084	198,665
Other Core Europe	549,131	597,343	606,522
Total Core Europe[1]	954,190	1,025,565	1,011,954
Other international	350,937	320,151	320,271
Foreign net sales	1,305,127	1,345,716	1,332,225
Total net sales	$3,078,337	$3,139,296	$3,227,432

[1]	Core Europe includes the 27 member states of the European Union, Switzerland, Norway and Iceland.

Schedule of Property, Plant and Equipment by Geographic Area
Property, plant and equipment by geographic area:

	December 31,
(In thousands)	2012	2011
Property, plant and equipment, net:
United States	$226,587	$202,713
Central and South America	142,573	133,072
Other international	26,139	33,902
Total property, plant and equipment, net	$395,299	$369,687

Contingencies (Tables)	12 Months Ended
Dec. 31, 2012
1998-2000 Cases
Loss Contingencies
Schedule of Loss Contingencies by Contingency
A summary of claims and deposits paid as of December 31, 2012 is as follows:

	Claim (In millions)	Interest and Penalties Claimed (In millions)	Total Claim (In millions)	Deposits Paid Pending Appeal (In millions)
Trento	€3.3	€3.1	€6.4	€6.4	Deposits paid in 36 equal monthly installments ended March 2012.
Alessandria	€0.3	€0.2	€0.5	€0.5	Deposits paid in 36 equal monthly installments ended March 2012.
Genoa	€7.4	€1.0	€8.4	€0.6
Monthly deposit payments of €118 thousand began in August 2012 and will continue through July 2018, unless a successful appeals process is completed sooner. €6 million of interest was deducted from the original request based on the judge's ruling. The customs authorities have appealed this decision.

2004 - 2005 Cases
Loss Contingencies
Schedule of Loss Contingencies by Contingency
A summary of assessments and deposits paid is as follows:

	Assessment (In millions)	Interest and Penalties Assessed (In millions)	Total Assessment (In millions)	Deposits Paid Pending Appeal (In millions)
Income Tax Assessment for 2004/2005	€12.0	€19.1	€31.1	€1.5
Monthly deposit payments of €113 thousand began in March 2012. The appeals court ruled in favor of Chiquita Italia in October 2012 for the 2004 assessments and a significant portion of the 2005 assessments have been withdrawn. The company has requested relief from these payments and reimbursement.

Customs Tax Assessment for 2004/2005	€18.2	€10.2	€28.4	€7.2	Monthly deposit payments of €350 thousand began in September 2011 and will continue through September 2017, unless a successful appeals process is completed sooner.

Quarterly Financial Data (Unaudited) (Tables)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Information Disclosure [Abstract]
Schedule of Quarterly Financial Information

2012 (In thousands, except per share amounts)	March 31	June 30	Sept. 30	Dec. 31
Net sales	$793,484	$833,165	$714,167	$737,521
Cost of sales	704,971	727,607	643,578	666,884
Gross profit	88,513	105,558	70,589	70,637
Operating income (loss)	(434)	17,597	(66,104)	(204,893)
Net income (loss)	(11,142)	5,508	(66,754)	(332,629)

Net income (loss) per common share — basic
Continuing Operations	(0.24)	0.12	(1.45)	(7.14)
Discontinued Operations	—	—	—	(0.04)
	(0.24)	0.12	(1.45)	(7.18)

Net income (loss) per common share — diluted
Continuing Operations	(0.24)	0.12	(1.45)	(7.14)
Discontinued Operations	—	—	—	(0.04)
	(0.24)	0.12	(1.45)	(7.18)

Common stock market price:
High	$10.37	$8.96	$7.96	$8.39
Low	8.04	4.66	4.75	6.61

2011 (In thousands, except per share amounts)	March 31	June 30	Sept. 30	Dec. 31
Net sales	$824,463	$870,351	$722,764	$721,718
Cost of sales	689,558	717,262	641,702	649,509
Gross profit	134,905	153,089	81,062	72,209
Operating income (loss)	42,200	13,846	(10,395)	(11,911)
Net income (loss)	24,202	77,775	(28,826)	(16,315)

Net income (loss) per common share — basic	0.53	1.71	(0.63)	(0.36)
Net income (loss) per common share — diluted	0.52	1.68	(0.63)	(0.36)

Common stock market price:
High	$17.19	$16.09	$13.37	$9.60
Low	13.71	12.01	8.34	7.64

Earnings Per Share (Details) (USD $) In Thousands, except Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Income (loss) from continuing operations									$ (403,034)	$ 56,836	$ 60,623
Loss from discontinued operations, net of income taxes									(1,983)	0	(3,268)
Net income (loss)	$ (332,629)	$ (66,754)	$ 5,508	$ (11,142)	$ (16,315)	$ (28,826)	$ 77,775	$ 24,202	$ (405,017)	$ 56,836	$ 57,355
Weighted average common shares outstanding (used to calculate basic EPS) (in shares)									46,059,000	45,541,000	45,003,000
Stock options and other stock awards (in shares)									0	745,000	847,000
Weighted average common shares outstanding (used to calculate diluted EPS) (in shares)									46,059,000	46,286,000	45,850,000
Continuing operations (in usd per share)	$ (7.14)	$ (1.45)	$ 0.12	$ (0.24)					$ (8.75)	$ 1.25	$ 1.34
Discontinued operations (in usd per share)	$ (0.04)	$ 0	$ 0	$ 0					$ (0.04)	$ 0	$ (0.07)
Earnings (loss) per common share - basic (in usd per share)	$ (7.18)	$ (1.45)	$ 0.12	$ (0.24)	$ (0.36)	$ (0.63)	$ 1.71	$ 0.53	$ (8.79)	$ 1.25	$ 1.27
Continuing operations (in usd per share)	$ (7.14)	$ (1.45)	$ 0.12	$ (0.24)					$ (8.75)	$ 1.23	$ 1.32
Discontinued operations (in usd per share)	$ (0.04)	$ 0	$ 0	$ 0					$ (0.04)	$ 0	$ (0.07)
Earnings (loss) per common share - diluted (in usd per share)	$ (7.18)	$ (1.45)	$ 0.12	$ (0.24)	$ (0.36)	$ (0.63)	$ 1.68	$ 0.52	$ (8.79)	$ 1.23	$ 1.25
Additional shares used to calculated diluted EPS, if income (in shares)									500,000
Conversion price on Convertible Senior Notes due 2016 (in usd per share)	$ 22.45				$ 22.45				$ 22.45	$ 22.45	$ 22.45
Antidilutive securities excluded from computation of earnings per share, amount (in shares)									1,900,000	1,500,000	1,500,000
4.25% Convertible Senior Notes
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Stated interest rate on Convertible Senior Notes due 2016	4.25%				4.25%				4.25%	4.25%	4.25%
Conversion price on Convertible Senior Notes due 2016 (in usd per share)		$ 22.45

Summary of Significant Accounting Policies (Narrative) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Accounting Policies [Abstract]
Ripening reclass, amount	$ 6	$ 6	$ 6
Ripening reclass, percentage of COS	0.30%
Ripening reclass, percentage of SG&A	2.70%
Advertising and Promotion Expense
Advertising and promotion expense	27	56	58
Value Added Taxes
VAT receivable classified in Other receivables	39	36
VAT receivable classified in Investments and other assets, net	2	2
VAT accounts payable	7
Foreign Plans
Pension and Tropical Severance Plans
Basis for discount rate	10-year U.S. Treasury rate
4.25% Convertible Senior Notes
Earnings Per Share
Stated interest rate on debt instrument	4.25%	4.25%	4.25%
Minimum | Cultivations
Property, Plant and Equipment
Useful life	5 years
Minimum | Building and Improvements
Property, Plant and Equipment
Useful life	10 years
Minimum | Machinery, Equipment and Other
Property, Plant and Equipment
Useful life	3 years
Maximum
Value Added Taxes
VAT accounts payable		$ 1
Maximum | Cultivations
Property, Plant and Equipment
Useful life	30 years
Maximum | Building and Improvements
Property, Plant and Equipment
Useful life	40 years
Maximum | Machinery, Equipment and Other
Property, Plant and Equipment
Useful life	15 years

Summary of Significant Accounting Policies (Narrative - Goodwill, Trademarks and Intangibles) (Details) (USD $)	3 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Goodwill [Line Items]
Goodwill, Impairment Loss	$ 157,000,000	$ 158,884,000	$ 0
Goodwill, Impairment Loss, Net of Tax	157,000,000
Ripening reclass, amount		6,000,000	6,000,000	6,000,000
Fresh Express Trademarks
Goodwill [Line Items]
Impairment of Intangible Assets, Indefinite-lived (Excluding Goodwill)		23,000,000	0
Impairment of Intangible Assets, Indefinite-lived (Excluding Goodwill), Net of Tax		14,000,000
Fair Value Inputs, Royalty Rate		1.00%	3.00%	3.00%
Fair Value Inputs, Discount Rate		13.00%	11.30%	11.10%
Chiquita Trademarks
Goodwill [Line Items]
Impairment of Intangible Assets, Indefinite-lived (Excluding Goodwill)		0	0
Fair Value Inputs, Royalty Rate		2.50%	3.00%	3.00%
Fair Value Inputs, Discount Rate		11.00%	11.30%	11.10%
Non-core Business [Member]
Goodwill [Line Items]
Goodwill, Impairment Loss		2,000,000
Impairment of Goodwill
Goodwill [Line Items]
Fair Value Inputs, Discount Rate		13.00%	9.70%	9.60%
Customer Relationships
Goodwill [Line Items]
Acquired Finite-lived Intangible Assets, Weighted Average Useful Life		11 years
Patented Technology
Goodwill [Line Items]
Acquired Finite-lived Intangible Assets, Weighted Average Useful Life		9 years
Pro Forma
Goodwill [Line Items]
Fair Value Inputs, Revenue and EBITDA Multiple, Adjustment		(5.00%)
Pro Forma | Fresh Express Trademarks
Goodwill [Line Items]
Fair Value Inputs, Royalty Rate, Adjustment		0.50%
Fair Value Inputs, Discount Rate, Adjustment		1.00%
Pro Forma | Impairment of Goodwill
Goodwill [Line Items]
Fair Value Inputs, Discount Rate, Adjustment		1.00%
Discount Rate [Member] | Pro Forma | Fresh Express Trademarks
Goodwill [Line Items]
Proforma Impairment Loss Amount Using Adjustment to Fair Value Input		3,000,000
Discount Rate [Member] | Pro Forma | Impairment of Goodwill
Goodwill [Line Items]
Proforma Impairment Loss Amount Using Adjustment to Fair Value Input		8,000,000
Revenue and EBITDA Multiple [Member] | Pro Forma | Impairment of Goodwill
Goodwill [Line Items]
Proforma Impairment Loss Amount Using Adjustment to Fair Value Input		10,000,000
Royalty Rate [Member] | Pro Forma | Fresh Express Trademarks
Goodwill [Line Items]
Proforma Impairment Loss Amount Using Adjustment to Fair Value Input		$ 18,000,000

Summary of Significant Accounting Policies (Narratve - Stock Based Comp) (Details)	12 Months Ended			1 Months Ended		12 Months Ended
	Dec. 31, 2012	Dec. 31, 2012 Restricted Stock Units (RSUs)	Dec. 31, 2012 Long-Term Incentive Program (LTIP) Performance Shares	Oct. 31, 2012 Chief Executive Officer	Jan. 31, 2004 Chief Executive Officer	Dec. 31, 2012 Chief Executive Officer	Dec. 31, 2012 Chief Executive Officer Performance Shares	Dec. 31, 2010 TSR awards Prior to 2011 Performance Shares	Dec. 31, 2012 TSR awards 2011-2013 performance period Performance Shares	Dec. 31, 2012 TSR awards 2012-2014 performance period Performance Shares	Dec. 31, 2012 FCF award 2011-2013 performance period Performance Shares	Dec. 31, 2012 FCF award 2012-2014 performance period Performance Shares	Dec. 31, 2012 EPS awards 2011-2013 performance period Performance Shares	Dec. 31, 2012 EPS awards 2012-2014 performance period Performance Shares
Share-based Compensation Arrangement by Share-based Payment Award
RSU awards vesting period		4 years
LTIP awards requisite service period			3 years				2 years
Performance measurement basis, percent						50.00%		50.00%	20.00%	20.00%	40.00%	40.00%	40.00%	40.00%
Options granted	1,440,000			1,440,062	325,000

Restructuring and Relocation (Restructuring) (Details) (USD $)	3 Months Ended	12 Months Ended			3 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2012 Restructuring	Dec. 31, 2012 Restructuring position	Dec. 31, 2012 Restructuring - Severance	Dec. 31, 2012 Minimum Restructuring
Restructuring Cost and Reserve
Expected annual cost savings								$ 60,000,000
Number of positions eliminated due to restructuring						300
Goodwill and other asset impairment charges related to restructuring		4,883,000	0	0		5,000,000
Goodwill, impairment loss related to restructuring	157,000,000	158,884,000	0		2,000,000	2,000,000
Restructuring accrual included in Accrued Liabilities							4,000,000
Restructuring accrual included in Other Liabilities							3,000,000
Restructuring Reserve Roll Forward
Beginning balance							0
Amounts expensed						18,000,000	10,591,000
Amounts paid							(3,591,000)
Ending balance							$ 7,000,000

Trade and Finance Receivables (Trade Receivables) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Receivables [Abstract]
Trade receivable related to Iran	$ 26
Trade receivable reserve related to Iran	$ 9

Restructuring and Relocation (HQ Relocation) (Details) (USD $)	12 Months Ended	14 Months Ended	26 Months Ended	12 Months Ended
	Dec. 31, 2012 Employee Relocation	Dec. 31, 2012 Employee Relocation	Dec. 31, 2013 Employee Relocation position	Dec. 31, 2012 One-time Termination Costs	Dec. 31, 2011 One-time Termination Costs	Dec. 31, 2012 Relocation, Recruiting, and Other Costs	Dec. 31, 2011 Relocation, Recruiting, and Other Costs	Dec. 31, 2012 Total Exit Costs	Dec. 31, 2011 Total Exit Costs	Dec. 31, 2012 Other Relocation Costs	Dec. 31, 2011 Other Relocation Costs	Dec. 31, 2012 Total	Dec. 31, 2011 Total
Restructuring Cost and Reserve
Expected number of positions relocated from Cincinnati			300
Expected number of positions relocated from elsewhere in the US			100
Relocation expected cost			$ 30,000,000
Restructuring and related cost, expected capital expenditures			5,000,000
Restructuring and related cost, cost incurred to date		26,000,000
Restructuring and related costs, cost incurred to date, capital expenditures		5,000,000
Restructuring and related cost, expected relocation costs remaining (excluding capital expenditures)	1,000,000
Restructuring Reserve Roll Forward
Beginning balance				5,303,000	0	244,000	0	5,547,000	0	108,000	0	5,655,000	0
Amounts expensed				2,527,000	5,303,000	13,129,000	265,000	15,656,000	5,568,000	4,048,000	284,000	19,704,000	5,852,000
Amounts paid				(5,799,000)	0	(12,295,000)	(21,000)	(18,094,000)	(21,000)	(4,238,000)	(176,000)	(22,332,000)	(197,000)
Ending balance				$ 2,031,000	$ 5,303,000	$ 1,078,000	$ 244,000	$ 3,109,000	$ 5,547,000	$ (82,000)	$ 108,000	$ 3,027,000	$ 5,655,000

Trade and Finance Receivables (Finance Receivables) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accounts, Notes, Loans and Financing Receivable [Line Items]
Current portion, net	$ 4,000	$ 4,000
Long-term portion, net	27,000	30,000
Growers receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Gross receivable	41,008	46,188
Reserve	(36,854)	(37,519)
Net receivable	4,154	8,669
Current portion, net	4,154	8,669
Long-term portion, net	0	0
Seller financing [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Gross receivable	30,523	35,021
Reserve	0	0
Net receivable	30,523	35,021
Current portion, net	3,691	4,771
Long-term portion, net	$ 26,832	$ 30,250

Restructuring and Relocation (Other Severance) (Details) (Other severance, USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Other severance
Restructuring Cost and Reserve
Amounts expensed	$ 3,000

Trade and Finance Receivables (Finance Receivables Allowance) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Charged to costs and expenses	$ 933	$ 32,967	$ 2,148
Growers receivable [Member]
Financing Receivable, Allowance for Credit Losses [Roll Forward]
Reserve at beginning of year	37,519	4,552
Charged to costs and expenses	933	33,401
Recoveries	(1,597)	(435)
Foreign exchange and other	(1)	1
Reserve at end of year	$ 36,854	$ 37,519

Trade and Finance Receivables (Finance Receivables Narrative) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Jun. 30, 2011
Accounts, Notes, Loans and Financing Receivable [Line Items]
Notes, loans and financing receivable, net, current	$ 4,000	$ 4,000
Notes, loans and financing receivable, net, noncurrent	27,000	30,000
Chilean growers [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Grower receivable related to a Chilean grower of grapes and other produce, gross - noncurrent	30,000	32,000
Reserve for advances made to a Chilean grower of grapes and other produce			32,000
Financing receivable, allowance for credit losses, recovery	$ 2,000

Inventories (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Inventory, Net [Abstract]
Finished goods	$ 74,246,000	$ 91,595,000
Growing crops	79,046,000	72,382,000
Raw materials, supplies and other	66,749,000	74,302,000
Inventory, net	220,041,000	238,279,000
LIFO inventory amount	99,000,000	99,000,000
Excess of replacement or current costs over stated LIFO value	$ 44,000,000	$ 45,000,000

Property, Plant and Equipment (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Property, Plant and Equipment
Property, plant and equipment, excluding Construction in progress, gross	$ 718,052	$ 660,111
Accumulated depreciation	(381,833)	(337,036)
Property, plant and equipment, excluding Construction in progress, net	336,219	323,075
Construction in Progress, Gross	59,080	46,612
Property, plant and equipment, net	395,299	369,687
Land
Property, Plant and Equipment
Property, plant and equipment, gross	40,810	41,107
Building and Improvements
Property, Plant and Equipment
Property, plant and equipment, gross	183,068	170,052
Machinery, Equipment and Other
Property, Plant and Equipment
Property, plant and equipment, gross	416,814	380,785
Containers
Property, Plant and Equipment
Property, plant and equipment, gross	13,404	8,992
Cultivations
Property, Plant and Equipment
Property, plant and equipment, gross	$ 63,956	$ 59,175

Equity Method Investments (Narrative) (Details)	12 Months Ended			3 Months Ended		12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2012 Danone JV USD ($)	Sep. 30, 2012 Danone JV USD ($)	Dec. 31, 2012 Danone JV USD ($)	Dec. 31, 2011 Danone JV USD ($)	Dec. 31, 2011 Danone JV EUR (€)	Dec. 31, 2010 Danone JV USD ($)	Dec. 31, 2010 Danone JV EUR (€)	Dec. 31, 2012 Danone JV EUR (€)
Schedule of Equity Method Investments
Loss from equity method investments	$ 33,433,000	$ 6,314,000	$ 2,925,000
Equity method investment in affiliates	1,000,000	17,000,000
Net loss	(39,014,000)	(12,824,000)	(8,114,000)
Impairment of the company's equity-method investment in Danone JV and related assets				4,000,000	28,000,000
Obligation to fund Danone JV limit, without unanimous consent of owners				18,000,000		18,000,000					14,000,000
Total contributions to the equity method investment						0	5,000,000	3,000,000	5,000,000	4,000,000
Sales by Chiquita to equity method investees	$ 0	$ 0	$ 13,000,000

Equity Method Investments (Summarized Financial Information) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Equity Method Investments and Joint Ventures [Abstract]
Revenue	$ 33,713	$ 43,287	$ 128,166
Gross profit	10,597	11,530	23,617
Net loss	(39,014)	(12,824)	(8,114)
Current assets	6,568	7,529
Total assets	29,254	48,998
Current liabilities	51,968	6,609
Total liabilities	$ 53,490	$ 8,397

Goodwill, Trademarks and Intangible Assets (Goodwill) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Gross Goodwill Roll Forward
Balance at beginning of period		$ 551,879	$ 551,879
Additions from business acquisitions		395	0
Balance at end of period	552,274	552,274	551,879
Accumulated Impairment Roll Forward
Balance at beginning of period		(375,295)	(375,295)
Impairment charges	(157,000)	(158,884)	0
Balance at end of period	(534,179)	(534,179)	(375,295)
Net Carrying Value	$ 18,095	$ 18,095	$ 176,584	$ 176,584

Goodwill, Trademarks and Intangible Assets (Trademarks) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Chiquita and Fresh Express Trademarks
Indefinite-lived Intangible Assets [Line Items]
Impairment charges	$ (23,000)	$ 0
Net Trademarks	426,085	449,085	449,085
Chiquita Trademarks
Indefinite-lived Intangible Assets [Line Items]
Gross Trademarks	387,585	387,585	387,585
Impairment charges	0	0
Accumulated Impairment	0	0	0
Fresh Express Trademarks
Indefinite-lived Intangible Assets [Line Items]
Gross Trademarks	61,500	61,500	61,500
Impairment charges	(23,000)	0
Accumulated Impairment	$ (23,000)	$ 0	$ 0

Goodwill, Trademarks and Intangible Assets (Other Intangible Assets) (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Finite-Lived Intangible Assets [Line Items]
Amortized intangible assets	$ 165,123,000	$ 165,123,000
Accumulated amortization	(68,844,000)	(59,426,000)
Other intangible assets, net	96,279,000	105,697,000
Amortization	9,418,000	9,394,000	9,844,000
Estimated amortization expense, next twelve months	9,000,000
Estimated amortization expense, year two	9,000,000
Estimated amortization expense, year three	9,000,000
Estimated amortization expense, year four	9,000,000
Estimated amortization expense, year five	9,000,000
Customer Relationships
Finite-Lived Intangible Assets [Line Items]
Amortized intangible assets	110,000,000	110,000,000
Accumulated amortization	(44,539,000)	(38,383,000)
Patented Technology
Finite-Lived Intangible Assets [Line Items]
Amortized intangible assets	55,123,000	55,123,000
Accumulated amortization	$ (24,305,000)	$ (21,043,000)

Accounts Payable and Accrued Liabilities (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accounts payable:
Trade	$ 243,745	$ 223,465
Other	30,879	28,107
Accounts payable	274,624	251,572
Accrued liabilities:
Payroll and employee benefit costs	48,148	54,099
Other	92,552	60,880
Accrued liabilities	$ 140,700	$ 114,979

Debt (Carrying and Estimated Fair Value) (Details) (USD $)	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2012 7.5% Senior Notes		Dec. 31, 2011 7.5% Senior Notes		Dec. 31, 2012 4.25% Convertible Senior Notes		Dec. 31, 2011 4.25% Convertible Senior Notes		Dec. 31, 2010 4.25% Convertible Senior Notes	Dec. 31, 2012 Revolving Credit Facility		Dec. 31, 2011 Revolving Credit Facility		Dec. 31, 2012 Credit Facility Term Loan		Dec. 31, 2011 Credit Facility Term Loan		Dec. 31, 2012 Other Debt		Dec. 31, 2011 Other Debt		Feb. 05, 2013 Subsequent Event 7.875% Senior Notes
Debt Instrument
Proceeds from Issuance of Senior Long-term Debt																										$ 457,000,000
Stated interest rate on debt instrument					7.50%				4.25%		4.25%		4.25%													7.88%
Debt, carrying value
Long-term debt					106,438,000	[1]	106,438,000	[1]						40,000,000	[2]	0	[2]	305,250,000	[2]	321,750,000	[2]
Convertible senior notes									153,082,000	[1]	143,367,000	[1]
Other																						755,000	[2]	924,000	[2]
Debt, estimated fair vlaue					106,000,000	[1]	107,000,000	[1]	174,000,000	[1]	172,000,000	[1]		38,000,000	[2]	0	[2]	296,000,000	[2]	321,000,000	[2]	700,000	[2]	900,000	[2]
Current portion of long-term debt	65,008,000	[2]	16,774,000	[2]
Total long-term debt	$ 540,517,000		$ 555,705,000

[1]	The fair value of the parent company debt is based on observable inputs, which include quoted prices for similar assets or liabilities in an active market and market-corroborated inputs (Level 2). See also Note 12 for discussion of fair value.
[2]	Credit facilities and other subsidiary debt may be traded on the secondary loan market, and the fair value of the Term Loan is based on either the last available trading price, if recent, or trading prices of comparable debt (Level 3). See also Note 12 for discussion of fair value.

Debt (Debt Maturities) (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Debt Disclosure [Abstract]
2013	$ 65,008,000
2014	139,671,000
2015	33,224,000
2016	414,528,000
2017	12,000
Later years	0
Total cash payments for interest	$ 36,000,000	$ 51,000,000	$ 46,000,000

Debt (Credit Facility) (Details) (USD $)	Dec. 31, 2012 Credit Facility Term Loan	Jun. 26, 2012 Credit Facility Term Loan	Dec. 31, 2011 Credit Facility Term Loan	Dec. 31, 2012 Revolving Credit Facility	Jun. 26, 2012 Revolving Credit Facility	Dec. 31, 2011 Revolving Credit Facility	Dec. 31, 2012 Credit Facility Term Loan and Revolver	Jun. 26, 2012 Credit Facility Term Loan and Revolver	Jun. 26, 2012 Credit Facility Term Loan and Revolver LIBOR	Jun. 26, 2012 Credit Facility Term Loan and Revolver Base Rate	Jun. 26, 2012 Fiscal Quarters Ending 6/30/2012-12/31/2012	Jun. 26, 2012 Fiscal Quarter Ending 3/31/2013	Jun. 26, 2012 Fiscal Quarter Ending 6/30/2013	Jun. 26, 2012 Fiscal Quarter Ending 9/30/2013	Jun. 26, 2012 Fiscal Quarter Ending 12/31/2013 and Thereafter	Jun. 26, 2012 Fiscal Quarters Ending 6/30/2012 Through 6/30/2013	Jun. 26, 2012 Fiscal Quarter Ending 9/30/2013 and Thereafter	Jun. 26, 2012 Fiscal Year 2012	Jun. 26, 2012 Fiscal Year 2013	Jun. 26, 2012 Fiscal Year 2014 and Thereafter	Jun. 26, 2012 Letter of Credit [Member]	Dec. 31, 2012 Letter of Credit [Member]	Dec. 31, 2011 Letter of Credit [Member]	Dec. 31, 2012 Through June 30, 2013 Credit Facility Term Loan	Dec. 31, 2012 September 30, 2013 through March 31, 2016 Credit Facility Term Loan
Debt Instrument
Term loan original issuance amount		$ 330,000,000
Maximum borrowing capacity					150,000,000
Credit Facility increased borrowing capacity under certain circumstances								50,000,000
Synthetic leases, amount outstanding							54,000,000
Leverage ratio											6.5	5.75	4.5	4	3.5
Fixed charge ratio																1	1.15
Capital expenditures limit for debt																		125,000,000	85,000,000	150,000,000
Available liquidity required during covenant amendment period								50,000,000
Basis spread on variable rate									4.75%	3.75%
Letter of credit fee																					4.75%
Revolver, commitment fee percentage							0.75%
Interest rate on Term Loan	5.00%		3.56%
Quarterly principal repayment of Term Loan																								4,000,000	8,000,000
Amount of borrowings under the Facility				40,000,000
Letters of Credit Outstanding, Amount																						22,000,000	26,000,000
Remaining borrowing capacity of the Revolver				$ 88,000,000		$ 124,000,000
Percentage of stocks of domestic subsidiaries, subject to exception and lien							100.00%
Percentage of stocks of foreign subsidiaries, subject to exception and lien							65.00%

Debt (7.5% Senior Notes and 4.25% Convertible Senior Notes) (Details) (USD $)	12 Months Ended			1 Months Ended		3 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Nov. 02, 2012 7.5% Senior Notes	Dec. 31, 2012 7.5% Senior Notes	Aug. 14, 2016 4.25% Convertible Senior Notes	Dec. 31, 2012 4.25% Convertible Senior Notes		Dec. 31, 2011 4.25% Convertible Senior Notes		Dec. 31, 2010 4.25% Convertible Senior Notes	Sep. 30, 2012 4.25% Convertible Senior Notes
Debt Instrument
Stated interest rate on debt instrument					7.50%		4.25%		4.25%		4.25%
7.5% senior notes, callable amount				101.25%
Face amount of convertible notes							$ 200,000,000		$ 200,000,000
Number of shares to be issued per $1,000 of 4.25% convertible note						44.5524
Principal amount of note to be considered under conversion rate						1,000
Conversion price (in usd per share)	$ 22.45	$ 22.45	$ 22.45									$ 22.45
Effective interest rate												12.50%
Unamortized discount							(46,918,000)		(56,633,000)
Net carrying amount of debt component							153,082,000	[1]	143,367,000	[1]
Equity component							84,904,000		84,904,000
Issuance costs and income taxes							(3,210,000)		(3,210,000)
Equity component, net of issuance costs and income taxes							81,694,000		81,694,000
4.25% coupon interest							8,500,000		8,500,000		8,500,000
Amortization of deferred financing fees							469,000		469,000		469,000
Amortization of discount on the debt component	9,715,000	8,606,000	7,623,000				9,715,000		8,606,000		7,623,000
Interest expense related to convertible notes							$ 18,684,000		$ 17,575,000		$ 16,592,000

[1]	The fair value of the parent company debt is based on observable inputs, which include quoted prices for similar assets or liabilities in an active market and market-corroborated inputs (Level 2). See also Note 12 for discussion of fair value.

Debt (Preceding Credit Facility and 8 7/8 Senior Notes) (Details) (USD $) In Millions, unless otherwise specified	1 Months Ended		12 Months Ended
	Aug. 31, 2011	Jul. 31, 2011	Dec. 31, 2011 8.875% Senior Notes
Debt Instrument
Amount of debt retired	$ 44	$ 133
8 7/8% callable amounts - July 2011		103.33%
8 7/8% callable amounts - August 2011	102.96%
Expenses related with debt extinguishment			$ 12

Debt (7.875% Senior Secured Notes) (Details) (7.875% Senior Notes, USD $)	0 Months Ended
Feb. 05, 2013
Subsequent Event
Debt Instrument
Stated interest rate on debt instrument	7.88%
Face amount of senior notes	$ 425,000,000
Debt discount rate	99.27%
Effective interest rate	8.00%
Percentage of stocks of domestic subsidiaries, subject to exception and lien	100.00%
Percentage of original aggregate principal amount, minimum after each redemption	65.00%
Events of default, acceleration of other debt agreements	30,000,000
Events of default, non-appealable judgments in-excess amount	30,000,000
Maximum
Debt Instrument
Maximum redemption per period	$ 42,500,000
Maximum | Subsequent Event
Debt Instrument
Percentage of stocks of foreign subsidiaries, subject to exception and lien	65.00%
February 1, 2016 | Subsequent Event
Debt Instrument
Redemption price percentage	105.91%
On or Before February 1, 2016 | Subsequent Event
Debt Instrument
Redemption price percentage	103.00%
February 1, 2017 | Subsequent Event
Debt Instrument
Redemption price percentage	103.94%
February 1, 2018 | Subsequent Event
Debt Instrument
Redemption price percentage	101.97%
February 1, 2019 and Thereafter | Subsequent Event
Debt Instrument
Redemption price percentage	100.00%
Redemption Option Using Cash Proceeds from Equity Offerings | On or Before February 1, 2016 | Subsequent Event
Debt Instrument
Redemption price percentage	107.88%
Redemption Option Using Cash Proceeds from Equity Offerings | On or Before February 1, 2016 | Maximum | Subsequent Event
Debt Instrument
Redemption amount, percentage of principal amount	35.00%
Redemption Option Upon Change of Control | Subsequent Event
Debt Instrument
Redemption price percentage	101.00%

Debt (Asset Based Lending Facility) (Details) (USD $)	12 Months Ended	0 Months Ended						0 Months Ended				0 Months Ended			0 Months Ended			0 Months Ended				0 Months Ended					0 Months Ended
	Dec. 31, 2012 Credit Facility Term Loan and Revolver	Feb. 05, 2013 Subsequent Event 7.875% Senior Notes	Feb. 05, 2013 Subsequent Event ABL Facility	Feb. 05, 2013 Maximum Subsequent Event 7.875% Senior Notes	Feb. 05, 2013 LIBOR Subsequent Event ABL Facility	Feb. 05, 2013 LIBOR Minimum Subsequent Event ABL Facility	Feb. 05, 2013 LIBOR Maximum Subsequent Event ABL Facility	Feb. 05, 2013 Base Rate Subsequent Event ABL Facility	Feb. 05, 2013 Base Rate Minimum Subsequent Event ABL Facility	Feb. 05, 2013 Base Rate Maximum Subsequent Event ABL Facility	Feb. 05, 2013 Fixed Asset Sub-line Subsequent Event ABL Facility	Feb. 05, 2013 Fixed Asset Sub-line LIBOR Subsequent Event ABL Facility	Feb. 05, 2013 Fixed Asset Sub-line LIBOR Minimum Subsequent Event ABL Facility	Feb. 05, 2013 Fixed Asset Sub-line LIBOR Maximum Subsequent Event ABL Facility	Feb. 05, 2013 Fixed Asset Sub-line Base Rate Subsequent Event ABL Facility	Feb. 05, 2013 Fixed Asset Sub-line Base Rate Minimum Subsequent Event ABL Facility	Feb. 05, 2013 Fixed Asset Sub-line Base Rate Maximum Subsequent Event ABL Facility	Feb. 05, 2013 ABL Term Loan Subsequent Event ABL Facility	Feb. 05, 2013 ABL Term Loan LIBOR Subsequent Event ABL Facility	Feb. 05, 2013 ABL Term Loan LIBOR Minimum Subsequent Event ABL Facility	Feb. 05, 2013 ABL Term Loan LIBOR Maximum Subsequent Event ABL Facility	Feb. 05, 2013 ABL Term Loan Base Rate Subsequent Event ABL Facility	Feb. 05, 2013 ABL Term Loan Base Rate Minimum Subsequent Event ABL Facility	Feb. 05, 2013 ABL Term Loan Base Rate Maximum Subsequent Event ABL Facility	Feb. 05, 2013 Option 1 LIBOR Subsequent Event ABL Facility	Feb. 05, 2013 Option 2 LIBOR Subsequent Event ABL Facility	Feb. 05, 2013 Fixed Charge Coverage Ratio Covenant Subsequent Event ABL Facility	Feb. 05, 2013 Maintenance of Cash in Accounts Subject to Control of Collateral Agent Subsequent Event ABL Facility	Dec. 31, 2012 Letter of Credit [Member]	Dec. 31, 2011 Letter of Credit [Member]	Feb. 05, 2013 Letter of Credit [Member] Subsequent Event ABL Facility
Debt Instrument
Debt term			5 years
Stated interest rate on debt instrument		7.88%
Maximum borrowing capacity			$ 200,000,000
Maturity period prior to maturity of the 4.25% Convertible Senior Notes			60 days
Term loan			7,500,000
Required annual repayment																		2,000,000
Initial borrowing capacity			112,000,000								22,000,000
Initial borrowings under the Facility			37,000,000
Letters of Credit Outstanding, Amount																													22,000,000	26,000,000	21,000,000
Remaining borrowing capacity of the Facility			$ 54,000,000
Description of variable rate basis			LIBOR		LIBOR			Base Rate				LIBOR			Base Rate				LIBOR			Base Rate
Basis spread on variable rate					2.00%	1.75%	2.25%	0.50%	0.25%	0.75%	1.00%	2.50%	2.25%	2.75%		0.75%	1.25%			2.75%	3.25%		1.25%	1.75%	2.42%
Weighted average interest rate																										2.67%
Percentage of stocks of domestic subsidiaries, subject to exception and lien	100.00%	100.00%	100.00%
Percentage of stocks of foreign subsidiaries, subject to exception and lien	65.00%		65.00%	65.00%
Percentage of maximum stated revolver amount																											10.00%	12.50%

Hedging (Hedging - Foreign Currency) (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Foreign currency cash flow hedge unrealized losses that would be reclassified during the next 12 months	$ 23,000,000
Gains (losses) on 30-day euro forward contracts	(2,812,000)	4,267,000	8,437,000
Gains (losses) from fluctuations in the value of the net monetary assets exposed to euro exchange rates	$ (2,187,000)	$ (13,115,000)	$ (11,137,000)

Hedging (Gains and Losses on New Shipping Configuration) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2012	Dec. 31, 2011 Mg
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Maximum length of time hedged in bunker fuel forward contracts		3 years
Amount of unrealized net gains on bunker fuel hedging portfolio that would be reclassified to net income, if realized in the next twelve months		$ 6
Unrealized gains on bunker fuel forward contracts reclassified to Cost of Sales	12
Gains on Bunker Fuel Forward Contracts, in Excess of Expected Core Fuel Demand	$ 2
Notional amount of fuel derivatives (in mt)			74,655	[1]

[1]	1 As described in the paragraph above, new cash flow hedge relationships were established for certain bunker fuel forward contracts in 2011. These changes result in hedge rates for accounting purposes that are different from those in the hedge contract terms.

Hedging (Hedge Portfolio) (Details) In Millions, unless otherwise specified	Dec. 31, 2011 Mg		Dec. 31, 2012 Purchased euro put options settling in 2013 USD ($)	Dec. 31, 2012 Purchased euro put options settling in 2013 EUR (€)	Dec. 31, 2012 Sold euro call options settling in 2013 USD ($)	Dec. 31, 2012 Sold euro call options settling in 2013 EUR (€)	Dec. 31, 2012 Average rate forward contracts settling in 2013 USD ($)	Dec. 31, 2012 Average rate forward contracts settling in 2013 EUR (€)	Dec. 31, 2012 2013 Mg		Dec. 31, 2012 2014 Mg		Dec. 31, 2012 2015 Mg		Dec. 31, 2012 30 day euro forward contract USD ($)	Dec. 31, 2012 30 day euro forward contract EUR (€)
Derivative
Notional amount of currency derivatives designated cash flow hedges				€ 212		€ 212		€ 148
Currency derivatives designated cash flow hedges contract average of price (in USD per euro)			1.2		1.28		1.23
Notional amount of fuel derivatives designated cash flow hedges (in mt)	74,655	[1]							76,701	[1]	108,416	[1]	74,640	[1]
Fuel derivatives designated cash flow hedges contract average rate (in USD per mt)									497	[1]	587	[1]	564	[1]
Notional amount of foreign currency derivative instruments not designated as hedging instruments																€ 50
Foreign currency derivative instruments not designated as hedging instruments average forward exchange rate (in US per Euro)															1.32

[1]	1 As described in the paragraph above, new cash flow hedge relationships were established for certain bunker fuel forward contracts in 2011. These changes result in hedge rates for accounting purposes that are different from those in the hedge contract terms.

Hedging (Derivative Assets and Liabilities) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011
Foreign currency derivatives
Derivative Assets and Liabilities, Designated as Hedging Instruments [Roll Forward]
Balance at the beginning of the period	$ 5,232		$ 293
Realized (gains) losses included in net income	(651)		(501)
Purchases (sales), net	850	[1]	5,013	[1]
Changes in fair value	(28,646)		427
Balance at the end of the period	(23,215)		5,232
Bunker fuel forward contracts
Derivative Assets and Liabilities, Designated as Hedging Instruments [Roll Forward]
Balance at the beginning of the period	14,754		27,314
Realized (gains) losses included in net income	(16,053)		(37,019)
Purchases (sales), net	0	[1]	(10,296)	[1]
Changes in fair value	9,871		34,755
Balance at the end of the period	$ 8,572		$ 14,754

[1]	1 Purchases (sales) represent the cash premiums paid upon the purchase of euro put options or received upon the sale of euro call options and sales of bunker fuel forward contracts prior to their expiration. Bunker fuel forward contracts require no up-front cash payment and have an initial fair value of zero; settlements on the forward contracts (swaps) occur upon their maturity.

Hedging (Deferred Net Gains (Losses) in AOCI expected to be reclassed into income) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Currency Hedge Portfolio
Derivative
Derivative instruments, gain (loss) reclassification from accumulated OCI to income, estimated net amount to be transferred	$ (23,476)
Bunker Fuel Forward Contracts
Derivative
Derivative instruments, gain (loss) reclassification from accumulated OCI to income, estimated net amount to be transferred	6,918
Total
Derivative
Derivative instruments, gain (loss) reclassification from accumulated OCI to income, estimated net amount to be transferred	(16,558)
2013 | Currency Hedge Portfolio
Derivative
Derivative instruments, gain (loss) reclassification from accumulated OCI to income, estimated net amount to be transferred	(23,476)
2013 | Bunker Fuel Forward Contracts
Derivative
Derivative instruments, gain (loss) reclassification from accumulated OCI to income, estimated net amount to be transferred	6,128
2013 | Total
Derivative
Derivative instruments, gain (loss) reclassification from accumulated OCI to income, estimated net amount to be transferred	(17,348)
2014 | Currency Hedge Portfolio
Derivative
Derivative instruments, gain (loss) reclassification from accumulated OCI to income, estimated net amount to be transferred	0
2014 | Bunker Fuel Forward Contracts
Derivative
Derivative instruments, gain (loss) reclassification from accumulated OCI to income, estimated net amount to be transferred	(98)
2014 | Total
Derivative
Derivative instruments, gain (loss) reclassification from accumulated OCI to income, estimated net amount to be transferred	(98)
2015 | Currency Hedge Portfolio
Derivative
Derivative instruments, gain (loss) reclassification from accumulated OCI to income, estimated net amount to be transferred	0
2015 | Bunker Fuel Forward Contracts
Derivative
Derivative instruments, gain (loss) reclassification from accumulated OCI to income, estimated net amount to be transferred	888
2015 | Total
Derivative
Derivative instruments, gain (loss) reclassification from accumulated OCI to income, estimated net amount to be transferred	$ 888

Hedging (Cash Flow Hedging) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011
Total
Gain (loss) recognized in OCI on derivative (effective portion)	$ (16,928)		$ 38,903
Gain (loss) reclassified from AOCI into income (effective portion)1	17,293	[1]	44,824	[1]
Gain (loss) recognized in income on derivative (ineffective portion)1	(668)	[1]	10,095	[1]
Currency Hedge Portfolio
Currency Hedge Portfolio
Gain (loss) recognized in OCI on derivative (effective portion)	(27,467)		14,243
Gain (loss) reclassified from accumulated OCI into income (effective portion)	1,240	[1]	7,805	[1]
Gain (loss) recognized in income on derivative (ineffective portion)	0	[1]	0	[1]
Bunker Fuel Forward Contracts
Bunker Fuel Forward Contracts
Gain (loss) recognized in OCI on derivative (effective portion)	10,539		24,660
Gain (loss) reclassified from AOCI into income (effective portion)1	16,053	[1]	37,019	[1]
Gain (loss) recognized in income on derivative (ineffective portion)1	$ (668)	[1]	$ 10,095	[1]

[1]	1 Both the gain (loss) reclassified from accumulated OCI into income (effective portion) and the gain (loss) recognized in income on derivative (ineffective portion), if any, are included in "Net sales" for the currency hedge portfolio and "Cost of sales" for bunker fuel forward contracts.

Fair Value Measurements (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Assets (Liabilties) at Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Total financial assets and liabilities at fair value	$ (13,005)		$ 23,319
Level 1
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Total financial assets and liabilities at fair value	1,668		2,683
Level 2
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Total financial assets and liabilities at fair value	(14,673)		20,636
Level 3
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Total financial assets and liabilities at fair value	0		0
Gross assets included in Other current assets | Assets (Liabilties) at Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Available-for-sale investment	1,668
Gross assets included in Other current assets | Level 1
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Available-for-sale investment	1,668
Gross assets included in Other current assets | Level 2
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Available-for-sale investment	0
Gross assets included in Other current assets | Level 3
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Available-for-sale investment	0
Gross assets included in Investments & other assets, net | Assets (Liabilties) at Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Available-for-sale investment			2,683
Gross assets included in Investments & other assets, net | Level 1
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Available-for-sale investment			2,683
Gross assets included in Investments & other assets, net | Level 2
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Available-for-sale investment			0
Gross assets included in Investments & other assets, net | Level 3
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Available-for-sale investment			0
Currency Hedge Portfolio | Gross assets included in Other current assets | Assets (Liabilties) at Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross asset	192	[1]	5,232	[1]
Currency Hedge Portfolio | Gross assets included in Other current assets | Level 1
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross asset	0	[1]	0	[1]
Currency Hedge Portfolio | Gross assets included in Other current assets | Level 2
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross asset	192	[1]	5,232	[1]
Currency Hedge Portfolio | Gross assets included in Other current assets | Level 3
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross asset	0	[1]	0	[1]
Currency Hedge Portfolio | Gross liabilities included in Other current assets | Assets (Liabilties) at Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross liability	(2,550)	[1]
Currency Hedge Portfolio | Gross liabilities included in Other current assets | Level 1
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross liability	0	[1]
Currency Hedge Portfolio | Gross liabilities included in Other current assets | Level 2
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross liability	(2,550)	[1]
Currency Hedge Portfolio | Gross liabilities included in Other current assets | Level 3
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross liability	0	[1]
Currency Hedge Portfolio | Gross assets included in Accrued liabilities | Assets (Liabilties) at Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative liability, fair value, gross asset	1,992	[1]
Currency Hedge Portfolio | Gross assets included in Accrued liabilities | Level 1
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative liability, fair value, gross asset	0	[1]
Currency Hedge Portfolio | Gross assets included in Accrued liabilities | Level 2
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative liability, fair value, gross asset	1,992	[1]
Currency Hedge Portfolio | Gross assets included in Accrued liabilities | Level 3
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative liability, fair value, gross asset	0	[1]
Currency Hedge Portfolio | Gross liabilities included in Accrued liabilities | Assets (Liabilties) at Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative liability, fair value, gross liability	(22,849)	[1]
Currency Hedge Portfolio | Gross liabilities included in Accrued liabilities | Level 1
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative liability, fair value, gross liability	0	[1]
Currency Hedge Portfolio | Gross liabilities included in Accrued liabilities | Level 2
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative liability, fair value, gross liability	(22,849)	[1]
Currency Hedge Portfolio | Gross liabilities included in Accrued liabilities | Level 3
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative liability, fair value, gross liability	0	[1]
30 day euro forward contract | Gross assets included in Other current assets | Assets (Liabilties) at Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross asset	4	[1]	650	[1]
30 day euro forward contract | Gross assets included in Other current assets | Level 1
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross asset	0	[1]	0	[1]
30 day euro forward contract | Gross assets included in Other current assets | Level 2
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross asset	4	[1]	650	[1]
30 day euro forward contract | Gross assets included in Other current assets | Level 3
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross asset	0	[1]	0	[1]
30 day euro forward contract | Gross liabilities included in Other current assets | Assets (Liabilties) at Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross liability	(11)	[1]
30 day euro forward contract | Gross liabilities included in Other current assets | Level 1
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross liability	0	[1]
30 day euro forward contract | Gross liabilities included in Other current assets | Level 2
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross liability	(11)	[1]
30 day euro forward contract | Gross liabilities included in Other current assets | Level 3
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross liability	0	[1]
30 day euro forward contract | Gross assets included in Accrued liabilities | Assets (Liabilties) at Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative liability, fair value, gross asset	1	[1]
30 day euro forward contract | Gross assets included in Accrued liabilities | Level 1
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative liability, fair value, gross asset	0	[1]
30 day euro forward contract | Gross assets included in Accrued liabilities | Level 2
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative liability, fair value, gross asset	1	[1]
30 day euro forward contract | Gross assets included in Accrued liabilities | Level 3
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative liability, fair value, gross asset	0	[1]
30 day euro forward contract | Gross liabilities included in Accrued liabilities | Assets (Liabilties) at Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative liability, fair value, gross liability	(24)	[1]
30 day euro forward contract | Gross liabilities included in Accrued liabilities | Level 1
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative liability, fair value, gross liability	0	[1]
30 day euro forward contract | Gross liabilities included in Accrued liabilities | Level 2
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative liability, fair value, gross liability	(24)	[1]
30 day euro forward contract | Gross liabilities included in Accrued liabilities | Level 3
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative liability, fair value, gross liability	0	[1]
Bunker Fuel Forward Contracts | Gross assets included in Other current assets | Assets (Liabilties) at Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross asset	4,001	[1]	17,490	[1]
Bunker Fuel Forward Contracts | Gross assets included in Other current assets | Level 1
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross asset	0	[1]	0	[1]
Bunker Fuel Forward Contracts | Gross assets included in Other current assets | Level 2
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross asset	4,001	[1]	17,490	[1]
Bunker Fuel Forward Contracts | Gross assets included in Other current assets | Level 3
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross asset	0	[1]	0	[1]
Bunker Fuel Forward Contracts | Gross liabilities included in Other current assets | Assets (Liabilties) at Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross liability			(5,460)	[1]
Bunker Fuel Forward Contracts | Gross liabilities included in Other current assets | Level 1
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross liability			0	[1]
Bunker Fuel Forward Contracts | Gross liabilities included in Other current assets | Level 2
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross liability			(5,460)	[1]
Bunker Fuel Forward Contracts | Gross liabilities included in Other current assets | Level 3
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross liability			0	[1]
Bunker Fuel Forward Contracts | Gross assets included in Investments & other assets, net | Assets (Liabilties) at Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross asset	1,889	[1]	7,232	[1]
Bunker Fuel Forward Contracts | Gross assets included in Investments & other assets, net | Level 1
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross asset	0	[1]	0	[1]
Bunker Fuel Forward Contracts | Gross assets included in Investments & other assets, net | Level 2
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross asset	1,889	[1]	7,232	[1]
Bunker Fuel Forward Contracts | Gross assets included in Investments & other assets, net | Level 3
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross asset	0	[1]	0	[1]
Bunker Fuel Forward Contracts | Gross liabilities included in Investments & other assets, net | Assets (Liabilties) at Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross liability	(1,059)	[1]	(3,990)	[1]
Bunker Fuel Forward Contracts | Gross liabilities included in Investments & other assets, net | Level 1
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross liability	0	[1]	0	[1]
Bunker Fuel Forward Contracts | Gross liabilities included in Investments & other assets, net | Level 2
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross liability	(1,059)	[1]	(3,990)	[1]
Bunker Fuel Forward Contracts | Gross liabilities included in Investments & other assets, net | Level 3
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative asset, fair value, gross liability	0	[1]	0	[1]
Bunker Fuel Forward Contracts | Gross assets included in Accrued liabilities | Assets (Liabilties) at Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative liability, fair value, gross asset	3,741	[1]
Bunker Fuel Forward Contracts | Gross assets included in Accrued liabilities | Level 1
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative liability, fair value, gross asset	0	[1]
Bunker Fuel Forward Contracts | Gross assets included in Accrued liabilities | Level 2
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative liability, fair value, gross asset	3,741	[1]
Bunker Fuel Forward Contracts | Gross assets included in Accrued liabilities | Level 3
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative liability, fair value, gross asset	0	[1]
Bunker Fuel Forward Contracts | Gross assets included in Other liabilities | Assets (Liabilties) at Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative liability, fair value, gross asset			577	[1]
Bunker Fuel Forward Contracts | Gross assets included in Other liabilities | Level 1
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative liability, fair value, gross asset			0	[1]
Bunker Fuel Forward Contracts | Gross assets included in Other liabilities | Level 2
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative liability, fair value, gross asset			577	[1]
Bunker Fuel Forward Contracts | Gross assets included in Other liabilities | Level 3
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative liability, fair value, gross asset			0	[1]
Bunker Fuel Forward Contracts | Gross liabilties included in Other liabilities | Assets (Liabilties) at Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative liability, fair value, gross liability			(1,095)	[1]
Bunker Fuel Forward Contracts | Gross liabilties included in Other liabilities | Level 1
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative liability, fair value, gross liability			0	[1]
Bunker Fuel Forward Contracts | Gross liabilties included in Other liabilities | Level 2
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative liability, fair value, gross liability			(1,095)	[1]
Bunker Fuel Forward Contracts | Gross liabilties included in Other liabilities | Level 3
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Derivative liability, fair value, gross liability			$ 0	[1]

[1]	Currency hedge portfolio and bunker fuel forward contracts are designated as hedging instruments. 30-day euro forward contracts are not designated as hedging instruments. To the extent derivatives in an asset position and derivatives in a liability position are with the same counterparty, they are netted in the Consolidated Balance Sheets because the company enters into master netting arrangements with each of its hedging partners. See also Note 11.

Leases (Operating Lease) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Operating Leased Assets
Gross rentals	$ 240,389	$ 216,784	$ 204,625
Sublease rentals	(21,961)	(5,416)	(4,679)
Total rental expense	218,428	211,368	199,946
Ships and Containers
Operating Leased Assets
Gross rentals	198,137	175,905	165,562
Other
Operating Leased Assets
Gross rentals	$ 42,252	$ 40,879	$ 39,063

Leases (Future Minimum Lease Payment) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Operating Leased Assets
2013	$ 123,571
2014	68,489
2015	50,435
2016	37,469
2017	27,823
Later years	34,081
Ships and Containers
Operating Leased Assets
2013	101,075
2014	52,349
2015	37,550
2016	29,447
2017	20,456
Later years	10,549
Other
Operating Leased Assets
2013	22,496
2014	16,140
2015	12,885
2016	8,022
2017	7,367
Later years	$ 23,532

Leases (Narrative) (Details) (USD $)	3 Months Ended		12 Months Ended											12 Months Ended					3 Months Ended		6 Months Ended		3 Months Ended
	Mar. 31, 2012 ship	Dec. 31, 2011 ship	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Cargo Ships ship	Dec. 31, 2012 Refrigerated Cargo Ship ship	Dec. 31, 2012 Containerized Cargo Ship ship	Dec. 31, 2012 Chartered Cargo Ship ship	Dec. 31, 2012 Ship Charter ship	Dec. 31, 2012 Containers container	Dec. 31, 2011 Containers	Dec. 31, 2010 Containers	Dec. 31, 2012 Containers Minimum	Dec. 31, 2012 Containers Maximum	Dec. 31, 2012 Generator Set and Chassis Minimum generator_set_and_chassis	Dec. 31, 2012 Generator Set and Chassis Maximum generator_set_and_chassis	Dec. 31, 2012 2007 Sale Leaseback ship	Mar. 31, 2012 Bananas ship	Dec. 31, 2011 Bananas ship	Mar. 31, 2012 Bananas ship	Dec. 31, 2012 Midwest salad production and warehousing facility [Member]	Jun. 30, 2012 Midwest salad production and warehousing facility [Member] unit	Dec. 31, 2012 Midwest salad production and warehousing facility [Member]
Operating Leased Assets
Sale leaseback transaction, number of units						11	8	3										11
Renewal option, extension period						5 years																	5 years
Operating leases, renewal option, number of ships						4
Number of ships subleases, not renewed and removed from service	3	2							5										3	2	5
Number of cargo ship leases not renewed for 2013										8
Sale-leaseback gain amortization			$ 14,349,000	$ 14,131,000	$ 14,562,000														$ 2,000,000
Acceleration of losses on ship sublease arrangements, net of sublease income				4,000,000															6,000,000	4,000,000
Number of units subject to operating lease											13,000					3,000	4,000
Lease term														5 years	8 years								20 years
Operating leases, future minimum payments due											16,000,000
Guaranteed residual value of a portion of the leased containers											16,000,000	21,000,000	26,000,000
Number of existing facilities to be replaced																							3
Number of lease renewal options																							2
Build to suit lease in Property, plant and equipment, net																								28,000,000
Build to suit lease obligation included in Other liabilities																						28,000,000
Total construction costs through completion			$ 40,000,000

Pension and Severance Benefits (Net Benefit Costs) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Domestic Plans
Defined Benefit Plan and Severance
Service cost	$ 363	$ 447	$ 466
Interest on projected benefit obligation	1,086	1,237	1,327
Expected return on plan assets	(1,477)	(1,685)	(1,668)
Recognized actuarial loss	374	239	144
Defined benefit and severance plans	346	238	269
Defined contribution plans	8,544	8,718	9,225
Total pension and severance expense	8,890	8,956	9,494
Foreign Plans
Defined Benefit Plan and Severance
Service cost	6,783	6,291	6,105
Interest on projected benefit obligation	3,903	4,044	4,195
Expected return on plan assets	(32)	(34)	(37)
Recognized actuarial loss	570	647	821
Amortization of prior service cost	128	128	128
Defined benefit plan, before recognized net gain due to settlement	11,352	11,076	11,212
Net settlement gain	0	(134)	(118)
Defined benefit and severance plans	11,352	10,942	11,094
Defined contribution plans	466	428	410
Total pension and severance expense	$ 11,818	$ 11,370	$ 11,504

Pension and Severance Benefits (Projected Benefit Obligation) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Fair value of plan assets at end of year	$ 24,644	$ 23,578
Domestic Plans
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Fair value of plan assets at beginning of year	18,505	19,249
Actual return on plan assets	2,244	(244)
Employer contributions	1,274	1,936
Benefits paid	(2,555)	(2,436)
Foreign exchange	0	0
Fair value of plan assets at end of year	19,468	18,505
Defined Benefit Plan, Change in Benefit Obligation [Roll Forward]
Projected benefit obligation at beginning of year	26,774	25,665
Service and interest cost	1,449	1,684
Actuarial loss (gain)	1,665	1,861
Benefits paid	(2,555)	(2,436)
Foreign exchange	0	0
Projected benefit obligation at end of year	27,333	26,774
Plan assets less than projected benefit obligation	(7,865)	(8,269)
Foreign Plans
Defined Benefit Plan, Change in Fair Value of Plan Assets [Roll Forward]
Fair value of plan assets at beginning of year	5,073	5,014
Actual return on plan assets	47	74
Employer contributions	8,372	8,409
Benefits paid	(8,275)	(8,424)
Foreign exchange	(41)	0
Fair value of plan assets at end of year	5,176	5,073
Defined Benefit Plan, Change in Benefit Obligation [Roll Forward]
Projected benefit obligation at beginning of year	59,228	57,454
Service and interest cost	10,686	10,335
Actuarial loss (gain)	(942)	(79)
Benefits paid	(8,275)	(8,424)
Foreign exchange	(12)	(58)
Projected benefit obligation at end of year	60,685	59,228
Plan assets less than projected benefit obligation	$ (55,509)	$ (54,155)

Pension and Severance Benefits (Assumptions Used) (Details)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Domestic Plans
Weighted Average Assumptions Used in Calculating Projected Benefit Obligation
Discount rate	3.50%	4.25%
Rate of compensation increase	5.00%	5.00%
Weighted Average Assumptions Used in Calculating Net Periodic Benefit Cost
Discount rate	4.25%	5.00%
Rate of compensation increase	5.00%	5.00%
Long-term rate of return on plan assets	8.00%	8.00%
Foreign Plans
Weighted Average Assumptions Used in Calculating Projected Benefit Obligation
Discount rate	6.75%	6.75%
Rate of compensation increase	5.00%	5.00%
Weighted Average Assumptions Used in Calculating Net Periodic Benefit Cost
Discount rate	6.75%	8.00%
Rate of compensation increase	5.00%	5.00%
Long-term rate of return on plan assets	1.00%	1.00%

Pension and Severance Benefits (Unrecognized Costs) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Compensation and Retirement Disclosure [Abstract]
Unrecognized actuarial losses	$ 23,156	$ 24,263
Unrecognized prior service costs	$ 820	$ 948

Pension and Severance Benefits (Weighted Average Allocation of Plan Assets) (Details)	Dec. 31, 2012	Dec. 31, 2011
Equity securities | Domestic Plans
Defined Benefit Plan and Severance
Weighted-average plan asset allocation	75.00%	71.00%
Equity securities | Foreign Plans
Defined Benefit Plan and Severance
Weighted-average plan asset allocation	4.00%	0.00%
Fixed income securities | Domestic Plans
Defined Benefit Plan and Severance
Weighted-average plan asset allocation	23.00%	26.00%
Fixed income securities | Foreign Plans
Defined Benefit Plan and Severance
Weighted-average plan asset allocation	54.00%	54.00%
Cash and equivalents | Domestic Plans
Defined Benefit Plan and Severance
Weighted-average plan asset allocation	2.00%	3.00%
Cash and equivalents | Foreign Plans
Defined Benefit Plan and Severance
Weighted-average plan asset allocation	42.00%	46.00%

Pension and Severance Benefits (Allocation of Plan Assets) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Defined Benefit Plan and Severance
Fair value of plan assets	$ 24,644	$ 23,578
Level 1
Defined Benefit Plan and Severance
Fair value of plan assets	17,310	16,060
Level 2
Defined Benefit Plan and Severance
Fair value of plan assets	7,334	7,518
Level 3
Defined Benefit Plan and Severance
Fair value of plan assets	0	0
Domestic Plans
Defined Benefit Plan and Severance
Fair value of plan assets	19,468	18,505	19,249
Domestic Plans | Level 1
Defined Benefit Plan and Severance
Fair value of plan assets	14,953	13,713
Domestic Plans | Level 2
Defined Benefit Plan and Severance
Fair value of plan assets	4,515	4,792
Domestic Plans | Level 3
Defined Benefit Plan and Severance
Fair value of plan assets	0	0
Domestic Plans | Money market accounts
Defined Benefit Plan and Severance
Fair value of plan assets	393	538
Domestic Plans | Money market accounts | Level 1
Defined Benefit Plan and Severance
Fair value of plan assets	393	538
Domestic Plans | Money market accounts | Level 2
Defined Benefit Plan and Severance
Fair value of plan assets	0	0
Domestic Plans | Money market accounts | Level 3
Defined Benefit Plan and Severance
Fair value of plan assets	0	0
Domestic Plans | Domestic mutual funds
Defined Benefit Plan and Severance
Fair value of plan assets	7,207	6,546
Domestic Plans | Domestic mutual funds | Level 1
Defined Benefit Plan and Severance
Fair value of plan assets	7,207	6,546
Domestic Plans | Domestic mutual funds | Level 2
Defined Benefit Plan and Severance
Fair value of plan assets	0	0
Domestic Plans | Domestic mutual funds | Level 3
Defined Benefit Plan and Severance
Fair value of plan assets	0	0
Domestic Plans | International mutual funds
Defined Benefit Plan and Severance
Fair value of plan assets	2,280	1,912
Domestic Plans | International mutual funds | Level 1
Defined Benefit Plan and Severance
Fair value of plan assets	2,280	1,912
Domestic Plans | International mutual funds | Level 2
Defined Benefit Plan and Severance
Fair value of plan assets	0	0
Domestic Plans | International mutual funds | Level 3
Defined Benefit Plan and Severance
Fair value of plan assets	0	0
Domestic Plans | Domestic large-cap common stock
Defined Benefit Plan and Severance
Fair value of plan assets	5,045	4,717
Domestic Plans | Domestic large-cap common stock | Level 1
Defined Benefit Plan and Severance
Fair value of plan assets	5,045	4,717
Domestic Plans | Domestic large-cap common stock | Level 2
Defined Benefit Plan and Severance
Fair value of plan assets	0	0
Domestic Plans | Domestic large-cap common stock | Level 3
Defined Benefit Plan and Severance
Fair value of plan assets	0	0
Domestic Plans | Corporate bonds
Defined Benefit Plan and Severance
Fair value of plan assets	2,442	2,642
Domestic Plans | Corporate bonds | Level 1
Defined Benefit Plan and Severance
Fair value of plan assets	0	0
Domestic Plans | Corporate bonds | Level 2
Defined Benefit Plan and Severance
Fair value of plan assets	2,442	2,642
Domestic Plans | Corporate bonds | Level 3
Defined Benefit Plan and Severance
Fair value of plan assets	0	0
Domestic Plans | Mortgage/asset-backed securities
Defined Benefit Plan and Severance
Fair value of plan assets	1,795	1,968
Domestic Plans | Mortgage/asset-backed securities | Level 1
Defined Benefit Plan and Severance
Fair value of plan assets	0	0
Domestic Plans | Mortgage/asset-backed securities | Level 2
Defined Benefit Plan and Severance
Fair value of plan assets	1,795	1,968
Domestic Plans | Mortgage/asset-backed securities | Level 3
Defined Benefit Plan and Severance
Fair value of plan assets	0	0
Domestic Plans | Other
Defined Benefit Plan and Severance
Fair value of plan assets	306	182
Domestic Plans | Other | Level 1
Defined Benefit Plan and Severance
Fair value of plan assets	28	0
Domestic Plans | Other | Level 2
Defined Benefit Plan and Severance
Fair value of plan assets	278	182
Domestic Plans | Other | Level 3
Defined Benefit Plan and Severance
Fair value of plan assets	0	0
Foreign Plans
Defined Benefit Plan and Severance
Fair value of plan assets	5,176	5,073	5,014
Foreign Plans | Level 1
Defined Benefit Plan and Severance
Fair value of plan assets	2,357	2,347
Foreign Plans | Level 2
Defined Benefit Plan and Severance
Fair value of plan assets	2,819	2,726
Foreign Plans | Level 3
Defined Benefit Plan and Severance
Fair value of plan assets	0	0
Foreign Plans | Cash and equivalents
Defined Benefit Plan and Severance
Fair value of plan assets	2,158	2,347
Foreign Plans | Cash and equivalents | Level 1
Defined Benefit Plan and Severance
Fair value of plan assets	2,158	2,347
Foreign Plans | Cash and equivalents | Level 2
Defined Benefit Plan and Severance
Fair value of plan assets	0	0
Foreign Plans | Cash and equivalents | Level 3
Defined Benefit Plan and Severance
Fair value of plan assets	0	0
Foreign Plans | Equity securities
Defined Benefit Plan and Severance
Fair value of plan assets	199
Foreign Plans | Equity securities | Level 1
Defined Benefit Plan and Severance
Fair value of plan assets	199
Foreign Plans | Equity securities | Level 2
Defined Benefit Plan and Severance
Fair value of plan assets	0
Foreign Plans | Equity securities | Level 3
Defined Benefit Plan and Severance
Fair value of plan assets	0
Foreign Plans | Fixed income securities
Defined Benefit Plan and Severance
Fair value of plan assets	2,819	2,726
Foreign Plans | Fixed income securities | Level 1
Defined Benefit Plan and Severance
Fair value of plan assets	0	0
Foreign Plans | Fixed income securities | Level 2
Defined Benefit Plan and Severance
Fair value of plan assets	2,819	2,726
Foreign Plans | Fixed income securities | Level 3
Defined Benefit Plan and Severance
Fair value of plan assets	$ 0	$ 0

Pension and Severance Benefits (Expected Benefit Payments) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Domestic Plans
Defined Benefit Plan and Severance
2013	$ 2,046
2014	2,028
2015	2,022
2016	1,987
2017	1,941
2018-2022	8,889
Foreign Plans
Defined Benefit Plan and Severance
2013	7,211
2014	7,457
2015	8,149
2016	9,054
2017	9,499
2018-2022	$ 44,778

Pension and Severance Benefits (Narrative) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended					12 Months Ended
	Dec. 31, 2012	Dec. 31, 2012 Foreign Plans	Dec. 31, 2011 Foreign Plans	Dec. 31, 2012 Domestic Plans	Dec. 31, 2011 Domestic Plans	Dec. 31, 2012 Domestic Plans Equity securities	Dec. 31, 2012 Domestic Plans Fixed income securities
Defined Benefit Plan and Severance
Short-term portion of the unfunded status		$ 5	$ 9
Accumulated benefit obligation		45	46	27	27
Prior service costs and actuarial loss included in Accumulated Other Comprehensive Income and expected to be included in net periodic pension cost during the next twelve months	1
Target allocation						75.00%	25.00%
Expected employer contributions		$ 7		$ 1

Income Taxes (Textuals) (Details) (USD $)	3 Months Ended		12 Months Ended
	Dec. 31, 2012	Jun. 30, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Operating Loss Carryforwards
Cash paid for income taxes			$ 8,000,000	$ 17,000,000	$ 9,000,000
Income before taxes attributable to foreign operations			38,000,000	11,000,000	11,000,000
Undistributed earnings of foreign subsidiaries	1,600,000,000		1,600,000,000
Reversal of U.S. valuation allowance	130,000,000	87,000,000
Out of period income tax adjustment			4,000,000
Unrecognized tax benefits that would impact effective tax rate	6,000,000		6,000,000	4,000,000	7,000,000
Interest and penalties included in Income tax benefit			1,000,000	2,000,000	4,000,000
Cumulative interest and penalities				1,000,000
Unrecorded benefit impacting the effective tax rate that is reasonably possible to be recognized	1,000,000		1,000,000
Domestic Tax Authority
Operating Loss Carryforwards
Net operating loss carryforwards	352,000,000		352,000,000	285,000,000
Foreign Tax Authority
Operating Loss Carryforwards
Net operating loss carryforwards	672,000,000		672,000,000	485,000,000
State and Local Jurisdiction [Member]
Operating Loss Carryforwards
Net operating loss carryforwards	326,000,000		326,000,000	323,000,000
Expiration between 2013 and 2026 | Foreign Tax Authority
Operating Loss Carryforwards
Net operating loss carryforwards	498,000,000		498,000,000
Indefinite period | Foreign Tax Authority
Operating Loss Carryforwards
Net operating loss carryforwards	$ 174,000,000		$ 174,000,000

Income Taxes (Income Tax Benefit) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Current:
U.S. Federal	$ 0	$ 0	$ 1,300
U.S. State and local	(1,353)	(1,564)	1,354
International	(13,569)	(11,036)	437
Total current tax benefit	(14,922)	(12,600)	3,091
Deferred:
U.S. Federal	(82,098)	90,148	0
U.S. State and local	(6,456)	7,261	33
International	(1,763)	(2,609)	(1,524)
Total deferred tax benefit	(90,317)	94,800	(1,491)
Income tax (expense) benefit	$ (105,239)	$ 82,200	$ 1,600

Income Taxes (Deferred Income Taxes) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Deferred tax benefits:
Net operating loss carryforwards	$ 231,326	$ 196,114
Other tax carryforwards	3,065	1,768
Employee benefits	30,040	30,489
Accrued expenses	25,201	24,840
Depreciation and amortization	20,193	15,935
Other	5,067	2,544
Total deferred tax assets	314,892	271,690
Valuation allowance	(246,425)	(104,256)
Deferred tax assets, net of valuation allowance	68,467	167,434
Deferred tax liabilities:
Depreciation and amortization	(4,097)	0
Growing crops	(18,331)	(17,379)
Trademarks	(127,533)	(136,696)
Discount on Convertible Notes	(18,285)	(22,017)
Other	(2,606)	(4,397)
Total deferred tax liabilities	(170,852)	(180,489)
Net deferred tax liabilities	$ (102,385)	$ (13,055)

Income Taxes (Deferred Income Taxes, Balance Sheet Location) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Income Tax Disclosure [Abstract]
Other current assets	$ 7,406	$ 26,685
Investments and other assets, net	1,837	3,508
Deferred Tax Liabilities, Net, Current	0	0
Deferred tax liabilities	(111,628)	(43,248)
Net deferred tax liabilities	$ 102,385	$ 13,055

Income Taxes (Income Tax Reconciliation) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Tax Disclosure [Abstract]
Income tax (expense) benefit computed at U.S. federal statutory rate	$ 104,228	$ 8,882	$ (20,658)
State income taxes, net of federal benefit	(5,076)	(856)	(1,149)
Impact of foreign operations	(15,100)	(9,750)	(25,508)
Change in valuation allowance	(133,135)	85,375	38,794
Goodwill	(52,500)	0	0
Tax contingencies	(2,230)	(1,167)	9,764
Other	(1,426)	(284)	357
Income tax (expense) benefit	$ (105,239)	$ 82,200	$ 1,600

Income Taxes (Unrecognized Tax Benefits Roll Forward) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Reconciliation of Unrecognized Tax Benefits, Excluding Amounts Pertaining to Examined Tax Returns [Roll Forward]
Balance as of beginning of the year	$ 6,308	$ 10,295	$ 15,825
Additions of tax positions of prior years	3,815	4,955	0
Settlements	0	(5,843)	0
Reductions due to lapse of the statute of limitations	(4,196)	(3,054)	(4,715)
Foreign currency exchange change	(2)	(45)	(815)
Balance as of end of the year	$ 5,925	$ 6,308	$ 10,295

Stock-Based Compensation Textuals (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended								1 Months Ended		12 Months Ended				3 Months Ended		12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Restricted Stock Units (RSUs)	Dec. 31, 2011 Restricted Stock Units (RSUs)	Dec. 31, 2010 Restricted Stock Units (RSUs)	Dec. 31, 2012 Stock Options	Dec. 31, 2012 Maximum Stock Options	Oct. 31, 2012 Chief Executive Officer	Jan. 31, 2004 Chief Executive Officer	Dec. 31, 2012 Chief Executive Officer	Dec. 31, 2012 Chief Executive Officer Performance Shares	Dec. 31, 2012 2012-2014 performance period Performance Shares	Dec. 31, 2012 2011-2013 performance period Performance Shares	Mar. 31, 2012 2009-2011 performance period Performance Shares	Mar. 31, 2011 2008-2010 performance period Performance Shares	Dec. 31, 2012 Long-Term Incentive Program (LTIP) Performance Shares
Share-based Compensation Arrangement by Share-based Payment Award
Number of shares authorized to issue	10,500,000												300,000	100,000
Shares available for future grants	1,600,000
Stock compensation expense	$ 8	$ 10	$ 14	$ 8	$ 8	$ 10
RSU awards vesting period				4 years			4 years
Total unrecognized pre-tax compensation cost				8
Weighted-average period for cost to be recognized				2 years			2 years
LTIP awards requisite service period												2 years					3 years
Units granted				778,000											100,000	100,000
LTIP cash awards															1	1
Options granted	1,440,000								1,440,062	325,000
Stock options outstanding (in shares)	1,827,000	817,000						100,000
Exercisable period								10 years
Total unrecognized pre-tax compensation cost, options							$ 3
Weighted average remaining contractual life (options)	4 years
Exercise price, lower range limit (in usd per share)	$ 7.68
Exercise price, upper range limit (in usd per share)	$ 23.16
Share-based Compensation Arrangement by Share-based Payment Award, Options, Grants in Period, Weighted Average Grant Date Fair Value											$ 2.68
Weighted average risk-free interest rates							3.40%
Dividend yield							0.00%
Volatility factor							50.00%
Weighted average expected life							3 years

Stock-Based Compensation RSUs Activity (Details) (Restricted Stock Units (RSUs), USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Restricted Stock Units (RSUs)
Restricted Stock Units Outstanding Roll Forward
Unvested units, beginning	1,840
Units granted	778
Units vested	(622)
Units forfeited	(645)
Unvested units, ending	1,351	1,840
Weighted Average Grant Date Fair Value Roll Forward
Unvested units, beginning (in usd per share)	$ 12.18
Units granted (in usd per share)	$ 9.38	$ 10.23	$ 14.83
Units vested (in usd per share)	$ 12.83
Units forfeited (in usd per share)	$ 11.07
Unvested units, ending (in usd per share)	$ 10.8	$ 12.18

Stock-Based Compensation Stock Options Activity (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Share-based Compensation Arrangement by Share-based Payment Award
Options exercisable (in shares)	388
Options exercisable (in usd per share)	$ 21.85
Stock Options Outstanding Roll Forward
Under option, beginning	817
Options granted	1,440
Options exercised	0
Options forfeited or expired	(430)
Under option, ending	1,827
Weighted Average Exercise Price Roll Forward
Under option, beginning (in usd per share)	$ 18.73
Options granted (in usd per share)	$ 7.68
Options exercised (in usd per share)	$ 0
Options forfeited or expired (in usd per share)	$ 15.92
Under option, ending (in usd per share)	$ 10.68

Stock-Based Compensation Shares Authorized by Exercise Price Range (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Exercise price, lower range limit (in usd per share)	$ 7.68
Exercise price, upper range limit (in usd per share)	$ 23.16
$15.05
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Exercise price, lower range limit (in usd per share)	$ 15.05
Options Outstanding and Exercisable, Shares	63
Options Outstanding and Exercisable, Weighted average exercise price (in usd per share)	$ 15.05
Options Outstanding and Exercisable, Weighted average remaining life	1 month
Options Outstanding and Exercisable, Aggregate Intrinsic Value	$ 0
$23.16
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Exercise price, upper range limit (in usd per share)	$ 23.16
Options Outstanding and Exercisable, Shares	325
Options Outstanding and Exercisable, Weighted average exercise price (in usd per share)	$ 23.16
Options Outstanding and Exercisable, Weighted average remaining life	1 month
Options Outstanding and Exercisable, Aggregate Intrinsic Value	$ 0

Shareholders' Equity (Details) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Class of Stock
Preferred stock, shares authorized	20,000,000
Common stock, shares authorized	150,000,000
Unrealized gains (losses) on derivatives	$ (17)	$ 18
Unrealized foreign currency translation gains (losses)	(1)	1
Increase (decrease) in the fair value of available-for-sale investment	1	(1)
Unrecognized prior service costs and actuarial losses	$ 24	$ 25
Conversion of Convertible Notes
Class of Stock
Common stock reserved for future issuance	11,800,000
Exercise of stock options and other stock awards
Class of Stock
Common stock reserved for future issuance	4,500,000

Segment Information (Segment Information) (Details) (USD $)	3 Months Ended								12 Months Ended			3 Months Ended			6 Months Ended	12 Months Ended						3 Months Ended			12 Months Ended							3 Months Ended		12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012 ship	Dec. 31, 2011 ship	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2012 Bananas ship	Dec. 31, 2011 Bananas ship		Mar. 31, 2012 Bananas ship	Dec. 31, 2012 Bananas		Dec. 31, 2011 Bananas		Dec. 31, 2010 Bananas		Sep. 30, 2012 Salads and Healthy Snacks	Jun. 30, 2012 Salads and Healthy Snacks	Mar. 31, 2012 Salads and Healthy Snacks	Dec. 31, 2012 Salads and Healthy Snacks		Dec. 31, 2011 Salads and Healthy Snacks		Dec. 31, 2010 Salads and Healthy Snacks		Dec. 31, 2010 European Smoothie Business	Mar. 31, 2012 Other Produce	Jun. 30, 2011 Other Produce	Dec. 31, 2012 Other Produce		Dec. 31, 2011 Other Produce		Dec. 31, 2010 Other Produce		Dec. 31, 2012 Corporate Costs		Dec. 31, 2011 Corporate Costs		Dec. 31, 2010 Corporate Costs
Segment Reporting Information [Line Items]
Net sales	$ 737,521,000	$ 714,167,000	$ 833,165,000	$ 793,484,000	$ 721,718,000	$ 722,764,000	$ 870,351,000	$ 824,463,000	$ 3,078,337,000	$ 3,139,296,000	$ 3,227,432,000					$ 1,985,472,000	[1]	$ 2,022,969,000	[1]	$ 1,937,748,000	[1]				$ 952,882,000	[2]	$ 953,464,000	[2]	$ 1,028,475,000	[2]				$ 139,983,000	[3]	$ 162,863,000	[3]	$ 261,209,000	[3]	$ 0	[4]	$ 0	[4]	$ 0	[4]
Segment results									(253,834,000)	33,740,000	110,796,000					77,454,000		127,175,000	[1]	80,591,000	[1]				(218,292,000)		7,035,000	[2]	95,268,000	[2]				(18,120,000)	[3]	(36,757,000)	[3]	5,363,000	[3]	(94,876,000)	[4]	(63,713,000)	[4]	(70,426,000)	[4]
Depreciation and amortization									63,154,000	60,927,000	61,016,000					18,518,000	[1]	18,850,000	[1]	18,568,000	[1]				35,828,000	[2]	36,835,000	[2]	39,803,000	[2]				421,000	[3]	480,000	[3]	175,000	[3]	8,387,000	[4]	4,762,000	[4]	2,470,000	[4]
Equity in (losses) earnings of investees									(33,433,000)	(6,314,000)	(2,925,000)					344,000	[1]	350,000	[1]	1,472,000	[1]				(33,777,000)	[2]	(6,664,000)	[2]	(4,837,000)	[2]				0	[3]	0	[3]	440,000	[3]	0	[4]	0	[4]	0	[4]
Total assets	1,697,762,000				1,937,959,000				1,697,762,000	1,937,959,000	2,067,146,000		1,122,537,000	[1]		1,082,685,000	[1]	1,122,537,000	[1]	1,100,391,000	[1]				494,348,000	[2]	714,129,000	[2]	702,639,000	[2]				33,418,000	[3]	38,160,000	[3]	105,303,000	[3]	87,311,000	[4]	63,133,000	[4]	158,813,000	[4]
Expenditures for long-lived assets									53,440,000	75,535,000	65,542,000					23,351,000	[1]	36,124,000	[1]	29,828,000	[1]				23,070,000	[2]	33,421,000	[2]	28,429,000	[2]				131,000	[3]	225,000	[3]	36,000	[3]	6,888,000	[4]	5,765,000	[4]	7,249,000	[4]
Acceleration of losses on ship sublease arrangements, net of sublease income										4,000,000		6,000,000	4,000,000
Acceleration of losses on ship sublease arrangements net of sublease income in the fourth quarter 2011 and related sale-leaseback gain amortization in the first quarter of 2012												6,000,000
Sale-leaseback gain amortization									14,349,000	14,131,000	14,562,000	2,000,000
Number of ships removed from service and subleased				3	2							3	2		5
Cost of sales primarily related to inventory write-offs to exit healthy snacking products that were not sufficiently profitable, gross																								1,000,000
Selling, general and administrative expense to restructure the European healthy snacking sales force																								1,000,000
Cost of sales primarily related to the closure of a research and development facility																							1,000,000
Impairment of the company's equity-method investment and related assets																						32,000,000
Goodwill and trademark impairment									181,884,000	0	0														180,000,000
Goodwill and trademark impairment, net of tax																									171,000,000
Gain on deconsolidation of European smoothie business									0	0	32,497,000																				32,000,000
Cost of sales primarily related to inventory write-offs to exit low-margin other produce, gross																																2,000,000
Selling, general, and administrative related to lease accrual																																		1,000,000
Reserve for advances made to Chilean grower																																	$ 32,000,000

[1]	Bananas segment results includes the acceleration of losses on ship arrangements of $4 million net of sublease income in the fourth quarter of 2011 and $6 million net of $2 million of related sale-leaseback gain amortization during the sublease period in the first quarter of 2012. As part of the company's European shipping reconfiguration, five ships, two in the fourth quarter of 2011 and three in the first quarter of 2012, were removed from service and subleased. The primary leases for an equivalent number of ships were not renewed at the end of 2012. These accelerated sublease losses are included in "Cost of sales."
[2]	Salads and Healthy Snacks segment results includes $1 million in "Cost of sales" primarily related to inventory write-offs to exit healthy snacking products that were not sufficiently profitable and $1 million in "Selling, general and administrative" to restructure the European healthy snacking sales force. These costs were recognized and related actions completed during the first quarter of 2012. Includes $1 million in "Selling, general and administrative" in the second quarter of 2012, primarily related to the closure of a research and development facility. Salads and Healthy Snacks segment results and equity in (losses) earnings of investees includes $32 million in 2012 to fully impair the company's equity-method investment and related assets and to record estimates of probable cash obligations to the Danone JV. See Notes 7 and 20 for further information related to investments in and income from equity method investments. Includes $180 million ($171 million, net of tax) of goodwill and trademark impairments in 2012 as described in Note 1. Includes a $32 million gain on the deconsolidation of the European smoothie business in 2010 as described in Note 20.
[3]	Other Produce segment results includes $2 million in "Cost of sales" primarily related to inventory write-offs to exit low-margin other produce in 2012, $1 million in "Selling, general and administrative" related to a lease accrual in 2012 and a reserve of $32 million for advances made to a Chilean grower in the second quarter of 2011 as described in Note 4.
[4]	Corporate costs includes "Restructuring and relocation costs" further detailed in Note 3.

Segment Information (Reconciliation of Operating Income (Loss)) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated
Segment results									$ (253,834)		$ 33,740		$ 110,796
Operating income (loss)	(204,893)	(66,104)	17,597	(434)	(11,911)	(10,395)	13,846	42,200	(253,834)		33,740		107,660
Other Produce
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated
Segment results									(18,120)	[1]	(36,757)	[1]	5,363	[1]
Other income									0		0		(2,525)
Corporate Costs
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated
Segment results									(94,876)	[2]	(63,713)	[2]	(70,426)	[2]
Other income									$ 0		$ 0		$ (611)

[1]	Other Produce segment results includes $2 million in "Cost of sales" primarily related to inventory write-offs to exit low-margin other produce in 2012, $1 million in "Selling, general and administrative" related to a lease accrual in 2012 and a reserve of $32 million for advances made to a Chilean grower in the second quarter of 2011 as described in Note 4.
[2]	Corporate costs includes "Restructuring and relocation costs" further detailed in Note 3.

Segment Information (Net Sales by Geographic Area) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Schedule of Net Sales by Geographic Area
United States net sales									$ 1,773,210		$ 1,793,580		$ 1,895,207
Foreign net sales									1,305,127		1,345,716		1,332,225
Total net sales	737,521	714,167	833,165	793,484	721,718	722,764	870,351	824,463	3,078,337		3,139,296		3,227,432
Core Europe
Schedule of Net Sales by Geographic Area
Foreign net sales									954,190	[1]	1,025,565	[1]	1,011,954	[1]
Italy
Schedule of Net Sales by Geographic Area
Foreign net sales									213,386		229,138		206,767
Germany
Schedule of Net Sales by Geographic Area
Foreign net sales									191,673		199,084		198,665
Other Core Europe
Schedule of Net Sales by Geographic Area
Foreign net sales									549,131		597,343		606,522
Other International
Schedule of Net Sales by Geographic Area
Foreign net sales									$ 350,937		$ 320,151		$ 320,271

[1]	Core Europe includes the 27 member states of the European Union, Switzerland, Norway and Iceland.

Segment Information (Property, Plant and Equipment, by Geographic Area) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Schedule of Long-Lived Assets by Geographic Area
Property, plant and equipment, net	$ 395,299	$ 369,687
United States
Schedule of Long-Lived Assets by Geographic Area
Property, plant and equipment, net	226,587	202,713
Central and South America
Schedule of Long-Lived Assets by Geographic Area
Property, plant and equipment, net	142,573	133,072
Other International
Schedule of Long-Lived Assets by Geographic Area
Property, plant and equipment, net	$ 26,139	$ 33,902

Contingencies (Contigencies accruals) (Details) (European legal proceedings [Member], USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
European legal proceedings [Member]
Loss Contingencies
Loss Contingency Accrual, at Carrying Value	$ 4	$ 3

Contingencies (Columbia-Related Loss Contingencies) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012 lawsuit	Nov. 30, 2012 lawsuit	Feb. 28, 2010 lawsuit
ATS Lawsuits
Loss Contingencies
Number of tort lawsuits filed against the company	9
Minimum number of alleged victims at the balance sheet date	6,000
Number of lawsuits seeking unspecified compensatory and punitive damages as well as attorneys' fees and costs	8
Number of lawsuits seeking treble damages and disgorgement of profits without explanation	1
Specific demand in compensatory damage	10
Specific demand in punitive damage	10
ATA Lawsuits
Loss Contingencies
Number of tort lawsuits filed against the company	4
Number of lawsuits for which the motion to dismiss was granted in part and denied in part			1
Number of lawsuits dismissed after the parties reached a confidential settlement agreement		1

Contingencies (Columbia-Related Gain Contingencies) (Details) (Insurance recovery coverage suit, USD $) In Millions, unless otherwise specified	Dec. 31, 2012 insurer
Insurance recovery coverage suit
Gain Contingencies
Number of primary general liability insurers involved in coverage suit initially	3
Number of primary insurers with which the company reached settlement agreements	3
Percent of defense costs in the ATA and ATS lawsuits to be paid by primary insurers	40.00%
Expense reimbursement received to date which is deferred in Other liabilities	$ 11

Contingencies (Italian Customs and Tax Cases) (Details)	Dec. 31, 2012 Italian customs and tax cases [Member] jurisdiction	Jul. 31, 2011 2004 - 2005 Cases USD ($)	Jul. 31, 2011 2004 - 2005 Cases EUR (€)	Dec. 31, 2012 2004 - 2005 Cases USD ($)	Dec. 31, 2012 2004 - 2005 Cases EUR (€)	Dec. 31, 2012 2004 - 2005 Cases Indirect import challenge - income tax assessment [Member] EUR (€)	Dec. 31, 2012 2004 - 2005 Cases Indirect import challenge - customs tax assessment [Member] EUR (€)	Dec. 31, 2012 2004 - 2005 Cases 2004 cases - direct import challenge [Member] USD ($)	Dec. 31, 2012 2004 - 2005 Cases 2004 cases - direct import challenge [Member] EUR (€)	Dec. 31, 2012 2004 - 2005 Cases 2005 cases - direct import challenge [Member] USD ($)	Dec. 31, 2012 2004 - 2005 Cases 2005 cases - direct import challenge [Member] EUR (€)	Dec. 31, 2012 Trento 1998-2000 Cases EUR (€) installment	Dec. 31, 2012 Alessandria 1998-2000 Cases EUR (€) installment	Dec. 31, 2012 Genoa 1998-2000 Cases EUR (€)
Loss Contingencies
Number of jurisdictions where civil customs proceedings were ultimately brought and are now pending	4
Claim amount								$ 17,000,000	€ 13,000,000	$ 26,000,000	€ 19,000,000	€ 3,300,000	€ 300,000	€ 7,400,000
Interest and penalties claimed												3,100,000	200,000	1,000,000
Total claim												6,400,000	500,000	8,400,000
Deposits made on amounts claimed that have become due and payable notwithstanding the pending appeals												6,400,000	500,000	600,000
Number of monthly installments in Trento case												36
Number of monthly installments in Alessandria case													36
Monthly deposit payment						113,000	350,000							118,000
Assessment amount						12,000,000	18,200,000
Interest and penalties assessed						19,100,000	10,200,000
Total assessment						31,100,000	28,400,000
Deposits made on amounts assessed that have become due and payable notwithstanding the pending appeals						1,500,000	7,200,000
Interest deducted from original claim in Genoa case														6,000,000
Tax settlement paid				4,000,000	3,000,000
Pricing adjustment paid for 2006 through 2009		$ 3,000,000	€ 2,000,000

Contingencies (Consumption Tax Refunds) (Details) In Millions, unless otherwise specified	1 Months Ended
	Jan. 31, 2012 USD ($)	Jan. 31, 2012 Consumption Tax Refunds EUR (€)
Loss Contingencies
Cash received from consumption tax refunds and deferred in Other liabilities at the balance sheet date	$ 27	€ 20

Deconsolidation, Divestitures And Discontinued Operations (Details)	12 Months Ended					1 Months Ended		1 Months Ended		12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2010 EUR (€)	Dec. 31, 2010 Danone S.A.	Apr. 30, 2010 Coast Citrus Distributors USD ($)	Dec. 31, 2010 Salads and Healthy Snacks Danone JV	May 31, 2010 European Smoothie Business USD ($)	May 31, 2010 European Smoothie Business EUR (€)	Dec. 31, 2012 European Smoothie Business	Dec. 31, 2011 European Smoothie Business	Dec. 31, 2010 European Smoothie Business USD ($)	Dec. 31, 2010 European Smoothie Business Level 3 Retained Investment in Business USD ($)
Schedule of Equity Method Investments
Ownership percentage sold								51.00%	51.00%
Amount the European smoothie business was sold for	$ 0	$ 0	$ 16,882,000					$ 18,000,000	€ 15,000,000
Gain on deconsolidation of European smoothie business	0	0	32,497,000									32,000,000
Gain from remeasurement of retained investment in European smoothie business												15,000,000
Fair value of retained interest													16,000,000
Variable interest entity, ownership percentage					51.00%					51.00%	51.00%
Equity method investment, ownership percentage						49.00%	49.00%
Cash proceeds from sale of equity method investment	3,142,000	3,307,000	21,345,000			18,000,000
Loss from discountined operations	1,983,000	0	3,268,000
Proceeds from sale of subsidiary, held in escrow			$ 7,000,000	€ 6,000,000

Quarterly Financial Data (Unaudited) (Textuals) (Details) (USD $) In Millions, except Share data in Thousands, unless otherwise specified	12 Months Ended			3 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Pro Forma	Sep. 30, 2012 Pro Forma	Mar. 31, 2012 Pro Forma	Dec. 31, 2011 Pro Forma	Sep. 30, 2011 Pro Forma	Dec. 31, 2012 Income tax expense	Mar. 31, 2012 Income tax expense	Dec. 31, 2012 Sales rebates
Selected Financial Data
Weighted average common shares outstanding (used to calculate diluted EPS) (in shares)	46,059	46,286	45,850	47,000	46,600	46,500	46,400	46,300
Out of period income tax adjustment	$ 4								$ 2	$ 3	$ 3

Quarterly Financial Data (Unaudited) (Quarterly Financial Information) (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Selected Financial Data
Net sales	$ 737,521	$ 714,167	$ 833,165	$ 793,484	$ 721,718	$ 722,764	$ 870,351	$ 824,463	$ 3,078,337	$ 3,139,296	$ 3,227,432
Cost of sales	666,884	643,578	727,607	704,971	649,509	641,702	717,262	689,558	2,743,040	2,698,031	2,770,431
Gross profit	70,637	70,589	105,558	88,513	72,209	81,062	153,089	134,905
Operating income (loss)	(204,893)	(66,104)	17,597	(434)	(11,911)	(10,395)	13,846	42,200	(253,834)	33,740	107,660
Net income (loss)	$ (332,629)	$ (66,754)	$ 5,508	$ (11,142)	$ (16,315)	$ (28,826)	$ 77,775	$ 24,202	$ (405,017)	$ 56,836	$ 57,355
Net income (loss) per common share — basic
Continuing operations (in usd per share)	$ (7.14)	$ (1.45)	$ 0.12	$ (0.24)					$ (8.75)	$ 1.25	$ 1.34
Discontinued operations (in usd per share)	$ (0.04)	$ 0	$ 0	$ 0					$ (0.04)	$ 0	$ (0.07)
Earnings (loss) per common share - basic (in usd per share)	$ (7.18)	$ (1.45)	$ 0.12	$ (0.24)	$ (0.36)	$ (0.63)	$ 1.71	$ 0.53	$ (8.79)	$ 1.25	$ 1.27
Net income (loss) per common share — diluted
Continuing operations (in usd per share)	$ (7.14)	$ (1.45)	$ 0.12	$ (0.24)					$ (8.75)	$ 1.23	$ 1.32
Discontinued operations (in usd per share)	$ (0.04)	$ 0	$ 0	$ 0					$ (0.04)	$ 0	$ (0.07)
Earnings (loss) per common share - diluted (in usd per share)	$ (7.18)	$ (1.45)	$ 0.12	$ (0.24)	$ (0.36)	$ (0.63)	$ 1.68	$ 0.52	$ (8.79)	$ 1.23	$ 1.25
Common Stock | High
Selected Financial Data
Common stock market price	$ 8.39	$ 7.96	$ 8.96	$ 10.37	$ 9.6	$ 13.37	$ 16.09	$ 17.19	$ 8.39	$ 9.6
Common Stock | Low
Selected Financial Data
Common stock market price	$ 6.61	$ 4.75	$ 4.66	$ 8.04	$ 7.64	$ 8.34	$ 12.01	$ 13.71	$ 6.61	$ 7.64

Schedule I (Condensed Balance Sheet) (Details) (USD $)	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2012 Parent Company	Dec. 31, 2011 Parent Company	Dec. 31, 2010 Parent Company	Dec. 31, 2009 Parent Company	Dec. 31, 2012 7.5% Senior Notes	Dec. 31, 2012 7.5% Senior Notes Parent Company	Dec. 31, 2011 7.5% Senior Notes Parent Company	Dec. 31, 2012 4.25% Convertible Senior Notes	Dec. 31, 2011 4.25% Convertible Senior Notes	Dec. 31, 2010 4.25% Convertible Senior Notes	Dec. 31, 2012 4.25% Convertible Senior Notes Parent Company	Dec. 31, 2011 4.25% Convertible Senior Notes Parent Company	Feb. 12, 2008 4.25% Convertible Senior Notes Parent Company
Condensed Financial Statements, Captions
Stated interest rate on debt instrument											7.50%			4.25%	4.25%	4.25%			4.25%
Current assets:
Cash and equivalents	$ 51,026,000		$ 45,261,000		$ 156,481,000	$ 121,369,000	$ 2,601,000	$ 0	$ 0	$ 0
Other receivables	65,109,000		66,804,000				359,000	0
Other current assets	18,335,000		44,597,000				628,000	266,000
Total current assets	680,476,000		704,673,000				3,588,000	266,000
Investments in and accounts with subsidiaries							647,471,000	1,071,132,000
Other assets							18,919,000	23,332,000
Total assets	1,697,762,000		1,937,959,000		2,067,146,000		669,978,000	1,094,730,000
Current liabilities:
Long-term debt due within one year	65,008,000	[1]	16,774,000	[1]			0	0
Accounts payable and accrued liabilities							15,363,000	15,354,000
Total current liabilities	480,332,000		383,325,000				15,363,000	15,354,000
Long-term debt	540,517,000		555,705,000									106,438,000	106,438,000				153,082,000	143,367,000
Other liabilities	99,535,000		44,155,000				24,693,000	29,501,000
Total liabilities	1,327,360,000		1,137,889,000				299,576,000	294,660,000
Commitments and contingencies	0		0				0	0
Shareholders' equity	370,402,000		800,070,000		739,988,000	660,303,000	370,402,000	800,070,000
Total liabilities and shareholders' equity	$ 1,697,762,000		$ 1,937,959,000				$ 669,978,000	$ 1,094,730,000

[1]	Credit facilities and other subsidiary debt may be traded on the secondary loan market, and the fair value of the Term Loan is based on either the last available trading price, if recent, or trading prices of comparable debt (Level 3). See also Note 12 for discussion of fair value.

Schedule I (Condensed Statements of Operations) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Condensed Financial Statements, Captions
Net sales	$ 737,521	$ 714,167	$ 833,165	$ 793,484	$ 721,718	$ 722,764	$ 870,351	$ 824,463	$ 3,078,337		$ 3,139,296		$ 3,227,432
Cost of sales	666,884	643,578	727,607	704,971	649,509	641,702	717,262	689,558	2,743,040		2,698,031		2,770,431
Selling, general and administrative1									(275,895)		(301,465)		(315,749)
Equity in (losses) earnings of investees									(33,433)		(6,314)		(2,925)
Operating income (loss)	(204,893)	(66,104)	17,597	(434)	(11,911)	(10,395)	13,846	42,200	(253,834)		33,740		107,660
Interest expense									(45,299)		(51,586)		(57,058)
Other income (expense), net									(1,793)		(11,722)		2,889
Income (loss) from continuing operations before income taxes									(297,795)		(25,364)		59,023
Income tax benefit									(105,239)		82,200		1,600
Net income (loss)	(332,629)	(66,754)	5,508	(11,142)	(16,315)	(28,826)	77,775	24,202	(405,017)		56,836		57,355
Change in fair value of available-for-sale investment									1,222		(224)		(126)
Other comprehensive income (loss) of investments in and accounts with subsidiaries									(33,437)		(8,526)		17,425
Comprehensive income (loss)									(437,232)		48,086		74,654
Parent Company
Condensed Financial Statements, Captions
Net sales									0		0		0
Cost of sales									521		0		0
Selling, general and administrative1									(52,400)	[1]	(47,529)	[1]	(53,363)	[1]
Equity in (losses) earnings of investees									(220,010)		(63,937)		163,413
Operating income (loss)									(272,931)		(111,466)		110,050
Interest expense									(27,167)		(39,702)		(43,010)
Interest expense to subsidiary									0		(8,917)		(11,030)
Dividend income from subsidiary									0		144,136		0
Other income (expense), net									320		(9,415)		(255)
Income (loss) from continuing operations before income taxes									(299,778)		(25,364)		55,755
Income tax benefit									(105,239)		82,200		1,600
Net income (loss)									$ (405,017)		$ 56,836		$ 57,355

[1]	Reclassifications were made for comparative purposes.

Schedule I (Condensed Statements of Cash Flow) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Condensed Financial Statements, Captions
Cash flow from operations	$ 32,577	$ 38,958	$ 97,861
Cash flow from investing
Investing cash flow	(47,639)	(67,971)	(32,320)
Cash flow from financing	20,827	(82,207)	(30,429)
Increase (decrease) in cash and equivalents	5,765	(111,220)	35,112
Cash and equivalents, beginning of period	45,261	156,481	121,369
Cash and equivalents, end of period	51,026	45,261	156,481
Parent Company
Condensed Financial Statements, Captions
Cash flow from operations	0	0	0
Cash flow from investing
Available for sale investments sold	2,601	0	0
Investing cash flow	2,601	0	0
Cash flow from financing	0	0	0
Increase (decrease) in cash and equivalents	2,601	0	0
Cash and equivalents, beginning of period	0	0	0
Cash and equivalents, end of period	$ 2,601	$ 0	$ 0

Schedule I (Notes) (Details) (USD $)	12 Months Ended			3 Months Ended	12 Months Ended								0 Months Ended	12 Months Ended				1 Months Ended	0 Months Ended																			0 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Aug. 14, 2016 4.25% Convertible Senior Notes	Dec. 31, 2012 4.25% Convertible Senior Notes		Dec. 31, 2011 4.25% Convertible Senior Notes		Dec. 31, 2010 4.25% Convertible Senior Notes	Sep. 30, 2012 4.25% Convertible Senior Notes	Dec. 31, 2012 8.875% Senior Notes	Dec. 31, 2012 7.5% Senior Notes	Feb. 12, 2008 Parent Company 4.25% Convertible Senior Notes	Dec. 31, 2012 Parent Company 4.25% Convertible Senior Notes	Dec. 31, 2011 Parent Company 4.25% Convertible Senior Notes	Dec. 31, 2010 Parent Company 4.25% Convertible Senior Notes	Dec. 31, 2011 Parent Company 8.875% Senior Notes	Dec. 31, 2011 Parent Company 7.5% Senior Notes	Feb. 05, 2013 Subsequent Event 7.875% Senior Notes	Feb. 05, 2013 Subsequent Event ABL Facility	Feb. 05, 2013 Subsequent Event Parent Company 7.875% Senior Notes	Feb. 05, 2013 Subsequent Event Parent Company ABL Facility	Feb. 05, 2013 Redemption Option Upon Change of Control Subsequent Event 7.875% Senior Notes	Feb. 05, 2013 Redemption Option Upon Change of Control Subsequent Event Parent Company 7.875% Senior Notes	Feb. 05, 2013 On or Before February 1, 2016 Subsequent Event 7.875% Senior Notes	Feb. 05, 2013 On or Before February 1, 2016 Subsequent Event Parent Company 7.875% Senior Notes	Feb. 05, 2013 On or Before February 1, 2016 Redemption Option Using Cash Proceeds from Equity Offerings Subsequent Event 7.875% Senior Notes	Feb. 05, 2013 On or Before February 1, 2016 Redemption Option Using Cash Proceeds from Equity Offerings Subsequent Event Parent Company 7.875% Senior Notes	Feb. 05, 2013 February 1, 2016 Subsequent Event 7.875% Senior Notes	Feb. 05, 2013 February 1, 2016 Subsequent Event Parent Company 7.875% Senior Notes	Feb. 05, 2013 February 1, 2017 Subsequent Event 7.875% Senior Notes	Feb. 05, 2013 February 1, 2017 Subsequent Event Parent Company 7.875% Senior Notes	Feb. 05, 2013 February 1, 2018 Subsequent Event 7.875% Senior Notes	Feb. 05, 2013 February 1, 2018 Subsequent Event Parent Company 7.875% Senior Notes	Feb. 05, 2013 February 1, 2019 and Thereafter Subsequent Event 7.875% Senior Notes	Feb. 05, 2013 February 1, 2019 and Thereafter Subsequent Event Parent Company 7.875% Senior Notes	Feb. 05, 2013 Maximum Parent Company 7.875% Senior Notes	Feb. 05, 2013 Maximum On or Before February 1, 2016 Redemption Option Using Cash Proceeds from Equity Offerings Subsequent Event 7.875% Senior Notes	Feb. 05, 2013 Maximum On or Before February 1, 2016 Redemption Option Using Cash Proceeds from Equity Offerings Subsequent Event Parent Company 7.875% Senior Notes	Feb. 05, 2013 ABL Term Loan Subsequent Event ABL Facility	Feb. 05, 2013 ABL Term Loan Subsequent Event Parent Company ABL Facility	Feb. 05, 2013 Fixed Charge Coverage Ratio Covenant Subsequent Event ABL Facility	Feb. 05, 2013 Fixed Charge Coverage Ratio Covenant Subsequent Event Parent Company ABL Facility	Feb. 05, 2013 Maintenance of Cash in Accounts Subject to Control of Collateral Agent Subsequent Event ABL Facility	Feb. 05, 2013 Maintenance of Cash in Accounts Subject to Control of Collateral Agent Subsequent Event Parent Company ABL Facility
Condensed Financial Statements, Captions
Stated interest rate on debt instrument					4.25%		4.25%		4.25%		8.88%	7.50%	4.25%						7.88%		7.88%
Debt term																				5 years		5 years
Face amount of convertible notes					$ 200,000,000		$ 200,000,000						$ 200,000,000	$ 200,000,000	$ 200,000,000				$ 425,000,000		$ 425,000,000
Net proceeds from issuance of convertible senior notes													194,000,000
Initial conversion rate (in shares)														44.5524
Principal amount of note to be considered under conversion rate				1,000										1,000
Conversion price (in usd per share)	$ 22.45	$ 22.45	$ 22.45							$ 22.45				$ 22.45
Number of shares initially reserved to cover conversions of convertible notes														11,800,000
Effective interest rate on debt component										12.50%				12.50%					8.00%		8.00%
Debt and Equity Components of Convertible Note:
Unamortized discount					(46,918,000)		(56,633,000)							(46,918,000)	(56,633,000)
Net carrying amount of debt component					153,082,000	[1]	143,367,000	[1]						153,082,000	143,367,000
Equity component					84,904,000		84,904,000							84,904,000	84,904,000
Issuance costs and income taxes					(3,210,000)		(3,210,000)								(3,210,000)
Equity component, net of issuance costs and income taxes					81,694,000		81,694,000								81,694,000
Interest Expense, Convertible Notes:
4.25% coupon interest					8,500,000		8,500,000		8,500,000					8,500,000	8,500,000	8,500,000
Amortization of deferred financing fees					469,000		469,000		469,000					469,000	469,000	469,000
Amortization of discount on the debt component	9,715,000	8,606,000	7,623,000		9,715,000		8,606,000		7,623,000					9,715,000	8,606,000	7,623,000
Interest expense related to convertible notes					18,684,000		17,575,000		16,592,000					18,684,000	17,575,000	16,592,000
Repurchased senior notes																	133,000,000	50,000,000																			42,500,000
Redemption price of senior notes																	103.33%	101.25%					101.00%	101.00%	103.00%	103.00%	107.88%	107.88%	105.91%	105.91%	103.94%	103.94%	101.97%	101.97%	100.00%	100.00%
Senior notes with call feature																	44,000,000
Call price of senior notes																	102.96%
Debt discount rate																			99.27%		99.27%
Redemption amount, percentage of principal amount																																						35.00%	35.00%
Percentage of original aggregate principal amount, minimum after each redemption																			65.00%		65.00%
Maximum borrowing capacity																				200,000,000		200,000,000
Term loan																				7,500,000		7,500,000
Required annual repayment																																								2,000,000	2,000,000
Initial borrowing capacity																				112,000,000		112,000,000																			22,000,000
Initial borrowings under the Facility																				37,000,000		37,000,000
Amount of Facility used to support letters of credit																						21,000,000
Remaining borrowing capacity of the Facility																				$ 54,000,000		$ 54,000,000
Maturity period prior to maturity of the Convertible Senior Notes																				60 days		60 days
Percentage of maximum stated revolver amount																																										10.00%	10.00%	12.50%	12.50%

[1]	The fair value of the parent company debt is based on observable inputs, which include quoted prices for similar assets or liabilities in an active market and market-corroborated inputs (Level 2). See also Note 12 for discussion of fair value.

Schedule II (Allowance for Doubtful Accounts) (Details) (Allowance for Doubtful Accounts, Current, USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Allowance for Doubtful Accounts, Current
Allowances for Doubtful Accounts Receivable Rollforward
Balance at beginning of period	$ 6,405	$ 9,497	$ 9,619
Charged to costs and expenses	14,041	2,877	2,161
Total additions	14,041	2,877	2,161
Write-offs	1,736	5,102	1,651
Foreign exchange and other, net	(318)	867	632
Total deductions	1,418	5,969	2,283
Balance at end of period	$ 19,028	$ 6,405	$ 9,497

Schedule II (Tax Valuation Allowance) (Details) (Valuation Allowance of Deferred Tax Assets, USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Valuation Allowance of Deferred Tax Assets
Tax Valuation Allowance Rollforward
Balance at beginning of period	$ 104,276	$ 202,943	$ 244,915
U.S. net deferred tax assets	41,052	0	0
Valuation allowance	88,554	0	0
Foreign net deferred tax assets	14,937	1,031	0
Prior year U.S. NOL adjustments	387	773	558
Total additions	144,930	1,804	558
U.S. net deferred tax assets	0	5,368	13,876
Valuation allowance release	0	86,980	0
Foreign net deferred tax assets	0	0	18,529
Prior year foreign NOL adjustments	2,781	8,123	10,125
Total deductions	2,781	100,471	42,530
Balance at end of period	$ 246,425	$ 104,276	$ 202,943